UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22209

Global X Funds

(Exact name of registrant as specified in charter)

605 Third Avenue, 43rd floor

New York, NY 10158

(Address of principal executive offices) (Zip code)

Thomas Park

Global X Management Company LLC

605 Third Avenue, 43rd floor

New York, NY 10158

(Name and address of agent for service)

With a copy to:

Global X Management Company LLC 605 Third Avenue, 43rd floor New York, NY 10158	Eric S. Purple, Esq. Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, DC 20006-1871

Registrant’s telephone number, including area code: (212) 644-6440

Date of fiscal year end: November 30, 2023

Date of reporting period: November 30, 2023

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Global X MLP ETF (ticker: MLPA)
Global X MLP & Energy Infrastructure ETF (ticker: MLPX)
Global X Alternative Income ETF (ticker: ALTY)
Global X Conscious Companies ETF (ticker: KRMA)
Global X U.S. Preferred ETF (ticker: PFFD)
Global X S&P 500® Quality Dividend ETF (ticker: QDIV)
Global X Adaptive U.S. Factor ETF (ticker: AUSF)
Global X Variable Rate Preferred ETF (ticker: PFFV)
Global X Adaptive U.S. Risk Management ETF (ticker: ONOF)
Global X 1-3 Month T-Bill ETF (ticker: CLIP)
Global X U.S. Cash Flow Kings 100 ETF (ticker: FLOW)

Annual Report

November 30, 2023

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ (defined below) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Funds’ website (www. globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Shares are bought and sold at market price (not net asset value (“NAV”)) and are not individually redeemed from a Fund. Shares may only be redeemed directly from a Fund by Authorized Participants, in very large creation/ redemption units. Brokerage commissions will reduce returns.

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “SEC” or “Commission”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at https://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Global X Funds uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-493-8631; and (ii) on the Commission’s website at https://www.sec.gov.

Management Discussion of Fund Performance (unaudited)
Global X MLP ETF

Global X MLP ETF

The Global X MLP ETF (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive MLP Infrastructure Index (“Underlying Index”). The Fund is passively managed, and the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Solactive MLP Infrastructure Index is intended to give investors a means of tracking the performance of the energy infrastructure MLP asset class in the United States. The Underlying Index is composed of Midstream MLPs engaged in the transportation, storage, and processing of natural resources, as defined by Solactive AG, the provider of the Underlying Index.

For the 12-month period ended November 30, 2023 (the “reporting period”), the Fund increased 15.79%, while the Underlying Index increased 20.63%. The Fund had a net asset value of $42.99 per share on November 30, 2022 and ended the reporting period with a net asset value of $46.08 on November 30, 2023.

During the reporting period, the highest returns came from NGL Energy Partners LP and Magellan Midstream Partners LP, which returned 270.09% and 38.82%, respectively. The worst performers were USD Partners LP and Martin Midstream Partners LP, which returned -91.57% and -20.49%, respectively.

The Fund recorded a positive performance during the reporting period as the US saw record levels of oil and gas production, which raised demand for midstream infrastructure. Compared to other energy sector divisions, midstream was particularly well positioned to profit from a volatile market because of its defensive contracts and fee structure. Investor views remained positive despite an uncertain macroeconomic climate, thanks in part to the midstream industry’s consolidation of mergers and acquisitions (M&A) with the purpose of expanding operations and profitability. Finally, the US oil sector filled the void created by the Organization of Petroleum Exporting Countries’ (OPEC) decision to continue with further supply curbs.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2023
	One Year Return		Three Year Return		Five Year Return		Ten Year Return
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MLP ETF	15.79%	15.87%	29.90%	30.00%	7.32%	7.36%	0.79%	0.80%
Hybrid Solactive MLP Infrastructure Index/Solactive MLP Composite Index Gross**	20.63%	20.63%	33.13%	33.13%	9.09%	9.09%	1.79%	1.79%
S&P 500® Index	13.84%	13.84%	9.76%	9.76%	12.51%	12.51%	11.82%	11.82%

Management Discussion of Fund Performance (unaudited)
Global X MLP ETF

Growth of a $10,000 Investment
(At Net Asset Value)

*The Fund commenced investment operations on April 18, 2012.

**Reflects performance of Solactive MLP Composite Index through March 31, 2015 and Solactive MLP Infrastructure Index thereafter.

The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The Solactive MLP Composite Index tracks the price movements in shares of the largest entities that are structured as Master Limited Partnerships (MLP) and that are engaged in the transportation, storage, processing, refining, marketing, exploration, production, or mining of natural resources.

The Solactive MLP Infrastructure Index tracks the price movements in shares of companies that are structured as Master Limited Partnerships (MLP) and that are engaged in own and operate assets used in energy logistics, including, but not limited to, pipelines, storage facilities and other assets used in transporting, storing, gathering, and processing natural gas, natural gas liquids, crude oil or refined products.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Management Discussion of Fund Performance (unaudited)
Global X MLP ETF

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices above.

Management Discussion of Fund Performance (unaudited)
Global X MLP & Energy Infrastructure ETF

Global X MLP & Energy Infrastructure ETF

The Global X MLP & Energy Infrastructure ETF (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive MLP & Energy Infrastructure Index (“Underlying Index”). The Fund is passively managed, and the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is intended to give investors a means of tracking the performance of MLPs and energy infrastructure corporations. Midstream energy infrastructure MLPs and corporations principally own and operate assets used in energy logistics, including, but not limited to, pipelines, storage facilities and other assets used in transporting, storing, gathering, and processing natural gas, natural gas liquids, crude oil or refined products. The Underlying Index limits its exposure to partnerships in order to comply with applicable tax diversification rules. Securities must be publicly traded in the United States. The Underlying Index is maintained by Solactive AG.

For the 12-month period ended November 30, 2023 (the “reporting period”), the Fund increased 9.42%, while the Underlying Index increased 10.24%. The Fund had a net asset value of $43.47 per share on November 30, 2022 and ended the reporting period with a net asset value of $44.99 on November 30, 2023.

During the reporting period, the highest returns came from Archrock Inc. and Magellan Midstream Partners, L.P., which returned 75.60% and 38.82%, respectively. The worst performers were TC Energy Corporation and Enbridge Inc., which returned -9.43% and -9.32%, respectively.

The Fund recorded a positive performance during the reporting period due to record oil and gas production in the US, which increased demand for midstream infrastructure. The Organization of the Petroleum Exporting Countries’ (OPEC) decision to follow through with additional supply cuts benefited the US oil industry, which filled the supply gap. Moreover, the US surpassed Australia and Qatar as the world’s leading liquefied natural gas supplier. Merger and Acquisition (M&A) consolidation in the midstream industry geared towards expanding operations and profitability contributed to the positive perception of investors in an uncertain macroeconomic environment. Finally, in a volatile market, midstream’s defensive contracts and fee structure made it uniquely positioned to benefit compared to other segments of the energy sector.

Management Discussion of Fund Performance (unaudited)
Global X MLP & Energy Infrastructure ETF

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2023
	One Year Return		Three Year Return		Five Year Return		Ten Year Return
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X MLP & Energy Infrastructure ETF	9.42%	9.50%	26.11%	26.01%	11.16%	11.13%	5.02%	5.02%
Solactive MLP & Energy Infrastructure Index	10.24%	10.24%	27.04%	27.04%	11.89%	11.89%	5.95%	5.95%
S&P 500® Index	13.84%	13.84%	9.76%	9.76%	12.51%	12.51%	11.82%	11.82%

Growth of a $10,000 Investment
(At Net Asset Value)

*The Fund commenced investment operations on August 6, 2013.

The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The Solactive MLP & Energy Infrastructure Index tracks the performance of MLPs and energy infrastructure corporations.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Management Discussion of Fund Performance (unaudited)
Global X MLP & Energy Infrastructure ETF

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Alternative Income ETF

Global X Alternative Income ETF

The Global X Alternative Income ETF (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Indxx SuperDividend Alternatives Index (“Underlying Index”). The Fund is passively managed, and the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is intended to provide exposure to five income-producing categories: Master Limited Partnerships (“MLPs”) and Infrastructure, Real Estate, Preferreds, Emerging Market Bonds and Covered Calls. The MLPs and Infrastructure categories primarily consist of units of MLPs and shares of infrastructure companies. The Real Estate category provides exposure to global real estate investment trusts (“REITs”), and gains this exposure through investing directly in the Global X SuperDividend® REIT ETF. The Preferreds category provides exposure to U.S. preferred securities, and gains this exposure through investing directly in the Global X U.S. Preferred ETF. The Emerging Markets Bonds category provides exposure to emerging markets debt, and gains this exposure through investing directly in the Global X Emerging Markets Bond ETF. The Covered Call category provides exposure to a covered call strategy, and gains this exposure through investing directly in the Global X Nasdaq 100 Covered Call ETF.

For the 12-month period ended November 30, 2023 (the “reporting period”), the Fund increased 4.01%, while the Underlying Index increased 4.10%. The Fund had a net asset value of $11.42 per share on November 30, 2022 and ended the reporting period with a net asset value of $11.05 on November 30, 2023.

During the reporting period, the highest returns came from USA Compression Partners L.P. and Magellan Midstream Partners, L.P., which returned 42.84% and 38.82%, respectively. The worst performers were Icahn Enterprises L.P. and Avista Corporation, which returned -55.40% and -18.70%, respectively.

Volatility in global capital markets eased amid lower inflationary pressures and supported the Fund’s modestly positive performance during the reporting period. The slowing pace of interest rate hikes, stronger than expected economic growth, and speculation surrounding an end to the rate hiking cycle pushed prices higher on bonds and interest-rate sensitive equities. The Fund’s allocation to a covered-call strategy on the Nasdaq 100 Index helped lead returns in the Fund as strong performance in this technology sector-focused index contributed to robust total returns. Much of this covered call strategy’s performance was fueled by investors pivoting towards growth stocks spurred on by the excitement surrounding artificial intelligence (AI) and mega-cap technology stocks. Energy was also a top performing sector in the Fund as partnerships linked to midstream and downstream industries benefited from resilient demand and elevated energy prices. Furthermore, the November decline in interest rates sparked a broad end-of-year rally among interest-rate sensitive holdings, a segment that includes preferreds and REITs. However, these gains were tempered by poor performance from the utilities sector, as elevated interest rates throughout the reporting period lessened the appeal of utilities companies, which tend to be highly leveraged.

Management Discussion of Fund Performance (unaudited)
Global X Alternative Income ETF

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2023
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Alternative Income ETF	4.01%	3.74%	5.96%	6.02%	2.58%	2.56%	4.32%	4.31%
Indxx SuperDividend® Alternatives Index	4.10%	4.10%	6.14%	6.14%	2.65%	2.65%	4.70%	4.70%
S&P 500® Index	13.84%	13.84%	9.76%	9.76%	12.51%	12.51%	11.76%	11.76%

Growth of a $10,000 Investment
(At Net Asset Value)

*The Fund commenced investment operations on July 13, 2015.

The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The Indxx SuperDividend® Alternatives Index is designed to track the performance of different Alternative asset classes, with an objective of providing a diversified portfolio of assets with a low volatility and high dividend yield.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Management Discussion of Fund Performance (unaudited)
Global X Alternative Income ETF

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)

Global X Conscious Companies ETF

Global X Conscious Companies ETF

The Global X Conscious Companies ETF (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Concinnity Conscious Companies Index (“Underlying Index”). The Fund is passively managed and the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index looks to provide investors an opportunity to invest in well-managed companies that achieve financial performance in a sustainable and responsible manner as measured by their ability to achieve positive outcomes that are consistent with a multi-stakeholder operating system (“MsOS”), as defined by Concinnity Advisors LP, the provider of the Underlying Index. The MsOS is a corporate governance structure that seeks to account for the multiple stakeholders that are critical for the ongoing success of the business, and incorporate the considerations of these stakeholders into the corporate decision-making and problem-solving process. The Index Provider conducts its analysis based on the following five key stakeholder groups: (1) Customers, (2) Employees, (3) Suppliers, (4) Stock and Debt Holders, and (5) Communities in which the companies operate.

For the 12-month period ended November 30, 2023 (the “reporting period”), the Fund increased 9.05%, while the Underlying Index increased 8.95%. The Fund had a net asset value of $29.52 per share on November 30, 2022 and ended the reporting period with a net asset value of $31.89 on November 30, 2023.

During the reporting period, the highest returns came from Meta Platforms Inc Class-A and Nvidia Corp., which returned 177.01% and 176.47%, respectively. The worst performers were V.F. Corporation and Walgreens Boots Alliance, Inc., which returned -52.23% and -46.81%, respectively.

The Fund generated positive returns over the reporting period as artificial intelligence and robotics technology enabled additional growth avenues for information technology companies, the Fund’s largest sector exposure. Mega-cap technology companies reported strong earnings growth as a result of cost-saving measures and a resurgence in advertising revenue. Additionally, demand for new weight loss and diabetes drugs supported growth in the healthcare industry. Market volatility was subdued on a relative basis as the slower pace of interest rate hikes from the U.S. Federal Reserve, which generated positive investor sentiment. Resilient consumer spending also supported corporate earnings, particularly in the consumer discretionary sector. During the reporting period, the Fund had the highest exposure by sector to Information Technology at 26.55%, Health Care at 15.86% and Financials at 13.63%.

Management Discussion of Fund Performance (unaudited)

Global X Conscious Companies ETF

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2023
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Conscious Companies ETF	9.05%	8.92%	7.51%	7.39%	10.71%	10.68%	12.02%	11.98%
Concinnity Conscious Companies Index	8.95%	8.95%	7.59%	7.59%	10.94%	10.94%	12.36%	12.36%
S&P 500® Index	13.84%	13.84%	9.76%	9.76%	12.51%	12.51%	12.85%	12.85%

Growth of a $10,000 Investment
(At Net Asset Value)

*The Fund commenced investment operations on July 11, 2016.

The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The Concinnity Conscious Companies Index is designed to provide exposure to companies listed in the U.S. that operate their businesses in a sustainable and responsible manner, as measured by their ability to achieve positive outcomes that are consistent with a multi-stakeholder operating system (“MsOS”), as defined by Concinnity Advisors LP (“Concinnity”), the provider of the Concinnity Conscious Companies Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Management Discussion of Fund Performance (unaudited)

Global X Conscious Companies ETF

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)

Global X U.S. Preferred ETF

Global X U.S. Preferred ETF

The Global X U.S. Preferred ETF (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE BofA Diversified Core U.S. Preferred Securities Index (“Underlying Index”). The Fund is passively managed and the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to track the broad-based performance of the U.S. preferred securities market. The Underlying Index includes different categories of preferred stock, such as floating, variable and fixed-rate preferreds, cumulative and non-cumulative preferreds, and trust preferreds. Qualifying preferred securities must be listed on a U.S. exchange, denominated in U.S. dollars, and have a minimum amount outstanding of $50 million. Qualifying securities must meet minimum price, liquidity, maturity and other requirements as determined by ICE Data Indices, LLC, the provider of the Underlying Index.

For the 12-month period ended November 30, 2023 (the “reporting period”), the Fund decreased 0.51%, while the Underlying Index decreased 0.31%. The Fund had a net asset value of $20.51 per share on November 30, 2022 and ended the reporting period with a net asset value of $19.13 on November 30, 2023.

The Fund experienced modestly negative performance throughout the reporting period as rising interest rates coalesced with defaults in the regional banking sector. The Fund saw outsized negative impact on its returns due to its relatively high allocation to financial institutions. Rising interest rates, driven by the U.S. Federal Reserve’s rate hiking cycle put further downward pressure on preferred share values, particularly in interest-rate sensitive sectors such as utilities. The Fund managed to stage a rebound in towards the end of the reporting period spurred on by tailwinds from falling Consumer Price Index (CPI) revisions, as well as increased speculation surrounding a potential peak in interest rates. This helped reverse many of the earlier losses seen in preferred shares, particularly among financial institutions. The strongest performance during the reporting period was seen among preferred shares that carried floating rate structures, largely due to their ability to regularly reset coupons to match market rates.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2023
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X U.S. Preferred ETF	-0.51%	-0.31%	-3.56%	-3.67%	2.08%	2.04%	1.34%	1.39%
ICE BofA Diversified Core U.S. Preferred Securities Index	-0.31%	-0.31%	-3.41%	-3.41%	2.25%	2.25%	1.52%	1.52%
S&P 500® Index	13.84%	13.84%	9.76%	9.76%	12.51%	12.51%	12.22%	12.22%

Management Discussion of Fund Performance (unaudited)

Global X U.S. Preferred ETF

Growth of a $10,000 Investment

(At Net Asset Value)

*The Fund commenced investment operations on September 11, 2017.

The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The ICE BofA Diversified Core U.S. Preferred Securities Index was formerly known as BofA Merrill Lynch Diversified Core U.S. Preferred Securities Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)

Global X S&P 500® Quality Dividend ETF

Global X S&P 500® Quality Dividend ETF

The Global X S&P 500 Quality Dividend ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Quality High Dividend Index (“Underlying Index”). The Fund is passively managed and the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index measures the performance of S&P 500 stocks that exhibit both high quality and high dividend yield characteristics. Index constituents are equally-weighted, subject to a 25% Global Industry Classification Standard (GICS) Sector weight cap.

For the 12-month period ended November 30, 2023 (the “reporting period”), the Fund decreased 3.71%, while the Underlying Index decreased 3.46%. The Fund had a net asset value of $33.24 per share on November 30, 2022 and ended the reporting period with a net asset value of $30.97 on November 30, 2023.

During the reporting period, the highest returns came from Broadcom Inc. and NetApp Inc., which returned 60.01% and 56.00%, respectively. The worst performers were Bristol-Myers Squibb Company and WK Kellogg Co., which returned -36.30% and -30.59%, respectively.

The Fund demonstrated negative performance during the reporting period as the Fund’s underweight exposure to information technology stocks caused it to miss out on much of the artificial intelligence (AI)-driven tech rally in the middle of the reporting period. Meanwhile, the Fund’s relative overweight exposure to non-cyclical sectors like consumer staples served to detract from performance over the reporting period, as the market favored cyclical strategies in a better-than-expected economic backdrop. Growing expectations for a “soft landing” for the U.S. economy were spurred by stronger than expected economic data in the latter half of the reporting period, which subsequently raised long-term treasury yields. This rise in yields put further pressure on downtrodden interest-rate sensitive sectors like real estate and utilities, consequently reducing the appeal of dividend-paying equities relative to fixed-income securities. The industrial and materials sectors were positive contributors to Fund returns that rebounded significantly in November, as speculation surrounding a potential peak in interest rates sparked a broad market rally. During the reporting period, the Fund had an average approximate stock exposure by sector of 17.37% in Consumer Staples and 17.17% in the Industrials sector.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED November 30, 2023
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X S&P 500 Quality Dividend ETF	-3.71%	-3.74%	10.31%	10.35%	7.99%	8.02%	7.25%	7.27%
S&P 500® Quality High Dividend Index	-3.46%	-3.46%	10.61%	10.61%	8.30%	8.30%	7.56%	7.56%
S&P 500® Index	13.84%	13.84%	9.76%	9.76%	12.51%	12.51%	11.42%	11.42%

Management Discussion of Fund Performance (unaudited)

Global X S&P 500® Quality Dividend ETF

Growth of a $10,000 Investment

(At Net Asset Value)

*The Fund commenced investment operations on July 13, 2018.

The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The S&P 500® Quality High Dividend Index measures the performance of S&P 500® stocks that exhibit both high quality and high dividend yield characteristics.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)

Global X Adaptive U.S. Factor ETF

Global X Adaptive U.S. Factor ETF

The Global X Adaptive U.S. Factor ETF (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Adaptive Wealth Strategies® U.S. Factor Index (“Underlying Index”). The Fund is passively managed and the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to dynamically allocate across three sub-indices that provide exposure to U.S. equities that exhibit characteristics of one of three primary factors: value, momentum and low volatility. Each factor is represented by a subindex that is derived from the Solactive U.S. Large & Mid Cap Index, which is designed to measure the 1,000 largest companies, by free float market capitalization, that are exchange-listed in the United States.

For the 12-month period ended November 30, 2023 (the “reporting period”), the Fund increased 9.13%, while the Underlying Index increased 9.52%. The Fund had a net asset value of $32.23 per share on November 30, 2022 and ended the reporting period with a net asset value of $34.37 on November 30, 2023.

During the reporting period, the highest returns came from Western Alliance Bancorp and Super Micro Computer, Inc., which returned 110.10% and 104.16%, respectively. The worst performers were Hawaiian Electric Industries, Inc. and CVB Financial Corp., which returned -66.78% and -53.33%, respectively.

The Fund performed positively during the reporting period as a result of effective factor rotation. The Fund maintained an allocation to the momentum and low volatility factors for the majority of the reporting period. Primarily, the Fund’s exposure to momentum stocks amplified market cycle benefits as macroeconomic concerns decreased, thus increasing returns during the reporting period. The Fund also exhibited a meaningful allocation to equities in the industrials sector, which positively impacted performance as these companies benefitted from trends in onshoring and investments in domestic infrastructure. During the reporting period, the Fund maintained an average approximate sector allocation of 21.81% to Health Care, 13.37% to Financials and 13.24% to Industrials.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED November 30, 2023
	One Year Return		Three Year Return		Five Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Adaptive U.S. Risk Management ETF	9.13%	9.33%	14.08%	14.12%	10.39%	10.38%	9.50%	9.50%
Adaptive Wealth Strategies U.S. Factor Index	9.52%	9.52%	14.45%	14.45%	10.74%	10.74%	9.85%	9.85%
S&P 500® Index	13.84%	13.84%	9.76%	9.76%	12.51%	12.51%	11.09%	11.09%

Management Discussion of Fund Performance (unaudited)

Global X Adaptive U.S. Factor ETF

Growth of a $10,000 Investment
(At Net Asset Value)

*The Fund commenced investment operations on August 24, 2018.

The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The Adaptive Wealth Strategies U.S. Factor Index employs a reversion to the mean process to dictate which investment theme to own at any given time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)

Global X Variable Rate Preferred ETF

Global X Variable Rate Preferred ETF

The Global X Variable Rate Preferred ETF (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE U.S. Variable Rate Preferred Securities Index (“Underlying Index”). The Fund is passively managed, and the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index. Variable rate preferreds typically reset their dividends quarterly based on pre-determined spreads to benchmark rates usually Secured Overnight Financing Rate (SOFR). Consequently, variable rate preferreds carry lower duration risk than their fixed-rate counterparts.

The Underlying Index is designed to track the broad-based performance of the U.S.-listed variable rate preferred securities market. Qualifying preferred securities must be listed on a U.S. exchange, denominated in U.S. dollars, have floating or variable dividends or coupons, and have a minimum amount outstanding of $50 million. Qualifying preferred securities may, however, be issued by non-U.S. companies. Qualifying securities must be issued in $25, $50, $100, or $1000 par/liquidation preference increments, must have a traded market value of greater than $6 million in each of the previous three calendar months, and must have at least one year remaining to maturity, as determined by ICE Data Indices, LLC, the provider of the Underlying Index.

For the 12-month period ended November 30, 2023 (the “reporting period”), the Fund increased 5.01%, while the Underlying Index increased 5.19%. The Fund had a net asset value of $23.55 per share on November 30, 2022 and ended the reporting period with a net asset value of $23.13 on November 30, 2023.

During the reporting period, the highest returns came from NuStar Energy L.P. and Rithm Capital Corp., which returned 33.52% and 22.27%, respectively. The worst performers were Arbor Realty Trust Inc. and Western Alliance Bancorp Depositary, which returned -18.20% and -17.81%, respectively.

The Fund reported positive returns during the reporting period and outperformed broader preferred share benchmarks due to its variable rate exposure. The Fund also benefited from a decline in credit spreads within low investment grade and below investment grade assets throughout most of the reporting period. This positively impacted the Fund’s allocations to these particular credit segments of the preferred stock market. Resilient economic data, coupled with optimism surrounding a potential peak in interest rates, likely bolstered positive performance for preferred shares going into the end of the reporting period. However, collapses of regional banks during the middle of the reporting period, which the Fund had exposure to, detracted from performance.

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2023
	One Year Return		Three Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Variable Rate Preferred ETF	5.01%	4.92%	0.84%	0.74%	3.72%	3.68%
ICE U.S. Variable Rate Preferred Securities Index	5.19%	5.19%	1.02%	1.02%	3.93%	3.93%
S&P 500® Index	13.84%	13.84%	9.76%	9.76%	13.52%	13.52%

Management Discussion of Fund Performance (unaudited)

Global X Variable Rate Preferred ETF

Growth of a $10,000 Investment
(At Net Asset Value)

*The Fund commenced investment operations on June 22, 2020.

The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The ICE U.S. Variable Rate Preferred Securities Index is designed to track the broad-based performance of the U.S. variable rate preferred securities market.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X Adaptive U.S. Risk Management ETF

Global X Adaptive U.S. Risk Management ETF

Global X Adaptive U.S. Risk Management ETF (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Adaptive Wealth Strategies U.S. Risk Management Index (“Underlying Index”). The Fund is passively managed, and the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to dynamically allocate between either 100% exposure to the Solactive GBS United States 500 Index TR (“U.S. Equity Position”) or 100% exposure to a portfolio of U.S. Treasuries with 1-3 years remaining to maturity (“U.S. Treasury Position”). The Solactive GBS United States 500 Index TR is a float-adjusted market capitalization weighted index which measures the performance of the equity securities of the 500 largest companies from the United States stock market across all sectors. A float-adjusted market capitalization weighted index weights each index component according to its market capitalization, using the number of shares that are readily available for purchase on the open market, rather than the total number of shares outstanding of an issuer. The Adaptive Wealth Strategies U.S. Risk Management Index seeks to provide exposure to the U.S. Equity Position during periods of normal equity market returns, and seeks to provide exposure to the U.S. Treasury Position prior to and during periods of adverse market conditions, as determined by the quantitative model developed by the Index Provider. The Adaptive Wealth Strategies U.S. Risk Management Index seeks to anticipate periods of adverse market conditions using quantitative signals that have been developed based on historical data.

For the 12-month period ended November 30, 2023 (the “reporting period”), the Fund increased 2.92%, while the Underlying Index increased 3.45%. The Fund had a net asset value of $28.26 per share on November 30, 2022 and ended the reporting period with a net asset value of $28.55 on November 30, 2023.

During the reporting period, the highest returns came from MongoDB, Inc. and Nvidia Corp., which returned 133.73% and 116.60%, respectively. The worst performers were SVB Financial Group and First Republic Bank, which returned -99.85% and -99.48%, respectively.

The Fund was positioned risk-on for the majority of the reporting period. The Fund began the period in a risk-off position, fully investing in short-term U.S. Treasuries. During the middle of the reporting period, the Fund re-allocated to a risk-on position where it remained for the remainder of the reporting period, with 100% exposure to U.S. equities. As a result, the Fund recorded positive returns during the reporting period as softening inflation and a deceleration of interest rate hikes by the U.S. Federal Reserve supported investor sentiment towards the equity market. Corporate earnings largely met market expectations supporting investor confidence in U.S. markets. Performance was negatively impacted by concerns of a potential recession as a prolonged period of elevated rates put pressure on borrowers. During the reporting period, the Fund had an average approximate stock exposure by sector of 22.62% in Information Technology and 11.64% in Health Care.

Management Discussion of Fund Performance (unaudited)
Global X Adaptive U.S. Risk Management ETF

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2023
	One Year Return		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price
Global X Adaptive U.S. Risk Management ETF	2.92%	3.21%	6.02%	6.04%
Adaptive Wealth Strategies U.S. Risk Management Index	3.45%	3.45%	6.19%	7.67%
S&P 500® Index	13.84%	13.84%	8.27%	8.27%

Growth of a $10,000 Investment
(At Net Asset Value)

*The Fund commenced investment operations on January 12, 2021.

The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The Adaptive Wealth Strategies U.S. Risk Management Index is designed to dynamically allocate between either 100% exposure to the Solactive GBS United States 500 Index TR (“U.S. Equity Position”) or 100% exposure to the Solactive U.S. 1-3 Year Treasury Bond Index (“U.S. Treasury Position”). The Solactive U.S. 1-3 Year Treasury Bond Index is a rules-based, market value weighted index designed to track the performance of USD-denominated bonds issued by the U.S. Treasury with at least 1 year until maturity but less than 3 years until maturity, as of the selection date of the index. The Solactive GBS United States 500 Index TR is a float-adjusted market capitalization weighted index which measures the performance of the equity securities of the 500 largest companies from the United States stock market across all sectors. A float-adjusted market capitalization weighted index weights each index component according to its market capitalization, using the number of shares that are readily available for purchase on the open market, rather than the total number of shares outstanding of an issuer. The Underlying Index seeks to provide exposure to the U.S. Equity Position during periods of normal equity market returns, and seeks to provide exposure

Management Discussion of Fund Performance (unaudited)
Global X Adaptive U.S. Risk Management ETF

to the U.S. Treasury Position prior to and during periods of adverse market conditions, as determined by the quantitative model developed by the Index Provider. The Underlying Index seeks to anticipate periods of adverse market conditions using quantitative signals that have been developed based on historical data.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X 1-3 Month T-Bill ETF

Global X 1-3 Month T-Bill ETF

Global X 1-3 Month T-Bill ETF (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive 1-3 Month US T-Bill Index (“Underlying Index”). The Fund is passively managed, and the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. To be a part of the eligible universe of the Underlying Index, certain criteria, as defined by Solactive AG, the provider of the Underlying Index, must be met. As of each selection date, the Underlying Index is comprised of Treasury bills issued by the U.S. government, that have a remaining maturity of less than 3 months and at least 1 month. In addition, each security must be zero coupon, be denominated in U.S. dollars and have an amount outstanding of at least $250 million, as determined by the Index Provider on the selection date. A zero coupon bond is a bond that is sold at a discount, does not pay interest, and pays its face value at maturity.

From the inception of the fund through the period ending November 30, 2023 (the “reporting period”), the Fund increased 2.36%, while the Underlying Index increased 2.41%. The Fund had a net asset value of $24.99 per share on June 20, 2023 and ended the reporting period with a net asset value of $25.11 on November 30, 2023.

The Fund recorded positive returns during the reporting period as ultra-short term Treasury bills reflected the U.S. Federal Reserve’s interest rate hikes, raising the average yield to maturity of the

Fund’s underlying holdings throughout the reporting period. The Fund’s short-term investment strategy allowed it to avoid the widespread interest rate volatility that impacted interest rates on the long end of the interest rate curve during the reporting period. Throughout the reporting period, the Fund delivered consistent interest income that largely tracked prevailing short-term interest rates while maintaining a stable net asset value.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2023
	Cumulative Inception to Date*
	Net Asset Value	Market Price
Global X 1-3 Month T-Bill ETF	2.36%	2.44%
Solactive 1-3 Month US T-Bill Index	2.41%	2.41%
ICE BofA 0-3 Month US Treasury Bill Index	2.39%	2.39%

Management Discussion of Fund Performance (unaudited)
Global X 1-3 Month T-Bill ETF

Growth of a $10,000 Investment
(At Net Asset Value)

*The Fund commenced investment operations on June 20, 2023.

The Solactive 1-3 Month US T-Bill Index is designed to track the performance of USD-denominated T-Bills (1-3 months) issued by the US Government.

The ICE Bofa 0-3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on the previous page and above.

Management Discussion of Fund Performance (unaudited)
Global X U.S. Cash Flow Kings 100 ETF

Global X U.S. Cash Flow Kings 100 ETF

Global X U.S. Cash Flow Kings 100 ETF (the “Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Global X U.S. Cash Flow Kings 100 Index (“Underlying Index”). The Fund is passively managed, and the investment adviser does not attempt to take defensive positions in declining markets. The Fund generally seeks to fully replicate the Underlying Index.

The Underlying Index is owned and was developed by Global X Management Company LLC (the “Index Provider”), an affiliate of the Fund and the Fund’s investment adviser. The Underlying Index is administered and calculated by Mirae Asset Global Indices Pvt. Ltd. (the “Index Administrator”), an affiliate of the Index Provider. The Underlying Index is designed to provide exposure to large- and mid-capitalization U.S. equity securities that exhibit high free cash flow yields relative to the eligible universe of companies, as determined by the Index Administrator.

From the inception of the fund through the period ending November 30, 2023 (the “reporting period”), the Fund increased 6.46%, while the Underlying Index increased 6.57%. The Fund had a net asset value of $25.58 per share on July 10, 2023 and ended the reporting period with a net asset value of $27.07 on November 30, 2023.

During the reporting period, the highest returns came from Gap, Inc. and Williams-Sonoma, Inc., which returned 91.57% and 50.32%, respectively. The worst performers were Olaplex Holdings, Inc. and Polaris Inc., which returned -45.77% and -20.18%, respectively.

During the reporting period, the Fund recorded positive returns as corporate earnings met market expectations and a decline in inflationary pressures contributed to improving investor sentiment towards holdings within the Fund. A slower pace of interest rate hikes by the U.S. Federal Reserve also supported market sentiment. Growth was further fueled by strong consumer spending and the labor market remaining resilient throughout the reporting period. During the reporting period, the Fund had an average approximate stock exposure by sector of 25.68% in Energy and 16.09% in Health Care.

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2023
	Cumulative Inception to Date*
	Net Asset Value	Market Price
Global X U.S. Cash Flow Kings 100 ETF	6.46%	6.57%
Global X U.S. Cash Flow Kings 100 Index	6.57%	6.57%
S&P 500® Index	4.25%	4.25%

Management Discussion of Fund Performance (unaudited)
Global X U.S. Cash Flow Kings 100 ETF

Growth of a $10,000 Investment
(At Net Asset Value)

*The Fund commenced investment operations on July 10, 2023.

The Global X U.S. Cash Flow Kings 100 Index is designed to track the performance of large and mid-capitalization U.S. equity securities that exhibit high free cash flow yield.

The S&P 500® Index is a market capitalization weighted composite index of 500 large capitalization U.S. companies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on the previous page and above.

Schedule of Investments	November 30, 2023

Global X MLP ETF

Sector Weightings (Unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
MASTER LIMITED PARTNERSHIPS — 89.0%
Energy — 89.0%
Cheniere Energy Partners	2,010,929	$124,154,756
CrossAmerica Partners	100	2,373
Delek Logistics Partners	440,453	22,533,576
Energy Transfer	22,595,377	313,849,784
Enterprise Products Partners	7,565,051	202,592,066
Evolve Transition Infrastructure *	100	160
Genesis Energy (A)	5,301,311	66,584,466
Green Plains Partners	100	1,259
Martin Midstream Partners	100	258
MPLX	4,894,644	178,458,720
NGL Energy Partners *	100	433
NuStar Energy	4,961,113	94,459,592
Plains All American Pipeline	10,422,018	165,501,646
Summit Midstream Partners *	100	2,070
USD Partners	100	26
Western Midstream Partners	5,270,348	157,161,777
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $761,954,247)		1,325,302,962

COMMON STOCK — 15.9%
Energy — 15.9%
EnLink Midstream	10,664,960	145,790,004
Hess Midstream, Cl A	2,777,980	90,395,469
Phillips 66	100	12,889
TOTAL COMMON STOCK (Cost $184,174,038)		236,198,362

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X MLP ETF

	Shares	Value
EXCHANGE TRADED FUND — 0.0%
Global X MLP & Energy Infrastructure ETF (A)	100	$4,494
TOTAL EXCHANGE TRADED FUND (Cost $4,426)		4,494
TOTAL INVESTMENTS — 104.9% (Cost $946,132,711)		$1,561,505,818

Percentages are based on Net Assets of $1,488,864,109.

*	Non-income producing security.

(A)	Affiliated investment.

As of November 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a summary of the Fund’s transactions with affiliates for the year ended November 30, 2023:

Value at 11/30/22	Purchases at Cost	Proceeds from Sales	Changes in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 11/30/23	Income	Capital Gains
Genesis Energy
$66,869,171	$24,981,194	$(35,227,328)	$13,529,474	$(3,568,045)	$66,584,466	$—	$—
Global X MLP & Energy Infrastructure ETF
$—	$4,426	$—	$68	$—	$4,494	$60	$—
Totals:
$66,869,171	$24,985,620	$(35,227,328)	$13,529,542	$(3,568,045)	$66,588,960	$60	$—

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X MLP & Energy Infrastructure ETF

Sector Weightings (Unaudited)†:

†  Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
COMMON STOCK — 74.2%
CANADA — 20.5%
Energy — 20.5%
Enbridge	2,603,236	$90,774,839
Pembina Pipeline (A)	1,347,553	45,048,697
TC Energy	1,848,345	69,349,905

TOTAL CANADA		205,173,441
UNITED STATES — 53.7%
Energy — 53.7%
Antero Midstream	2,441,498	32,520,753
Archrock	1,025,795	14,863,770
Cheniere Energy	506,135	92,192,490
DT Midstream	702,254	40,232,132
EnLink Midstream	1,693,032	23,143,747
Equitrans Midstream	3,125,747	29,319,507
Hess Midstream, Cl A	403,327	13,124,261
Kinder Morgan	3,710,366	65,191,131
Kinetik Holdings, Cl A	121,095	4,403,014
NextDecade *	928,180	4,631,618
ONEOK	1,168,784	80,470,778
Targa Resources	503,590	45,549,715
Williams	2,457,544	90,413,044

TOTAL UNITED STATES		536,055,960
TOTAL COMMON STOCK (Cost $609,379,471)		741,229,401

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X MLP & Energy Infrastructure ETF

	Shares	Value
MASTER LIMITED PARTNERSHIPS — 25.7%
UNITED STATES— 25.7%
Energy — 25.7%
Cheniere Energy Partners	220,012	$13,583,541
Delek Logistics Partners	47,981	2,454,708
Energy Transfer	3,251,863	45,168,377
Enterprise Products Partners	1,655,639	44,338,012
MPLX	1,223,794	44,619,529
NuStar Energy	609,829	11,611,144
Plains All American Pipeline	2,576,487	40,914,614
Plains GP Holdings, Cl A	1,385,416	22,388,323
Western Midstream Partners	1,066,387	31,799,660
TOTAL UNITED STATES		256,877,908
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $140,007,467)		256,877,908

SHORT-TERM INVESTMENT(B)(C) — 0.3%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 5.280% (Cost $3,308,631)	3,308,631	3,308,631

	Face Amount
REPURCHASE AGREEMENT(B) — 1.1%
BNP Paribas
5.220%, dated 11/30/2023, to be repurchased on 12/01/2023, repurchase price $10,841,621 (collateralized by U.S. Treasury Obligations, ranging in par value $54,124 - $1,275,300, 2.000%, 08/15/25, with a total market value of $11,046,717) (Cost $10,840,049)	$10,840,049	10,840,049
TOTAL INVESTMENTS — 101.3% (Cost $763,535,618)		$1,012,255,989

Percentages are based on Net Assets of $999,208,257.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X MLP & Energy Infrastructure ETF

(A)	This security or a partial position of this security is on loan at November 30, 2023. The total market value of securities on loan at November 30, 2023 was $13,993,798.
(B)	These securities were purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2023 was $14,148,680. The total value of non-cash collateral held from securities on loan as of November 30, 2023 was $—.
(C)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2023.

The following is a summary of the level of inputs used as of November 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	741,229,401	$—	$—	$741,229,401
Master Limited Partnerships	256,877,908	—	—	256,877,908
Short-Term Investment	3,308,631	—	—	3,308,631
Repurchase Agreement	—	10,840,049	—	10,840,049
Total Investments in Securities	$1,001,415,940	$10,840,049	$—	$1,012,255,989

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2023

Global X Alternative Income ETF

Sector Weightings (Unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
EXCHANGE TRADED FUNDS — 80.6%
Global X Emerging Markets Bond ETF (A)	323,447	$7,019,447
Global X Nasdaq 100® Covered Call ETF (A) (B)	409,969	6,989,971
Global X SuperDividend® REIT ETF (A)	334,661	6,840,471
Global X U.S. Preferred ETF (A)	363,039	6,948,567
TOTAL EXCHANGE TRADED FUNDS (Cost $35,836,242)		27,798,456

COMMON STOCK — 11.3%
Energy — 4.0%
Hess Midstream, Cl A	14,261	464,053
Kinder Morgan	25,708	451,689
Williams	12,662	465,835
		1,381,577
Utilities — 7.3%
ALLETE	7,682	426,197
Avangrid	12,730	392,975
Northwest Natural Holding	10,712	392,274
Northwestern Energy Group	8,274	416,265
OGE Energy	12,080	423,404
Spire	7,273	443,726
		2,494,841
TOTAL COMMON STOCK (Cost $3,690,444)		3,876,418

MASTER LIMITED PARTNERSHIPS — 7.9%
Energy — 6.5%
Enterprise Products Partners	15,616	418,196
MPLX	12,191	444,484

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2023

Global X Alternative Income ETF

	Shares	Value
MASTER LIMITED PARTNERSHIPS — continued
Energy — continued
Plains All American Pipeline	27,160	$431,301
Sunoco	8,925	487,841
USA Compression Partners	19,206	457,295
		2,239,117
Utilities — 1.4%
Suburban Propane Partners	28,723	492,599
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,367,088)		2,731,716

SHORT-TERM INVESTMENT(C)(D) — 1.1%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 5.280% (Cost $377,815)	377,815	377,815

	Face Amount
REPURCHASE AGREEMENT(C) — 3.6%
BNP Paribas
5.220%, dated 11/30/2023, to be repurchased on 12/01/2023, repurchase price $1,238,013 (collateralized by U.S. Treasury Obligations, ranging in par value $6,180 - $145,627, 2.000%, 08/15/25, with a total market value of $1,261,436) (Cost $1,237,833)	$1,237,833	1,237,833
TOTAL INVESTMENTS — 104.5% (Cost $42,509,422)		$36,022,238

Percentages are based on Net Assets of $34,471,903.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2023

Global X Alternative Income ETF

(A)	Affiliated investment.
(B)	This security or a partial position of this security is on loan at November 30, 2023. The total market value of securities on loan at November 30, 2023 was $1,582,240.
(C)	These securities were purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2023 was $1,615,648. The total value of non-cash collateral held from securities on loan as of November 30, 2023 was $—.
(D)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2023.

The following is a summary of the level of inputs used as of November 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$27,798,456	$—	$—	$27,798,456
Common Stock	3,876,418	—	—	3,876,418
Master Limited
Partnerships	2,731,716	—	—	2,731,716
Short-Term Investment	377,815	—	—	377,815
Repurchase Agreement	—	1,237,833	—	1,237,833
Total Investments in Securities	$34,784,405	$1,237,833	$—	$36,022,238

The following is a summary of the Fund’s transactions with affiliates for the year ended November 30, 2023:

Value at 11/30/22	Purchases at Cost	Proceeds from Sales	Changes in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 11/30/23	Dividend Income	Capital Gains
Global X Emerging Markets Bond ETF
$7,746,289	$1,699,170	$(2,377,562)	$91,832	$(140,282)	$7,019,447	$365,864	$—
Global X NASDAQ 100 Covered Call ETF
$7,618,510	$1,720,191	$(3,103,513)	$799,763	$(44,980)	$6,989,971	$388,204	$15,007
Global X SuperDividend® REIT ETF
$7,297,064	$1,800,387	$(1,633,764)	$(610,384)	$(12,832)	$6,840,471	$387,260	$2,537
Global X U.S. Preferred ETF
$7,325,307	$1,770,209	$(1,643,872)	$(483,983)	$(19,094)	$6,948,567	$458,719	$—
Totals:
$29,987,170	$6,989,957	$(8,758,711)	$(202,772)	$(217,188)	$27,798,456	$1,600,047	$17,544

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2023

Global X Conscious Companies ETF

Sector Weightings (Unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
COMMON STOCK — 99.8%
CANADA — 0.5%
Financials — 0.5%
Toronto-Dominion Bank	48,005	$2,927,825

UNITED STATES — 99.3%
Communication Services — 7.2%
Alphabet, Cl A *	121,558	16,110,082
Comcast, Cl A	62,646	2,624,241
Electronic Arts	20,940	2,889,929
Interpublic Group	96,275	2,959,493
Meta Platforms, Cl A *	15,082	4,934,076
Netflix *	6,507	3,084,123
Take-Two Interactive Software *	18,814	2,976,375
T-Mobile US *	19,079	2,870,436
Verizon Communications	79,545	3,048,960
		41,497,715
Consumer Discretionary — 10.8%
Amazon.com *	90,140	13,168,552
AutoNation *	20,637	2,791,567
BorgWarner	69,555	2,343,308

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2023

Global X Conscious Companies ETF

	Shares	Value
COMMON STOCK — continued
Consumer Discretionary — continued
Dick’s Sporting Goods	25,148	$3,271,755
eBay	65,173	2,672,745
Etsy *	41,590	3,152,938
Gentex	88,896	2,703,327
Home Depot	9,474	2,970,004
Lear	20,490	2,740,537
Lowe’s	14,346	2,852,415
Lululemon Athletica *	6,633	2,963,624
Marriott International, Cl A	14,134	2,864,962
NIKE, Cl B	25,536	2,815,855
PulteGroup	37,500	3,315,750
Starbucks	28,400	2,820,120
Tesla *	15,271	3,666,262
Tractor Supply	13,464	2,733,327
Yum! Brands	22,271	2,796,124
		62,643,172
Consumer Staples — 5.8%
Church & Dwight	29,167	2,818,407
Coca-Cola	48,029	2,806,815
Colgate-Palmolive	36,669	2,888,417
Costco Wholesale	4,877	2,890,793
General Mills	41,967	2,671,619
Hershey	14,046	2,639,524
Kimberly-Clark	22,162	2,742,104
Kroger	61,265	2,712,202
Mondelez International, Cl A	40,991	2,912,820
PepsiCo	16,469	2,771,568
Procter & Gamble	17,924	2,751,693
Target	24,727	3,308,720
		33,914,682
Energy — 3.1%
Cheniere Energy	15,908	2,897,642
Chevron	17,133	2,460,299
ConocoPhillips	22,263	2,572,935
EOG Resources	20,548	2,528,842
Hess	17,225	2,421,146
ONEOK	40,404	2,781,815

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2023

Global X Conscious Companies ETF

	Shares	Value
COMMON STOCK — continued
Energy — continued
Valero Energy	20,727	$2,598,337
		18,261,016
Financials — 13.1%
Aflac	34,357	2,841,667
American Express	18,592	3,174,956
Bank of America	105,459	3,215,445
Bank of New York Mellon	64,294	3,106,686
Capital One Financial	30,126	3,363,869
Charles Schwab	53,914	3,306,007
Citigroup	68,998	3,180,808
FactSet Research Systems	6,333	2,871,762
Hartford Financial Services Group	38,160	2,982,586
JPMorgan Chase	19,013	2,967,549
Mastercard, Cl A	6,910	2,859,565
MetLife	45,121	2,871,049
Moody’s	8,794	3,209,458
Morgan Stanley	37,546	2,978,900
Nasdaq	54,311	3,032,726
PayPal Holdings *	49,246	2,837,062
PNC Financial Services Group	24,130	3,232,455
Principal Financial Group	39,838	2,941,240
Progressive	17,085	2,802,453
Prudential Financial	29,694	2,903,479
S&P Global	7,713	3,207,297
T Rowe Price Group	27,839	2,787,519
Travelers	16,999	3,070,359
Truist Financial	97,474	3,132,814
Visa, Cl A	11,439	2,936,163
		75,813,874
Health Care — 16.3%
Abbott Laboratories	28,190	2,939,935
AbbVie	18,256	2,599,472
Agilent Technologies	25,426	3,249,443
Amgen	9,664	2,605,801
Biogen *	10,600	2,481,248
Boston Scientific *	52,709	2,945,906
Bristol-Myers Squibb	47,592	2,350,093

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2023

Global X Conscious Companies ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
Centene *	38,328	$2,824,007
Cigna Group	8,774	2,306,509
CVS Health	38,723	2,631,228
Danaher	13,661	3,050,638
Edwards Lifesciences *	37,898	2,566,074
Elevance Health	5,926	2,841,458
Eli Lilly	4,495	2,656,725
Gilead Sciences	34,902	2,673,493
HCA Healthcare	11,659	2,920,346
Humana	5,179	2,511,090
Intuitive Surgical *	9,673	3,006,755
IQVIA Holdings *	14,390	3,080,899
Johnson & Johnson	17,672	2,733,152
Laboratory Corp of America Holdings	13,435	2,914,186
Merck	25,920	2,656,282
Mettler-Toledo International *	2,679	2,925,280
Pfizer	87,807	2,675,479
Quest Diagnostics	21,736	2,982,831
Regeneron Pharmaceuticals *	3,327	2,740,816
ResMed	18,766	2,959,961
Stryker	10,147	3,006,860
Thermo Fisher Scientific	5,855	2,902,675
UnitedHealth Group	5,094	2,816,829
Vertex Pharmaceuticals *	7,233	2,566,341
Waters *	10,782	3,025,537
West Pharmaceutical Services	7,265	2,548,271
Zoetis, Cl A	15,990	2,824,953
		94,520,573
Industrials — 6.8%
Automatic Data Processing	11,373	2,614,880
Booz Allen Hamilton Holding, Cl A	22,303	2,790,775
Caterpillar	10,765	2,699,001
Cummins	12,196	2,733,855
Deere	7,152	2,606,260
Expeditors International of Washington	23,809	2,865,175
General Dynamics	11,456	2,829,288
Illinois Tool Works	12,054	2,919,599
Leidos Holdings	29,693	3,186,653

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2023

Global X Conscious Companies ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
Paychex	22,821	$2,783,478
Rockwell Automation	10,061	2,771,202
Union Pacific	13,069	2,944,054
United Parcel Service, Cl B	17,894	2,712,909
WW Grainger	3,906	3,070,858
		39,527,987
Information Technology — 31.5%
Adobe *	4,986	3,046,496
Advanced Micro Devices *	26,433	3,202,622
Akamai Technologies *	25,756	2,975,591
Analog Devices	16,287	2,986,710
Apple	182,618	34,688,289
Applied Materials	19,913	2,982,569
Arista Networks *	14,109	3,099,888
Autodesk *	13,094	2,860,122
Cadence Design Systems *	11,272	3,080,299
CDW	13,426	2,831,275
Cisco Systems	50,961	2,465,493
Cognizant Technology Solutions, Cl A	41,239	2,902,401
Dell Technologies, Cl C	40,118	3,043,753
Dropbox, Cl A *	97,818	2,756,511
F5 *	18,120	3,101,963
Gartner *	7,952	3,457,848
HP	102,664	3,012,162
HubSpot *	6,184	3,054,463
Intuit	5,313	3,036,167
Keysight Technologies *	21,971	2,985,639
KLA	5,708	3,108,691
Lam Research	4,434	3,174,389
Littelfuse	11,990	2,791,272
Microsoft	91,722	34,754,383
Motorola Solutions	9,536	3,078,888
NetApp	36,180	3,306,490
NVIDIA	23,580	11,028,366
ON Semiconductor *	31,381	2,238,407
Oracle	26,018	3,023,552
Salesforce *	13,145	3,311,226
ServiceNow *	4,855	3,329,268

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2023

Global X Conscious Companies ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Synopsys *	5,734	$3,114,881
Texas Instruments	18,181	2,776,421
Trimble *	55,124	2,557,754
Twilio, Cl A *	50,108	3,240,985
Workday, Cl A *	12,650	3,424,608
Zoom Video Communications, Cl A *	42,999	2,916,622
		182,746,464
Materials — 1.5%
Albemarle	19,198	2,328,142
Avery Dennison	15,534	3,021,363
Ecolab	16,755	3,212,436
		8,561,941
Real Estate — 2.2%
CBRE Group, Cl A *	40,189	3,173,324
Equinix ‡	3,812	3,106,818
Jones Lang LaSalle *	21,485	3,341,347
ProLogis ‡	26,425	3,037,025
		12,658,514
Utilities — 1.0%
American Water Works	22,821	3,008,721
Exelon	68,747	2,647,447
		5,656,168
TOTAL UNITED STATES		575,802,106
TOTAL COMMON STOCK (Cost $525,301,866)		578,729,931
TOTAL INVESTMENTS — 99.8% (Cost $525,301,866)		$578,729,931

Percentages are based on Net Assets of $579,740,502.

*	Non-income producing security.
‡	Real Estate Investment Trust

As of November 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments		November 30, 2023

Global X Conscious Companies ETF

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X U.S. Preferred ETF

Sector Weightings (Unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
PREFERRED STOCK — 99.4%
BERMUDA— 0.8%
Financials — 0.4%
Aspen Insurance Holdings, 9.593%, US0003M + 4.060% (A)	228,410	$5,899,830
SiriusPoint, 8.000%, H15T5Y + 7.298% (A)	156,912	3,993,411
		9,893,241
Industrials — 0.4%
Triton International, 8.000%	112,668	2,848,247
Triton International, 6.875%	117,465	2,679,377
Triton International, 5.750%	149,755	2,941,188
		8,468,812
TOTAL BERMUDA		18,362,053
CANADA— 0.4%
Financials — 0.2%
Brookfield Finance, 4.625%	314,458	4,930,701
Utilities — 0.2%
Brookfield BRP Holdings Canada, 4.875%	203,833	3,173,680
TOTAL CANADA		8,104,381
NETHERLANDS— 0.7%
Financials — 0.7%
AEGON Funding, 5.100%	774,096	16,232,793
TOTAL NETHERLANDS		16,232,793

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
UNITED STATES— 97.5%
Communication Services — 6.2%
AT&T, 5.625%	691,929	$16,537,103
AT&T, 5.350%	1,107,431	25,227,278
AT&T, 5.000%	1,005,554	20,171,413
AT&T, 4.750%	1,464,857	28,125,255
Qwest, 6.750%	556,373	6,164,613
Qwest, 6.500%	821,467	8,715,765
Telephone and Data Systems, 6.625%	347,309	5,449,278
Telephone and Data Systems, 6.000%	581,248	8,056,097
United States Cellular, 6.250%	421,428	8,171,489
United States Cellular, 5.500%	421,823	7,297,538
United States Cellular, 5.500%	421,877	7,302,691
		141,218,520
Consumer Discretionary — 2.5%
Brunswick, 6.375%	180,610	4,455,649
Ford Motor, 6.500%	504,046	11,935,809
Ford Motor, 6.200%	629,272	15,285,017
Ford Motor, 6.000%	671,107	15,911,947
Qurate Retail, 8.000% (B)	267,570	9,062,596
		56,651,018
Energy — 1.8%
Energy Transfer, 10.364%, US0003M + 4.738% (A)	363,122	9,346,760
Energy Transfer, 10.156%, US0003M + 4.530% (A)	378,560	9,725,206
NuStar Energy, 12.551%, US0003M + 6.880% (A)	135,179	3,438,954
NuStar Energy, 11.315%, TSFR3M + 5.905% (A)	324,315	8,341,382
NuStar Logistics, 12.390%, TSFR3M + 6.996% (A)	338,809	9,097,022
		39,949,324
Financials — 71.8%
Affiliated Managers Group, 5.875%	251,155	5,377,229
Allstate, 8.821%, TSFR3M + 3.427% (A)	420,265	10,720,960
Allstate, 7.375%	492,356	13,150,829
Allstate, 5.100%	963,777	21,328,385
Allstate, 4.750%	251,146	5,253,974
American Equity Investment Life Holding, 6.625%, H15T5Y + 6.297% (A)	253,497	6,114,348

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
American Equity Investment Life Holding, 5.950%, H15T5Y + 4.322% (A)	337,224	$7,611,146
American Financial Group, 4.500%	173,743	3,146,486
American International Group, 5.850%	420,617	10,220,993
Arch Capital Group, 4.550%	421,391	8,263,478
Argo Group International Holdings, 7.000%, H15T5Y + 6.712% (A)	130,494	3,101,842
Associated Banc-Corp, 6.625%, H15T5Y + 2.812% (A)	244,233	5,192,394
Associated Banc-Corp, 5.875%	77,561	1,367,400
Associated Banc-Corp, 5.625%	89,268	1,540,766
Athene Holding, 7.750%, H15T5Y + 3.962% (A)	420,376	10,597,679
Athene Holding, 6.375%, H15T5Y + 5.970% (A)	503,967	12,483,263
Athene Holding, 6.350%, US0003M + 4.253% (A)	723,068	17,230,710
Athene Holding, 5.625%	291,511	6,025,532
Athene Holding, 4.875%	464,111	7,964,145
Axis Capital Holdings, 5.500%	462,780	9,829,447
Bank of America, 7.250%	55,312	62,004,752
Bank of America, 6.450%, US0003M + 1.327% (A)	748,820	18,990,075
Bank of America, 6.298%, TSFR3M + 0.912% (A)	219,367	4,549,672
Bank of America, 6.129%, TSFR3M + 0.762% (A)	298,512	6,340,395
Bank of America, 6.000% (B)	963,025	23,777,087
Bank of America, 5.991%, TSFR3M + 0.612% (A)	223,001	4,709,781
Bank of America, 5.875% (B)	606,693	14,524,230
Bank of America, 5.375% (B)	985,665	21,881,763
Bank of America, 5.000%	927,879	19,290,604
Bank of America, 4.750%	488,746	9,672,283
Bank of America, 4.375%	765,924	14,054,705
Bank of America, 4.250%	924,719	16,459,998
Bank of America, 4.125%	649,139	11,295,019
Bank OZK, 4.625%	274,774	4,176,565
Brighthouse Financial, 6.750%	339,008	7,458,176

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Brighthouse Financial, 6.600%	358,036	$7,679,872
Brighthouse Financial, 6.250%	316,220	6,722,837
Brighthouse Financial, 5.375%	484,249	8,580,892
Brighthouse Financial, 4.625%	274,684	4,123,007
Capital One Financial, 5.000%	1,255,979	22,783,459
Capital One Financial, 4.800%	1,047,693	18,491,781
Capital One Financial, 4.375%	567,819	9,090,782
Capital One Financial, 4.250%	355,870	5,636,981
Charles Schwab, 5.950% (B)	629,130	15,703,085
Charles Schwab, 4.450% (B)	504,786	9,621,221
Citigroup, Ser J, 9.696%, TSFR3M + 4.302% (A)	797,446	20,574,107
Citigroup Capital XIII, 12.022%, TSFR3M + 6.632% (A)	1,877,609	54,187,796
Citizens Financial Group, 5.000%	379,541	7,332,732
Cullen, 4.450%	117,183	1,983,908
Enstar Group, 7.000%, US0003M + 4.015% (A)	336,916	8,331,933
Equitable Holdings, 5.250%	669,124	13,870,941
Equitable Holdings, 4.300%	235,941	3,777,415
Fifth Third Bancorp, 6.000%	156,901	3,768,762
Fifth Third Bancorp, 4.950%	196,413	4,433,041
First Citizens BancShares, 5.625%	157,123	3,326,294
First Citizens BancShares, 5.375%	291,633	5,905,568
First Horizon, 6.500%	126,127	2,648,667
First Horizon, 4.700%	133,234	1,997,178
Fulton Financial, 5.125%	156,949	2,508,045
Goldman Sachs Group, 6.381%, TSFR3M + 1.012% (A)	629,491	13,760,673
Goldman Sachs Group, 6.301%, TSFR3M + 0.932% (A)	1,130,413	23,987,364
Hartford Financial Services Group, 6.000% (B)	290,952	7,361,086
Huntington Bancshares, 6.875%, H15T5Y + 2.704% (A)	274,395	6,579,992
Huntington Bancshares, 5.700%	151,988	3,064,078
Huntington Bancshares, 4.500%	421,747	7,464,922
Jackson Financial, 8.000%, H15T5Y + 3.728% (A)	462,072	11,561,041
JPMorgan Chase, 6.000%	1,547,443	38,887,243
JPMorgan Chase, 5.750%	1,419,254	34,388,524

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
JPMorgan Chase, 4.750%	754,988	$15,703,750
JPMorgan Chase, 4.625%	1,548,294	31,538,749
JPMorgan Chase, 4.550% (B)	1,255,882	25,180,434
JPMorgan Chase, 4.200%	1,673,548	31,462,702
Kemper, 5.875%, H15T5Y + 4.140% (A)	131,748	2,528,244
KeyCorp, 6.200%, H15T5Y + 3.132% (A)	504,683	10,240,018
KeyCorp, 6.125%, TSFR3M + 4.154% (A)	420,779	9,097,242
KeyCorp, 5.650%	358,710	6,948,213
KeyCorp, 5.625%	379,196	7,208,516
KKR Group Finance IX, 4.625%	421,732	7,574,307
Lincoln National, 9.000% (B)	420,124	11,007,249
M&T Bank, 5.625%, CME Term SOFR + 4.020% (A)	209,327	5,118,045
Merchants Bancorp, 8.250%, H15T5Y + 4.340% (A)	117,668	2,929,933
MetLife, 6.671%, CME Term SOFR + 1.262% (A)	504,076	11,467,729
MetLife, 5.625%	674,793	15,999,342
MetLife, 4.750%	838,530	17,500,121
Morgan Stanley, Ser E, 7.125%	722,547	18,237,086
Morgan Stanley, Ser F, 6.875%, US0003M + 3.940% (A)	712,530	18,027,009
Morgan Stanley, 6.500% (B)	837,811	21,615,524
Morgan Stanley, 6.375%	837,887	20,896,902
Morgan Stanley, 6.356%, TSFR3M + 0.962% (A)	921,748	19,642,450
Morgan Stanley, 5.850%	838,050	19,677,414
Morgan Stanley, 4.875%	421,038	8,782,853
Morgan Stanley, 4.250%	1,089,316	19,869,124
National Rural Utilities Cooperative Finance, 5.500%	196,523	4,620,256
New York Community Bancorp, 6.375%, US0003M + 3.821% (A)	433,191	10,037,035
Northern Trust, 4.700%	337,433	7,622,611
PacWest Bancorp, 7.750%, H15T5Y + 4.820% (A)	432,054	9,047,211
Prudential Financial, 5.950% (B)	253,386	6,436,004
Prudential Financial, 5.625%	474,746	11,479,358
Prudential Financial, 4.125%	421,231	8,125,546

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Regions Financial, 5.700%, CME Term SOFR + 3.148% (A)	421,040	$8,361,854
Regions Financial, 4.450%	338,053	5,500,122
Reinsurance Group of America, 7.125%, H15T5Y + 3.456% (A)	587,195	15,366,893
Reinsurance Group of America, 5.750%, US0003M + 4.040% (A)	336,848	8,481,833
SLM, 7.371%, TSFR3M + 1.962% (A)	49,178	3,340,662
State Street, 5.900%, US0003M + 3.108% (A)	629,062	15,682,516
State Street, 5.350%, TSFR3M + 3.971% (A)	420,585	9,841,689
Stifel Financial, 6.125%	186,933	4,508,824
Stifel Financial, 4.500%	241,533	4,033,601
Synchrony Financial, 5.625%	630,677	10,500,772
Synovus Financial, 9.011%, CME Term SOFR + 3.614% (A)	156,169	3,986,995
Texas Capital Bancshares, 5.750%	236,008	4,307,146
Truist Financial, 5.250% (B)	483,519	10,709,946
Truist Financial, 4.750%	776,145	15,088,259
US Bancorp, 6.676%, TSFR3M + 1.282% (A)	12,088	9,658,070
US Bancorp, 6.256%, TSFR3M + 0.862% (A)	838,807	16,558,050
US Bancorp, 5.500%	483,427	10,591,886
US Bancorp, 4.500% (B)	379,675	7,206,232
US Bancorp, 4.000%	630,728	10,665,610
US Bancorp, 3.750% (B)	422,192	6,822,623
Valley National Bancorp, 9.234%, US0003M + 3.578% (A) (B)	79,038	1,803,647
Valley National Bancorp, 6.250%, US0003M + 3.850% (A)	89,549	1,726,505
Voya Financial, 5.350%, H15T5Y + 3.210% (A)	253,499	6,030,741
W R Berkley, 4.250%	196,421	3,926,456
W R Berkley, 4.125%	235,597	4,304,357
WaFd, 4.875%	240,939	3,435,790
Wells Fargo, 7.500%	83,288	93,115,984
Wells Fargo, 6.625%, US0003M + 3.690% (A)	704,163	17,589,992
Wells Fargo, 5.625% (B)	579,104	13,365,720
Wells Fargo, 4.750%	1,683,815	32,346,086
Wells Fargo, 4.700% (B)	980,821	18,969,078
Wells Fargo, 4.375%	880,838	15,731,767
Wells Fargo, 4.250%	1,047,984	18,224,442

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Western Alliance Bancorp, 4.250%, H15T5Y + 3.452% (A)	240,481	$3,941,484
Wintrust Financial, 6.875%, H15T5Y + 6.507% (A)	242,802	5,965,645
Zions Bancorporation, 9.911%, CME Term SOFR + 4.240% (A)	109,386	2,779,498
		1,635,933,090
Industrials — 1.2%
Chart Industries, 6.750%	169,097	9,181,967
FTAI Aviation, 8.250%, US0003M + 6.886% (A)	210	5,162
Pitney Bowes, 6.700%	359,076	6,050,430
WESCO International, 10.625%, H15T5Y + 10.325% (A)	452,246	12,210,642
		27,448,201
Real Estate — 5.4%
Brookfield Property Partners, 6.500%	152,655	2,062,369
Brookfield Property Partners, 5.750%	225,179	2,742,680
Brookfield Property Preferred, 6.250%	565,510	7,600,454
Digital Realty Trust, 5.850% ‡ (B)	164,810	3,999,939
Digital Realty Trust, 5.200% ‡	291,596	6,368,457
Diversified Healthcare Trust, 6.250% ‡	207,285	3,173,533
Diversified Healthcare Trust, 5.625% ‡	274,503	4,090,095
Hudson Pacific Properties, 4.750% ‡	334,019	4,008,228
Kimco Realty, 5.250% ‡	205,526	4,720,932
Kimco Realty, 5.125% ‡	174,881	3,938,320
Public Storage, 5.600% ‡	240,940	6,001,815
Public Storage, 5.150% ‡	234,459	5,498,064
Public Storage, 5.050% ‡	253,614	5,934,568
Public Storage, 4.875% ‡	267,224	5,838,844
Public Storage, 4.625% ‡	475,398	9,921,556
Public Storage, 4.000% ‡	367,404	6,734,515
Public Storage, 4.000% ‡	508,295	9,342,462
Public Storage, 3.900% ‡	141,715	2,458,755
Public Storage, 3.875% ‡	231,970	3,966,687
RLJ Lodging Trust, 1.950% ‡	271,768	6,503,408
SITE Centers, 6.375% ‡	137,239	3,156,497
SL Green Realty, 6.500% ‡ (B)	188,546	3,467,361
Vornado Realty Trust, 5.250% ‡	246,324	3,955,964
Vornado Realty Trust, 5.250% ‡	251,258	4,080,430

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X U.S. Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Real Estate — continued
Vornado Realty Trust, 4.450% ‡	241,909	$3,297,220
		122,863,153
Utilities — 8.6%
CMS Energy, 5.875%	529,093	12,777,596
CMS Energy, 4.200%	198,732	4,153,499
DTE Energy, 5.250%	337,276	7,855,158
DTE Energy, 4.375%	180,446	3,686,512
Duke Energy, 5.750%	837,934	20,680,211
Duke Energy, 5.625%	420,436	10,195,573
Entergy Arkansas, 4.875%	345,614	7,347,754
Entergy Louisiana, 4.875%	226,274	4,864,891
Entergy Mississippi, 4.900% (B)	216,719	4,815,496
Georgia Power, 5.000%	220,614	5,127,069
NextEra Energy, 6.926% (B)	836,847	30,996,813
NextEra Energy Capital Holdings, 5.650% (B)	576,959	14,481,671
SCE Trust IV, 5.375%, TSFR3M + 3.394% (A)	270,042	5,738,393
Sempra, 5.750%	635,572	15,412,621
Southern, 5.250%	378,882	9,040,125
Southern, 4.950% (B)	838,353	18,653,354
Southern, 4.200%	629,869	12,364,328
Spire, 5.900% (B)	205,444	4,901,894
Tennessee Valley Authority, 2.216%, H15T30Y + 0.840% (A)	171,338	3,743,735
		196,836,693
TOTAL UNITED STATES		2,220,899,999
TOTAL PREFERRED STOCK (Cost $2,569,968,222)		2,263,599,226

SHORT-TERM INVESTMENT(C)(D) — 0.4%
Fidelity Investments Money Market Government Portfolio, Cl Institutional, 5.280% (Cost $9,839,349)	9,839,349	9,839,349

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X U.S. Preferred ETF

	Face Amount	Value
REPURCHASE AGREEMENT(C) — 1.4%
BNP Paribas 5.220%, dated 11/30/2023, to be repurchased on 12/01/2023, repurchase price $32,241,281 (collateralized by U.S. Treasury Obligations, ranging in par value $160,955 - $3,792,542, 2.000%, 08/15/25, with a total market value of $32,851,198) (Cost $32,236,607)	$32,236,607	$32,236,607
TOTAL INVESTMENTS — 101.2% (Cost $2,612,044,178)		$2,305,675,182

Percentages are based on Net Assets of $2,277,678,444.

‡	Real Estate Investment Trust
(A)	Variable or floating rate security. The rate presented is the rate in effect as of November 30, 2023. Rates are based on published reference rates and spreads and/ or are adjusted periodically based on prevailing interest rates.
(B)	This security or a partial position of this security is on loan at November 30, 2023. The total market value of securities on loan at November 30, 2023 was $40,959,809.
(C)	These securities were purchased with cash collateral held from securities on loan. The total value of such securities as of November 30, 2023 was $42,075,956. The total value of non-cash collateral held from securities on loan as of November 30, 2023 was $—.
(D)	The rate reported on the Schedule of Investments is the 7-day effective yield as of November 30, 2023.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X U.S. Preferred ETF

The following is a summary of the level of inputs used as of November 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Preferred Stock	$2,263,599,226	$—	$—	$2,263,599,226
Short-Term Investment	9,839,349	—	—	9,839,349
Repurchase Agreement	—	32,236,607	—	32,236,607
Total Investments in Securities	$2,273,438,575	$32,236,607	$—	$2,305,675,182

Amounts designated as “—“are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X S&P 500® Quality Dividend ETF

Sector Weightings (Unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
COMMON STOCK — 99.5%
Communication Services — 3.7%
Comcast, Cl A	16,319	$683,603
Interpublic Group	16,682	512,805
Omnicom Group	6,987	563,362
		1,759,770
Consumer Discretionary — 6.4%
Best Buy	8,757	621,221
Darden Restaurants	4,069	636,676
Garmin	6,254	764,489
Tapestry	15,510	491,202
VF	34,594	578,758
		3,092,346
Consumer Staples — 14.9%
Archer-Daniels-Midland	9,085	669,837
Bunge Global	7,039	773,375
Campbell Soup	14,362	577,065
Coca-Cola	10,942	639,450
General Mills	8,044	512,081
Hormel Foods	16,157	494,243
J M Smucker	4,308	472,717
Kellanova	10,348	543,684
Kimberly-Clark	4,899	606,153

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X S&P 500® Quality Dividend ETF

	Shares	Value
COMMON STOCK — continued
Consumer Staples — continued
Kraft Heinz	17,946	$630,084
PepsiCo	3,613	608,032
Procter & Gamble	4,506	691,761
		7,218,482
Energy — 14.7%
APA	19,781	712,116
Chevron	4,134	593,642
Coterra Energy	26,731	701,689
EOG Resources	5,669	697,684
Exxon Mobil	6,135	630,310
Kinder Morgan	38,827	682,190
Marathon Petroleum	5,833	870,225
ONEOK	11,037	759,898
Pioneer Natural Resources	3,211	743,796
Valero Energy	5,812	728,592
		7,120,142
Financials — 11.2%
Aflac	9,554	790,211
BlackRock, Cl A	963	723,435
CME Group, Cl A	3,572	779,982
Discover Financial Services	5,803	539,679
Hartford Financial Services Group	9,237	721,964
Principal Financial Group	9,230	681,451
Regions Financial	35,830	597,644
T Rowe Price Group	5,779	578,651
		5,413,017
Health Care — 9.0%
AbbVie	4,755	677,064
Bristol-Myers Squibb	10,165	501,948
CVS Health	9,223	626,703
Gilead Sciences	8,403	643,670
Medtronic	7,868	623,696
Merck	5,950	609,756
Viatris	70,481	647,016
		4,329,853
Industrials — 18.3%
3M	6,596	653,466
CH Robinson Worldwide	7,343	602,493
Fastenal	12,029	721,379

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X S&P 500® Quality Dividend ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
General Dynamics	3,113	$768,818
L3Harris Technologies	3,494	666,690
Lockheed Martin	1,424	637,624
Norfolk Southern	3,060	667,570
Paychex	5,917	721,696
Robert Half	9,059	742,657
RTX	6,631	540,294
Snap-On	2,459	675,463
Stanley Black & Decker	7,822	711,020
Union Pacific	3,301	743,616
		8,852,786
Information Technology — 7.1%
Cisco Systems	13,220	639,584
Corning	20,192	575,270
Hewlett Packard Enterprise	41,905	708,613
Juniper Networks	21,931	623,937
NetApp	9,469	865,372
		3,412,776
Materials — 10.4%
Amcor	66,091	626,543
CF Industries Holdings	9,696	728,654
Eastman Chemical	8,190	686,568
International Paper	20,857	770,458
LyondellBasell Industries, Cl A	7,398	703,550
Mosaic	18,836	676,024
Packaging Corp of America	5,039	846,602
		5,038,399
Real Estate — 1.2%
Public Storage ‡	2,289	592,302
Utilities — 2.6%
Consolidated Edison	7,046	634,915
Exelon	16,479	634,606
		1,269,521
TOTAL COMMON STOCK (Cost $50,676,115)		48,099,394
TOTAL INVESTMENTS — 99.5% (Cost $50,676,115)		$48,099,394

Percentages are based on Net Assets of $48,317,862.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X S&P 500® Quality Dividend ETF

‡	Real Estate Investment Trust

As of November 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Factor ETF

Sector Weightings (Unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
COMMON STOCK — 99.8%
MEXICO — 0.1%
Materials — 0.1%
Southern Copper	1,419	$102,069

UNITED KINGDOM — 0.1%
Energy — 0.1%
TechnipFMC	9,932	205,791

UNITED STATES — 99.6%
Communication Services — 8.7%
AT&T	59,358	983,562
Comcast, Cl A	72,305	3,028,856
Frontier Communications Parent *	45,086	986,933
IAC *	18,859	902,026
Meta Platforms, Cl A *	13,440	4,396,896
Netflix *	5,546	2,628,638
Nexstar Media Group, Cl A	5,960	845,903
Paramount Global, Cl B	70,049	1,006,604
Verizon Communications	26,913	1,031,575
		15,810,993

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Consumer Discretionary — 10.7%
Advance Auto Parts	16,039	$814,621
Asbury Automotive Group *	4,013	842,008
Best Buy	12,164	862,914
Booking Holdings *	791	2,472,429
Deckers Outdoor *	332	220,438
DR Horton	4,671	596,347
DraftKings, Cl A *	7,118	272,192
Ford Motor	72,669	745,584
Garmin	8,127	993,444
General Motors	28,967	915,357
Lennar, Cl A	3,623	463,454
Lithia Motors, Cl A	3,192	852,232
Macy’s	74,779	1,185,995
Marriott Vacations Worldwide	9,100	663,390
Meritage Homes	8,095	1,143,823
NVR *	43	264,682
PulteGroup	4,914	434,496
Royal Caribbean Cruises *	4,246	456,275
Tapestry	29,857	945,571
Taylor Morrison Home, Cl A *	22,708	1,024,131
Tempur Sealy International	2,609	105,195
TJX	20,054	1,766,958
Toll Brothers	13,902	1,194,043
Wynn Resorts	1,592	134,397
		19,369,976
Consumer Staples — 2.2%
BellRing Brands *	2,696	142,618
Bunge Global	8,108	890,826
Celsius Holdings *	1,971	97,584
Conagra Brands	31,189	882,337
Coty, Cl A *	4,918	56,065
elf Beauty *	1,361	160,721
Kraft Heinz	26,913	944,915
Tyson Foods, Cl A	18,195	852,254
		4,027,320
Energy — 4.5%
Antero Midstream	67,613	900,605

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Energy — continued
Baker Hughes, Cl A	14,943	$504,326
Chesapeake Energy	9,555	767,362
Chord Energy	5,008	811,997
Civitas Resources	10,921	750,164
Coterra Energy	28,741	754,451
DT Midstream	15,444	884,787
Helmerich & Payne	19,292	698,949
Kinder Morgan	49,820	875,338
ONEOK	12,442	856,632
Transocean *	15,012	95,476
Weatherford International *	2,473	224,276
		8,124,363
Financials — 25.0%
AGNC Investment ‡	99,520	877,766
Ally Financial	33,331	973,932
Apollo Global Management	8,219	756,148
Arch Capital Group *	7,059	590,768
Ares Management, Cl A	2,507	281,411
Arthur J Gallagher	3,112	774,888
Bank OZK	23,807	996,561
Berkshire Hathaway, Cl B *	12,431	4,475,160
Cadence Bank	40,917	1,024,971
Capital One Financial	8,902	993,997
Citigroup	21,101	972,756
Citizens Financial Group	33,369	909,973
Columbia Banking System	42,569	954,823
Comerica	20,316	918,689
Evercore, Cl A	565	83,366
Fifth Third Bancorp	34,655	1,003,262
First Horizon	77,140	986,621
FleetCor Technologies *	1,171	281,625
FNB	77,419	928,254
Huntington Bancshares	84,465	951,076
Invesco	65,437	933,786
Jefferies Financial Group	26,154	926,898
KeyCorp	79,956	990,655
M&T Bank	7,037	901,932
Mastercard, Cl A	10,836	4,484,262

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
MGIC Investment	53,340	$938,251
New York Community Bancorp	81,557	767,451
Old National Bancorp	58,850	876,276
OneMain Holdings, Cl A	22,249	941,133
Primerica	583	122,144
Prosperity Bancshares	15,898	958,808
Radian Group	32,945	847,016
Regions Financial	51,627	861,138
Rithm Capital ‡	92,219	957,233
Starwood Property Trust ‡	45,180	897,727
Synchrony Financial	28,559	924,169
Synovus Financial	31,604	973,087
Tradeweb Markets, Cl A	1,850	179,265
Truist Financial	29,713	954,976
United Bankshares	30,839	1,021,079
Unum Group	16,683	717,369
Valley National Bancorp	104,012	946,509
Webster Financial	21,718	974,052
Wells Fargo	20,562	916,860
Western Alliance Bancorp	18,217	933,075
Zions Bancorp	23,925	852,448
		45,533,646
Health Care — 5.3%
CVS Health	12,013	816,283
Eli Lilly	7,006	4,140,826
Exact Sciences *	2,931	187,584
Intuitive Surgical *	4,515	1,403,443
Organon	52,419	593,383
Perrigo	28,389	864,729
Pfizer	27,186	828,358
Viatris	91,134	836,610
		9,671,216
Industrials — 13.4%
AAON	866	54,212
Allison Transmission Holdings	1,817	97,173
API Group *	4,415	133,995
Atkore *	474	61,573

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
Axon Enterprise *	919	$211,251
AZEK, Cl A *	2,295	79,155
Boise Cascade	9,784	1,069,391
Builders FirstSource *	2,447	328,167
Caterpillar	8,025	2,012,028
Clean Harbors *	639	103,301
Comfort Systems USA	603	116,729
Copart *	16,611	834,204
Eaton	6,067	1,381,395
EMCOR Group	920	195,518
Esab	1,106	85,328
FedEx	4,330	1,120,734
Flowserve	1,977	75,640
General Electric	36,304	4,421,827
Ingersoll Rand	5,331	380,793
Lennox International	538	218,783
ManpowerGroup	11,993	890,001
MSC Industrial Direct, Cl A	8,498	827,875
nVent Electric	2,430	129,397
Owens Corning	1,424	193,066
PACCAR	18,689	1,716,024
Parker-Hannifin	1,746	756,332
Pentair	2,688	173,483
RTX	11,247	916,406
Saia *	455	177,627
Sensata Technologies Holding	23,439	762,002
Simpson Manufacturing	901	150,440
TransDigm Group	1,018	980,202
Uber Technologies *	27,387	1,544,079
United Airlines Holdings *	23,564	928,422
Verisk Analytics, Cl A	2,177	525,593
Vertiv Holdings, Cl A	10,539	460,133
XPO *	2,748	237,097
		24,349,376
Information Technology — 21.8%
Adobe *	7,639	4,667,505
Applied Materials	15,277	2,288,189
AppLovin, Cl A *	2,712	101,646

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Arista Networks *	3,292	$723,285
Arrow Electronics *	7,460	884,458
Avnet	18,134	847,946
Axcelis Technologies *	1,237	153,734
Badger Meter	482	71,032
Broadcom	4,802	4,445,355
Cadence Design Systems *	3,827	1,045,804
Cisco Systems	62,139	3,006,285
Corning	30,939	881,452
Dell Technologies, Cl C	5,503	417,513
Fair Isaac *	532	578,603
Gen Digital	48,519	1,071,300
Hewlett Packard Enterprise	51,195	865,707
Insight Enterprises *	711	107,660
Intel	23,960	1,071,012
Juniper Networks	33,449	951,624
KLA	2,188	1,191,629
Lam Research	2,508	1,795,527
Manhattan Associates *	835	186,247
NVIDIA	10,094	4,720,964
Onto Innovation *	955	134,665
Oracle	30,871	3,587,519
Rambus *	2,150	145,490
Roper Technologies	1,599	860,662
Samsara, Cl A *	2,477	68,217
Super Micro Computer *	1,570	429,348
Synopsys *	2,358	1,280,936
TD SYNNEX	9,204	907,883
Universal Display	684	115,733
Vontier	2,906	98,019
		39,702,949
Materials — 6.9%
Albemarle	5,586	677,414
Commercial Metals	20,692	937,969
CRH	10,072	632,018
Dow	17,051	882,389
DuPont de Nemours	11,506	823,139
Eastman Chemical	11,748	984,835

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Factor ETF

	Shares	Value
COMMON STOCK — continued
Materials — continued
Huntsman	36,324	$893,571
International Paper	24,219	894,650
Linde	7,221	2,987,833
LyondellBasell Industries, Cl A	9,132	868,453
Mosaic	23,280	835,519
Reliance Steel & Aluminum	838	230,668
United States Steel	26,309	944,493
		12,592,951
Real Estate — 1.1%
Kilroy Realty ‡	28,284	932,806
Spirit Realty Capital ‡	24,483	1,011,148
		1,943,954
TOTAL UNITED STATES		181,126,744
TOTAL COMMON STOCK (Cost $166,828,073)		181,434,604
TOTAL INVESTMENTS — 99.8% (Cost $166,828,073)		$181,434,604

Percentages are based on Net Assets of $181,838,224.

*	Non-income producing security.
‡	Real Estate Investment Trust

As of November 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Variable Rate Preferred ETF

Sector Weightings (Unaudited)†:

†  Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
PREFERRED STOCK — 99.4%
BERMUDA — 2.1%
Financials — 2.1%
Aspen Insurance Holdings, 9.593%, US0003M + 4.060% (A)	101,629	$2,625,077
SiriusPoint, 8.000%, H15T5Y + 7.298% (A)	75,923	1,932,240
TOTAL BERMUDA		4,557,317
UNITED STATES— 97.3%
Energy — 8.1%
Energy Transfer, 10.364%, US0003M + 4.738% (A)	166,118	4,275,877
Energy Transfer, 10.156%, US0003M + 4.530% (A)	169,171	4,346,003
NuStar Energy, 12.551%, US0003M + 6.880% (A)	64,067	1,629,865
NuStar Energy, 11.315%, TSFR3M + 5.905% (A)	142,728	3,670,964
NuStar Logistics, 12.390%, TSFR3M + 6.996% (A)	157,483	4,228,419
		18,151,128
Financials — 86.7%
AGNC Investment, 10.767%, CME Term SOFR + 5.373% ‡ (A)	123,069	3,138,259
AGNC Investment, 7.750%, H15T5Y + 4.390% ‡ (A)	56,532	1,200,740
AGNC Investment, 6.125%, CME Term SOFR + 4.697% ‡ (A)	219,883	4,740,677
Allstate, 8.821%, TSFR3M + 3.427% (A)	191,327	4,880,752
American Equity Investment Life Holding, 6.625%, H15T5Y + 6.297% (A)	109,629	2,644,251
American Equity Investment Life Holding, 5.950%, H15T5Y + 4.322% (A)	144,277	3,256,332

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Variable Rate Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Annaly Capital Management, 10.631%, CME Term SOFR + 4.993% ‡ (A)	255,942	$6,395,991
Annaly Capital Management, 9.828%, CME Term SOFR + 4.172% ‡ (A)	149,952	3,739,803
Argo Group International Holdings, 7.000%, H15T5Y + 6.712% (A)	54,441	1,294,063
Associated Banc-Corp, 6.625%, H15T5Y + 2.812% (A)	113,173	2,406,058
Athene Holding, 7.750%, H15T5Y + 3.962% (A)	184,152	4,642,472
Athene Holding, 6.375%, H15T5Y + 5.970% (A)	222,216	5,504,290
Athene Holding, 6.350%, US0003M + 4.253% (A)	325,334	7,752,709
Bank of America, 6.450%, US0003M + 1.327% (A)	394,646	10,008,222
Bank of America, 6.298%, TSFR3M + 0.912% (A)	110,689	2,295,690
Bank of America, 6.129%, TSFR3M + 0.762% (A)	155,429	3,301,312
Chimera Investment, 7.750%, US0003M + 4.743% ‡ (A)	96,949	1,875,963
Citigroup, Ser J, 9.696%, TSFR3M + 4.302% (A)	355,828	9,180,362
Enstar Group, 7.000%, US0003M + 4.015% (A)	147,626	3,650,791
Goldman Sachs Group, 6.381%, TSFR3M + 1.012% (A)	273,108	5,970,141
Goldman Sachs Group, 6.301%, TSFR3M + 0.932% (A)	492,991	10,461,269
Huntington Bancshares, 6.875%, H15T5Y + 2.704% (A)	125,003	2,997,572
Jackson Financial, 8.000%, H15T5Y + 3.728% (A)	209,191	5,233,959
Kemper, 5.875%, H15T5Y + 4.140% (A)	54,182	1,039,753
KeyCorp, 6.200%, H15T5Y + 3.132% (A)	226,816	4,602,097
KeyCorp, 6.125%, TSFR3M + 4.154% (A)	184,924	3,998,057
M&T Bank, 5.625%, CME Term SOFR + 4.020% (A)	95,656	2,338,789

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Variable Rate Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Merchants Bancorp, 8.250%, H15T5Y + 4.340% (A)	52,268	$1,301,473
MetLife, 6.671%, CME Term SOFR + 1.262% (A)	224,406	5,105,236
Morgan Stanley, 6.356%, TSFR3M + 0.962% (A)	420,893	8,969,230
New York Community Bancorp, 6.375%, US0003M + 3.821% (A)	192,692	4,464,674
PacWest Bancorp, 7.750%, H15T5Y + 4.820% (A)	189,954	3,977,637
Regions Financial, 5.700%, CME Term SOFR + 3.148% (A)	194,824	3,869,205
Reinsurance Group of America, 7.125%, H15T5Y + 3.456% (A)	251,988	6,594,526
Reinsurance Group of America, 5.750%, US0003M + 4.040% (A)	144,457	3,637,427
Rithm Capital, 7.000%, H15T5Y + 6.223% ‡ (A)	176,245	3,766,356
Rithm Capital, 6.375%, US0003M + 4.969% ‡ (A)	147,923	3,029,463
SLM, 7.371%, TSFR3M + 1.962% (A)	23,598	1,603,012
Synovus Financial, 9.011%, CME Term SOFR + 3.614% (A)	73,952	1,887,995
Two Harbors Investment, 7.625%, US0003M + 5.352% ‡ (A)	96,629	1,992,490
Two Harbors Investment, 7.250%, US0003M + 5.011% ‡ (A)	91,274	1,876,593
US Bancorp, 6.676%, TSFR3M + 1.282% (A)	5,395	4,310,497
US Bancorp, 6.256%, TSFR3M + 0.862% (A)	380,860	7,518,176
Valley National Bancorp, 9.234%, US0003M + 3.578% (A)	37,744	861,318
Valley National Bancorp, 6.250%, US0003M + 3.850% (A)	44,170	851,598
Voya Financial, 5.350%, H15T5Y + 3.210% (A)	111,798	2,659,674
Western Alliance Bancorp, 4.250%, H15T5Y + 3.452% (A)	111,182	1,822,273
Wintrust Financial, 6.875%, H15T5Y + 6.507% (A)	109,975	2,702,086

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Variable Rate Preferred ETF

	Shares	Value
PREFERRED STOCK — continued
Financials — continued
Zions Bancorporation, 9.911%, CME Term SOFR + 4.240% (A)	51,878	$1,318,220
		192,669,533
Industrials — 2.5%
WESCO International, 10.625%, H15T5Y + 10.325% (A)	204,013	5,508,351
TOTAL UNITED STATES		216,329,012
TOTAL PREFERRED STOCK (Cost $223,871,603)		220,886,329
TOTAL INVESTMENTS — 99.4% (Cost $223,871,603)		$220,886,329

Percentages are based on Net Assets of $222,312,863.

‡	Real Estate Investment Trust
(A)	Variable or floating rate security. The rate presented is the rate in effect as of November 30, 2023. Rates are based on published reference rates and spreads and/or are adjusted periodically based on prevailing interest rates.

As of November 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

Sector Weightings (Unaudited)†:

†  Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
COMMON STOCK — 99.7%
BRAZIL — 0.2%
Consumer Discretionary — 0.2%
MercadoLibre *	107	$173,389

CHINA — 0.1%
Consumer Discretionary — 0.1%
Yum China Holdings	990	42,748

ISRAEL — 0.0%
Consumer Discretionary — 0.0%
Mobileye Global, Cl A *	231	9,483

MEXICO — 0.0%
Materials — 0.0%
Southern Copper	216	15,537

SOUTH KOREA — 0.0%
Consumer Discretionary — 0.0%
Coupang, Cl A *	2,677	40,905

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
UNITED STATES — 99.4%
Communication Services — 8.7%
Alphabet, Cl A *	14,504	$1,922,215
Alphabet, Cl C *	12,600	1,687,392
AT&T	17,421	288,666
Charter Communications, Cl A *	243	97,232
Comcast, Cl A	9,950	416,806
Electronic Arts	659	90,949
Endeavor Group Holdings, Cl A	211	5,129
Fox, Cl A	623	18,403
Fox, Cl B	334	9,238
Live Nation Entertainment *	359	30,235
Meta Platforms, Cl A *	5,374	1,758,104
Netflix *	1,057	500,986
Omnicom Group	479	38,622
Pinterest, Cl A *	1,419	48,345
ROBLOX, Cl A *	1,136	44,656
Sirius XM Holdings	1,666	7,797
Snap, Cl A *	2,503	34,617
Spotify Technology *	329	60,901
Take-Two Interactive Software *	408	64,546
T-Mobile US *	1,258	189,266
Trade Desk, Cl A *	1,074	75,674
Verizon Communications	10,251	392,921
Walt Disney *	4,459	413,305
Warner Bros Discovery *	5,458	57,036
Warner Music Group, Cl A	319	10,562
		8,263,603
Consumer Discretionary — 10.3%
Airbnb, Cl A *	1,017	128,488
Amazon.com *	21,973	3,210,036
Aptiv *	689	57,077
AutoZone *	43	112,227
Best Buy	477	33,838
Booking Holdings *	85	265,684
Carnival *	2,448	36,867
Chipotle Mexican Grill, Cl A *	66	145,348
Darden Restaurants	296	46,315
DoorDash, Cl A *	643	60,429

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Consumer Discretionary — continued
DR Horton	746	$95,242
DraftKings, Cl A *	1,042	39,846
eBay	1,305	53,518
Expedia Group *	348	47,391
Ford Motor	9,543	97,911
Garmin	373	45,595
General Motors	3,368	106,429
Genuine Parts	337	44,747
Hilton Worldwide Holdings	632	105,873
Home Depot	2,452	768,677
Las Vegas Sands	799	36,850
Lennar, Cl A	603	77,136
Lennar, Cl B	30	3,442
Lowe’s	1,426	283,532
Lucid Group *	2,164	9,132
Lululemon Athletica *	270	120,636
Marriott International, Cl A	633	128,309
McDonald’s	1,776	500,548
MGM Resorts International	685	27,016
NIKE, Cl B	2,972	327,722
NVR *	7	43,088
O’Reilly Automotive *	144	141,463
Pool	92	31,953
PulteGroup	535	47,305
Rivian Automotive, Cl A *	1,657	27,771
Ross Stores	810	105,608
Royal Caribbean Cruises *	541	58,136
Starbucks	2,739	271,983
Tesla *	6,710	1,610,937
TJX	2,802	246,884
Tractor Supply	268	54,407
Ulta Beauty *	118	50,267
Yum! Brands	681	85,499
		9,791,162
Consumer Staples — 6.1%
Albertsons, Cl A	1,030	22,423
Altria Group	4,327	181,907
Archer-Daniels-Midland	1,297	95,628

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Consumer Staples — continued
Brown-Forman, Cl A	126	$7,589
Brown-Forman, Cl B	748	43,937
Bunge Global	364	39,993
Campbell Soup	474	19,045
Church & Dwight	597	57,688
Clorox	303	43,435
Coca-Cola	9,492	554,712
Colgate-Palmolive	2,012	158,485
Conagra Brands	1,172	33,156
Constellation Brands, Cl A	382	91,867
Costco Wholesale	1,078	638,974
Dollar General	534	70,018
Dollar Tree *	509	62,907
Estee Lauder, Cl A	524	66,910
General Mills	1,420	90,397
Hershey	358	67,275
Hormel Foods	716	21,902
J M Smucker	245	26,884
Kellanova	638	33,521
Kenvue	4,221	86,277
Keurig Dr Pepper	2,207	69,675
Kimberly-Clark	821	101,582
Kraft Heinz	1,923	67,517
Kroger	1,726	76,410
McCormick	617	40,000
Mondelez International, Cl A	3,309	235,138
Monster Beverage *	1,239	68,331
PepsiCo	3,357	564,950
Philip Morris International	3,783	353,181
Procter & Gamble	5,749	882,586
Sysco	1,233	88,986
Target	1,117	149,466
Tyson Foods, Cl A	692	32,413
Walgreens Boots Alliance	1,749	34,875
Walmart	3,465	539,466
		5,819,506
Energy — 4.1%
Baker Hughes, Cl A	2,465	83,194

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Energy — continued
Cheniere Energy	585	$106,558
Chevron	4,238	608,577
ConocoPhillips	2,949	340,816
Coterra Energy	1,825	47,906
Devon Energy	1,554	69,883
Diamondback Energy	414	63,926
EOG Resources	1,414	174,021
EQT	1,005	40,160
Exxon Mobil	9,866	1,013,633
Halliburton	2,190	81,096
Hess	673	94,597
Kinder Morgan	4,773	83,862
Marathon Oil	1,513	38,476
Marathon Petroleum	970	144,714
Occidental Petroleum	1,696	100,318
ONEOK	1,412	97,216
Phillips 66	1,078	138,943
Pioneer Natural Resources	566	131,108
Schlumberger	3,453	179,694
Targa Resources	545	49,295
Valero Energy	857	107,433
Williams	2,957	108,788
		3,904,214
Financials — 12.7%
Aflac	1,304	107,854
Allstate	637	87,823
American Express	1,431	244,372
American International Group	1,726	113,588
Ameriprise Financial	251	88,731
Aon, Cl A	493	161,946
Apollo Global Management	985	90,620
Arch Capital Group *	871	72,894
Ares Management, Cl A	362	40,634
Arthur J Gallagher	517	128,733
Bank of America	16,904	515,403
Bank of New York Mellon	1,837	88,764
Berkshire Hathaway, Cl B *	3,155	1,135,800
BlackRock, Cl A	359	269,692

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
Blackstone	1,702	$191,254
Block, Cl A *	1,332	84,489
Blue Owl Capital, Cl A	1,093	14,734
Brown & Brown	581	43,424
Capital One Financial	918	102,504
Cboe Global Markets	258	47,005
Charles Schwab	3,347	205,238
Chubb	1,000	229,430
Cincinnati Financial	379	38,957
Citigroup	4,585	211,368
Citizens Financial Group	1,191	32,479
CME Group, Cl A	872	190,410
Coinbase Global, Cl A *	381	47,518
Discover Financial Services	610	56,730
Everest Group	81	33,255
FactSet Research Systems	92	41,718
Fidelity National Information Services	1,438	84,324
Fifth Third Bancorp	1,663	48,144
First Citizens BancShares, Cl A	24	35,229
Fiserv *	1,474	192,519
FleetCor Technologies *	178	42,809
Franklin Resources	711	17,633
Global Payments	635	73,939
Goldman Sachs Group	804	274,598
Hartford Financial Services Group	743	58,073
Huntington Bancshares	3,531	39,759
Interactive Brokers Group, Cl A	254	19,771
Intercontinental Exchange	1,344	153,001
JPMorgan Chase	7,079	1,104,890
KKR	1,572	119,220
Loews	451	31,701
LPL Financial Holdings	188	41,792
M&T Bank	403	51,653
Markel Group *	32	46,051
Marsh & McLennan	1,205	240,301
Mastercard, Cl A	2,045	846,282
MetLife	1,536	97,736
Moody’s	384	140,145
Morgan Stanley	3,144	249,445

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
MSCI, Cl A	191	$99,482
Nasdaq	841	46,961
Northern Trust	512	40,576
PayPal Holdings *	2,662	153,358
PNC Financial Services Group	967	129,539
Principal Financial Group	595	43,929
Progressive	1,421	233,087
Prudential Financial	889	86,926
Raymond James Financial	460	48,369
Regions Financial	2,302	38,397
Rocket, Cl A *	358	3,344
S&P Global	779	323,932
State Street	775	56,436
Synchrony Financial	1,024	33,137
T Rowe Price Group	541	54,170
Tradeweb Markets, Cl A	283	27,423
Travelers	561	101,328
Truist Financial	3,232	103,876
US Bancorp	3,592	136,927
Visa, Cl A	3,948	1,013,373
W R Berkley	500	36,275
Wells Fargo	8,868	395,424
Willis Towers Watson	259	63,792
		11,996,443
Health Care — 12.7%
Abbott Laboratories	4,221	440,208
AbbVie	4,302	612,562
Agilent Technologies	717	91,633
Align Technology *	178	38,056
Alnylam Pharmaceuticals *	304	51,148
Amgen	1,299	350,262
Avantor *	1,608	34,057
Baxter International	1,238	44,667
Becton Dickinson	703	166,035
Biogen *	350	81,928
BioMarin Pharmaceutical *	453	41,259
Bio-Rad Laboratories, Cl A *	51	15,551
Boston Scientific *	3,538	197,739

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
Bristol-Myers Squibb	5,120	$252,826
Cardinal Health	612	65,533
Cencora	409	83,178
Centene *	1,332	98,142
Cigna Group	712	187,171
Cooper	119	40,094
CVS Health	3,107	211,121
Danaher	1,607	358,859
Dexcom *	940	108,589
Edwards Lifesciences *	1,466	99,263
Elevance Health	577	276,666
Eli Lilly	2,062	1,218,725
GE HealthCare Technologies	891	60,998
Gilead Sciences	3,019	231,255
HCA Healthcare	504	126,242
Hologic *	600	42,780
Humana	303	146,913
IDEXX Laboratories *	202	94,096
Illumina *	387	39,455
Incyte *	460	24,996
Insulet *	173	32,713
Intuitive Surgical *	851	264,525
IQVIA Holdings *	439	93,990
Johnson & Johnson	5,876	908,782
Laboratory Corp of America Holdings	218	47,286
McKesson	329	154,814
Medtronic	3,242	256,993
Merck	6,190	634,351
Mettler-Toledo International *	52	56,780
Moderna *	807	62,704
Molina Healthcare *	139	50,813
Pfizer	13,769	419,541
Quest Diagnostics	275	37,738
Regeneron Pharmaceuticals *	252	207,600
ResMed	354	55,836
Revvity	309	27,470
Royalty Pharma, Cl A	930	25,175
Seagen *	337	71,852
STERIS PLC	242	48,627

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Health Care — continued
Stryker	769	$227,878
Thermo Fisher Scientific	940	466,014
UnitedHealth Group	2,264	1,251,924
Veeva Systems, Cl A *	353	61,531
Vertex Pharmaceuticals *	627	222,466
Viatris	2,957	27,145
Waters *	142	39,847
West Pharmaceutical Services	182	63,838
Zimmer Biomet Holdings	512	59,551
Zoetis, Cl A	1,118	197,517
		12,007,308
Industrials — 8.4%
3M	1,336	132,358
AMETEK	561	87,084
Automatic Data Processing	1,006	231,300
Axon Enterprise *	172	39,538
Boeing *	1,358	314,554
Booz Allen Hamilton Holding, Cl A	316	39,541
Broadridge Financial Solutions	287	55,626
Builders FirstSource *	301	40,367
Carlisle	120	33,649
Carrier Global	2,027	105,323
Caterpillar	1,256	314,904
Cintas	212	117,289
Copart *	2,060	103,453
CSX	4,857	156,881
Cummins	345	77,335
Deere	657	239,417
Delta Air Lines	1,567	57,869
Dover	341	48,136
Eaton	961	218,810
Emerson Electric	1,383	122,949
Equifax	298	64,878
Expeditors International of Washington	360	43,322
Fastenal	1,387	83,178
FedEx	561	145,204
Ferguson	469	80,358
Fortive	864	59,599

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
General Dynamics	550	$135,833
General Electric	2,637	321,187
HEICO	104	17,787
HEICO, Cl A	187	25,696
Honeywell International	1,622	317,782
Howmet Aerospace	1,000	52,600
Hubbell, Cl B	129	38,700
IDEX	188	37,916
Illinois Tool Works	734	177,782
Ingersoll Rand	985	70,359
Jacobs Solutions	308	39,171
JB Hunt Transport Services	204	37,795
Johnson Controls International	1,658	87,542
L3Harris Technologies	458	87,391
Lennox International	77	31,313
Lockheed Martin	618	276,722
Nordson	124	29,182
Norfolk Southern	554	120,861
Northrop Grumman	367	174,384
Old Dominion Freight Line	234	91,040
Otis Worldwide	1,006	86,305
PACCAR	1,254	115,142
Parker-Hannifin	310	134,286
Paychex	781	95,259
Paycom Software	125	22,707
Quanta Services	350	65,909
Republic Services, Cl A	505	81,729
Rockwell Automation	280	77,123
Rollins	767	31,248
RTX	3,560	290,069
Southwest Airlines	1,457	37,255
SS&C Technologies Holdings	539	30,324
Stanley Black & Decker	372	33,815
Trane Technologies	554	124,877
TransDigm Group	124	119,396
TransUnion	475	27,892
Uber Technologies *	4,750	267,805
Union Pacific	1,487	334,976
United Airlines Holdings *	803	31,638

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Industrials — continued
United Parcel Service, Cl B	1,765	$267,592
United Rentals	169	80,447
Verisk Analytics, Cl A	351	84,742
Waste Management	985	168,425
Westinghouse Air Brake Technologies	434	50,587
WW Grainger	97	76,260
Xylem	581	61,081
		7,980,854
Information Technology — 29.5%
Accenture, Cl A	1,620	539,687
Adobe *	1,108	676,999
Advanced Micro Devices *	3,901	472,645
Akamai Technologies *	365	42,168
Amdocs	295	24,712
Amphenol, Cl A	1,432	130,298
Analog Devices	1,224	224,457
ANSYS *	213	62,486
Apple	36,168	6,870,112
Applied Materials	2,042	305,851
Arista Networks *	575	126,333
Aspen Technology *	70	13,178
Atlassian, Cl A *	369	70,461
Autodesk *	521	113,802
Bentley Systems, Cl B	507	26,394
Broadcom	985	911,844
Cadence Design Systems *	655	178,992
CDW	328	69,169
Cisco Systems	9,946	481,187
Cloudflare, Cl A *	692	53,388
Cognizant Technology Solutions, Cl A	1,236	86,990
Corning	1,880	53,561
Crowdstrike Holdings, Cl A *	532	126,079
Datadog, Cl A *	697	81,249
Dell Technologies, Cl C	604	45,825
Enphase Energy *	327	33,034
EPAM Systems *	136	35,114
Fair Isaac *	59	64,168
First Solar *	250	39,445

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Fortinet *	1,647	$86,566
Gartner *	189	82,185
GLOBALFOUNDRIES *	197	10,577
Hewlett Packard Enterprise	3,150	53,266
HP	2,400	70,416
HubSpot *	114	56,308
Intel	10,171	454,644
International Business Machines	2,215	351,210
Intuit	664	379,449
Jabil	308	35,519
Keysight Technologies *	433	58,840
KLA	332	180,814
Lam Research	325	232,674
Marvell Technology	2,080	115,918
Microchip Technology	1,300	108,472
Micron Technology	2,645	201,337
Microsoft	17,904	6,784,005
MongoDB, Cl A *	168	69,844
Monolithic Power Systems	111	60,908
Motorola Solutions	405	130,762
NetApp	522	47,706
NVIDIA	5,793	2,709,386
Okta, Cl A *	372	24,943
ON Semiconductor *	1,048	74,754
Oracle	3,793	440,785
Palantir Technologies, Cl A *	4,437	88,962
Palo Alto Networks *	729	215,121
PTC *	287	45,162
QUALCOMM	2,712	349,984
Roper Technologies	259	139,407
Salesforce *	2,294	577,859
Seagate Technology Holdings	472	37,335
ServiceNow *	498	341,498
Skyworks Solutions	389	37,706
Snowflake, Cl A *	665	124,807
Splunk *	372	56,373
Synopsys *	366	198,822
TE Connectivity	763	99,953
Teledyne Technologies *	112	45,132

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
Teradyne	380	$35,047
Texas Instruments	2,205	336,726
Trimble *	612	28,397
Tyler Technologies *	100	40,884
VeriSign *	223	47,321
Western Digital *	784	37,875
Workday, Cl A *	499	135,089
Zebra Technologies, Cl A *	125	29,622
Zoom Video Communications, Cl A *	624	42,326
Zscaler *	216	42,666
		27,914,990
Materials — 2.3%
Air Products & Chemicals	533	144,203
Albemarle	288	34,926
Amcor	3,556	33,711
Avery Dennison	197	38,317
Ball	759	41,965
Celanese, Cl A	268	37,161
CF Industries Holdings	474	35,621
Corteva	1,729	78,151
CRH	1,679	105,357
Dow	1,719	88,958
DuPont de Nemours	1,022	73,114
Ecolab	614	117,722
Freeport-McMoRan	3,469	129,463
International Flavors & Fragrances	625	47,113
Linde	1,194	494,041
LyondellBasell Industries, Cl A	623	59,247
Martin Marietta Materials	148	68,759
Mosaic	814	29,215
Newmont	1,937	77,848
Nucor	611	103,852
PPG Industries	574	81,502
Sherwin-Williams	576	160,589
Steel Dynamics	380	45,269
Vulcan Materials	323	68,980
Westlake	82	10,528
		2,205,612

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Real Estate — 2.3%
Alexandria Real Estate Equities ‡	418	$45,729
American Tower ‡	1,132	236,339
AvalonBay Communities ‡	346	59,837
Camden Property Trust ‡	263	23,738
CBRE Group, Cl A *	754	59,536
CoStar Group *	987	81,960
Crown Castle ‡	1,049	123,027
Digital Realty Trust ‡	735	102,003
Equinix ‡	228	185,822
Equity Residential ‡	912	51,838
Essex Property Trust ‡	154	32,873
Extra Space Storage ‡	512	66,647
Healthpeak Properties ‡	1,354	23,451
Invitation Homes ‡	1,399	46,671
Iron Mountain ‡	708	45,418
Mid-America Apartment Communities ‡	286	35,601
NET Lease Office Properties ‡ *	71	1,161
ProLogis ‡	2,247	258,248
Public Storage ‡	383	99,105
Realty Income ‡	1,723	92,973
SBA Communications, Cl A ‡	262	64,704
Simon Property Group ‡	786	98,164
Sun Communities ‡	303	39,190
UDR ‡	752	25,117
Ventas ‡	983	45,061
VICI Properties, Cl A ‡	2,468	73,769
Welltower ‡	1,261	112,355
Weyerhaeuser ‡	1,784	55,928
WP Carey ‡	519	32,303
		2,218,568
Utilities — 2.3%
Alliant Energy	620	31,353
Ameren	640	49,658
American Electric Power	1,253	99,676
American Water Works	472	62,229
Atmos Energy	362	41,199
Avangrid	193	5,958
CenterPoint Energy	1,548	43,762

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

	Shares	Value
COMMON STOCK — continued
Utilities — continued
CMS Energy	713	$40,470
Consolidated Edison	843	75,963
Constellation Energy	787	95,259
Dominion Energy	2,032	92,131
DTE Energy	504	52,471
Duke Energy	1,870	172,564
Edison International	935	62,636
Entergy	518	52,530
Evergy	562	28,684
Eversource Energy	854	50,736
Exelon	2,414	92,963
FirstEnergy	1,331	49,167
NextEra Energy	4,930	288,454
PG&E *	5,961	102,350
PPL	1,808	47,225
Public Service Enterprise Group	1,217	75,977
Sempra	1,531	111,564
Southern	2,638	187,245
WEC Energy Group	767	64,137
Xcel Energy	1,340	81,526
		2,157,887
TOTAL UNITED STATES		94,260,147
TOTAL COMMON STOCK (Cost $92,979,988)		94,542,209

EXCHANGE TRADED FUND — 0.2%
Vanguard S&P 500 ETF	395	165,663
TOTAL EXCHANGE TRADED FUND (Cost $164,226)		165,663
TOTAL INVESTMENTS — 99.9% (Cost $93,144,214)		$94,707,872

Percentages are based on Net Assets of $94,793,042.

*	Non-income producing security.
‡	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023

Global X Adaptive U.S. Risk Management ETF

As of November 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X U.S. 1-3 Month T-Bill ETF

Sector Weightings (Unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Face Amount	Value
U.S. TREASURY OBLIGATIONS — 103.2%
U.S. Cash Management Bill 5.380%, 01/18/24(A)	$8,790,000	$8,728,397
U.S. Treasury Bills
13.890%, 12/21/23(A)	3,470,000	3,459,852
12.533%, 12/12/23(A)	2,245,000	2,241,385
11.753%, 12/26/23(A)	4,210,000	4,194,569
5.407%, 12/07/23(A)	2,290,000	2,287,987
5.404%, 02/13/24(A)	2,000,000	1,978,427
5.394%, 01/25/24(A)	7,725,000	7,662,712
5.391%, 12/28/23(A)	5,430,000	5,408,481
5.384%, 12/19/23(A)	5,040,000	5,026,706
5.377%, 12/05/23(A)	3,655,000	3,652,859
5.360%, 02/06/24(A)	1,090,000	1,079,352
5.352%, 01/23/24(A)	7,150,000	7,094,605
5.344%, 01/11/24(A)	9,145,000	9,090,047
5.339%, 01/02/24(A)	6,785,000	6,753,155
5.328%, 01/09/24(A)	3,960,000	3,937,367
5.204%, 01/04/24(A)	4,196,000	4,175,115
5.192%, 01/16/24(A)	4,405,000	4,375,350
5.063%, 02/27/24(A)	2,250,000	2,221,221
4.843%, 02/22/24(A)	1,950,000	1,926,431
4.047%, 02/20/24(A)	750,000	741,162
3.009%, 02/29/24(A)	7,300,000	7,204,461
2.572%, 02/08/24(A)	350,000	346,488
1.883%, 01/30/24(A)	5,675,000	5,625,213
1.452%, 02/01/24(A)	7,100,000	7,035,771
0.120%, 02/15/24(A)	5,300,000	5,241,426
0.000%, 03/12/24(B)	2,500,000	2,462,848

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X U.S. 1-3 Month T-Bill ETF

	Face Amount	Value
U.S. TREASURY OBLIGATIONS — continued
0.000%, 03/26/24(B)	$2,500,000	$2,457,688
TOTAL U.S. TREASURY OBLIGATIONS (Cost $116,406,530)		116,409,075
TOTAL INVESTMENTS — 103.2% (Cost $116,406,530)		$116,409,075

Percentages are based on Net Assets of $112,759,714.

(A)	Interest rate represents the security’s effective yield at the time of purchase.
(B)	There is currently no stated interest rate.

As of November 30, 2023, all of the Fund’s investments were considered Level 2, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X U.S. Cash Flow Kings 100 ETF

Sector Weightings (Unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
COMMON STOCK — 99.7%
UNITED STATES — 99.7%
Communication Services — 3.2%
Fox, Cl A	1,008	$29,776
Liberty Media -Liberty SiriusXM *	1,346	36,329
Live Nation Entertainment *	392	33,014
Nexstar Media Group, Cl A	163	23,135
		122,254
Consumer Discretionary — 18.2%
Best Buy	572	40,578
Boyd Gaming	248	14,644
Carter’s	109	7,433
Crocs *	208	21,967
Dick’s Sporting Goods	219	28,492
DR Horton	644	82,219
eBay	1,176	48,228
Expedia Group *	489	66,592
Gap	1,716	34,440
H&R Block	422	19,167
Leggett & Platt	331	7,570
Lennar, Cl A	653	83,532
Nordstrom	1,244	19,431

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X U.S. Cash Flow Kings 100 ETF

	Shares	Value
COMMON STOCK — continued
Consumer Discretionary — continued
NVR *	6	$36,932
Polaris	121	9,979
PulteGroup	570	50,399
Steven Madden	204	7,736
Tapestry	568	17,988
Thor Industries	140	13,870
Toll Brothers	528	45,350
Williams-Sonoma	168	31,507
		688,054
Consumer Staples — 5.9%
Altria Group	1,719	72,267
Archer-Daniels-Midland	941	69,380
Kroger	1,613	71,407
Olaplex Holdings *	1,912	4,168
Seaboard	2	7,030
		224,252
Energy — 23.4%
Antero Resources *	322	7,609
APA	361	12,996
Cheniere Energy	451	82,150
Chesapeake Energy	178	14,295
Chevron	445	63,905
Chord Energy	73	11,836
ConocoPhillips	599	69,226
Coterra Energy	1,088	28,560
Diamondback Energy	227	35,051
EOG Resources	551	67,812
EQT	571	22,817
Exxon Mobil	632	64,932
HF Sinclair	319	16,741
Marathon Oil	910	23,141
Marathon Petroleum	479	71,462
Matador Resources	106	6,135
Murphy Oil	149	6,373
Occidental Petroleum	1,117	66,071
Ovintiv	293	12,992
Phillips 66	576	74,241

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X U.S. Cash Flow Kings 100 ETF

	Shares	Value
COMMON STOCK — continued
Energy — continued
Pioneer Natural Resources	193	$44,706
Range Resources	333	10,822
Southwestern Energy *	1,345	8,864
Valero Energy	515	64,560
		887,297
Health Care — 17.4%
AbbVie	492	70,056
Bristol-Myers Squibb	1,272	62,811
Cardinal Health	600	64,248
Cencora	350	71,179
CVS Health	1,054	71,619
DaVita *	308	31,250
Gilead Sciences	990	75,834
McKesson	180	84,701
Pfizer	2,195	66,882
United Therapeutics *	68	16,320
Viatris	4,671	42,880
		657,780
Industrials — 7.1%
Acuity Brands	79	14,162
Allison Transmission Holdings	225	12,033
Builders FirstSource *	536	71,883
CH Robinson Worldwide	435	35,692
Concentrix	144	13,535
Expeditors International of Washington	339	40,795
Fortune Brands Innovations	275	18,818
Genpact	323	10,969
Landstar System	69	11,913
MSC Industrial Direct, Cl A	139	13,541
Robert Half	204	16,724
TriNet Group *	85	9,854
		269,919
Information Technology — 9.8%
Cisco Systems	1,333	64,491
Dell Technologies, Cl C	1,079	81,864
Dropbox, Cl A *	720	20,290

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X U.S. Cash Flow Kings 100 ETF

	Shares	Value
COMMON STOCK — continued
Information Technology — continued
DXC Technology *	1,216	$28,126
F5 *	86	14,722
HP	2,366	69,418
NetApp	307	28,057
Skyworks Solutions	322	31,211
Synaptics *	82	8,302
Zoom Video Communications, Cl A *	363	24,622
		371,103
Materials — 14.1%
CF Industries Holdings	747	56,137
Cleveland-Cliffs *	1,680	28,829
Dow	1,388	71,829
LyondellBasell Industries, Cl A	718	68,282
Mosaic	1,010	36,249
Nucor	480	81,585
Olin	434	20,459
Reliance Steel & Aluminum	148	40,738
Scotts Miracle-Gro, Cl A	183	10,186
Steel Dynamics	683	81,366
Westlake	304	39,030
		534,690
Real Estate — 0.6%
EPR Properties ‡	233	10,396
Kilroy Realty ‡	371	12,236
		22,632
TOTAL UNITED STATES		3,777,981
TOTAL COMMON STOCK (Cost $3,668,969)		3,777,981
TOTAL INVESTMENTS — 99.7% (Cost $3,668,969)		$3,777,981

Percentages are based on Net Assets of $3,790,170.

*	Non-income producing security.
‡	Real Estate Investment Trust

As of November 30, 2023, all of the Fund’s investments were considered Level 1, in

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X U.S. Cash Flow Kings 100 ETF

accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Glossary (abbreviations used in preceding Schedule of Investments):

Fund Abbreviations

Cl — Class

CME — Chicago Mercantile Exchange

ETF — Exchange-Traded Fund

H15T5Y — U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year

REIT — Real Estate Investment Trust

TSFR3M — Term Secured Overnight Financing Rate 3-Month

Ser — Series

SOFR — Secured Overnight Financing Rate

US0003M — ICE LIBOR USD 3 Month

USD — U.S. Dollar

Statements of Assets and Liabilities

November 30, 2023

	Global X MLP ETF	Global X MLP & Energy Infrastructure ETF		Global X Alternative Income ETF		Global X Conscious Companies ETF
Assets:
Cost of Investments	$909,931,125	$752,695,569		$5,435,347		$525,301,866
Cost of Repurchase Agreement	—	10,840,049		1,237,833		—
Cost of Affiliated Investments	36,201,586	—		35,836,242		—
Investments, at Value	$1,494,916,858	$1,001,415,940	*	$6,985,949	*	$578,729,931
Repurchase Agreement, at Value	—	10,840,049		1,237,833		—
Affiliated Investments, at Value	66,588,960	—		27,798,456		—
Cash	1,854,701	1,095,924		68,511		368,702
Receivable for Investment Securities Sold	45,030,987	60,561,000		376,505		—
Prepaid Expenses	25,965	—		—		—
Dividend, Interest, and Securities Lending Income Receivable	105	1,222,192		11,442		837,318
Reclaim Receivable	—	252,171		—		—
Due from Broker	23,704	10,605		—		—
Total Assets	1,608,441,280	1,075,397,881		36,478,696		579,935,951
Liabilities:
Obligation to Return Securities Lending Collateral	—	14,148,680		1,615,648		—
Payable for Investment Securities Purchased	45,618,165	61,620,592		380,637		—
Current Tax Liability	5,966,805	—		—		—
Payable due to Investment Adviser	541,268	356,996		3,981		195,391
Custodian Fees Payable	2,051	308		2		58
Franchise Tax Payable	10,703	—		—		—
Due to Broker	93,270	63,048		6,525		—
Deferred Tax Liability	67,344,909	—		—		—
Total Liabilities	119,577,171	76,189,624		2,006,793		195,449
Net Assets	$1,488,864,109	$999,208,257		$34,471,903		$579,740,502
Net Assets Consist of:
Paid-in Capital	$1,394,906,312	$945,288,613		$43,272,673		$575,573,769
Total Distributable Earnings (Accumulated Losses)	93,957,797	53,919,644		(8,800,770)		4,166,733
Net Assets	$1,488,864,109	$999,208,257		$34,471,903		$579,740,502
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	32,308,637	22,207,506		3,120,000		18,180,000
Net Asset Value, Offering and Redemption Price Per Share	$46.08	$44.99		$11.05		$31.89

* Includes market value of securities on loan.	$—	$13,993,798		$1,582,240		$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

November 30, 2023

	Global X U.S. Preferred ETF		Global X S&P 500® Quality Dividend ETF	Global X Adaptive U.S. Factor ETF	Global X Variable Rate Preferred ETF
Assets:
Cost of Investments	$2,579,807,571		$50,676,115	$166,828,073	$223,871,603
Cost of Repurchase Agreement	32,236,607		—	—	—
Investments, at Value	$2,273,438,575	*	$48,099,394	$181,434,604	$220,886,329
Repurchase Agreement, at Value	32,236,607		—	—	—
Cash	519,780		36,016	109,630	438,539
Dividend, Interest, and Securities Lending Income Receivable	17,269,648		189,477	363,780	1,186,385
Receivable for Capital Shares Sold	15,464,522		—	—	—
Receivable for Investment Securities Sold	—		—	4,080,203	1,381,136
Reclaim Receivable	—		933	2,648	—
Due from Broker	4,725		—	—	—
Total Assets	2,338,933,857		48,325,820	185,990,865	223,892,389
Liabilities:
Obligation to Return Securities Lending Collateral	42,075,956		—	—	—
Payable for Investment Securities Purchased	18,763,429		—	—	148,378
Payable due to Investment Adviser	407,818		7,696	40,100	45,231
Payable for Capital Shares Redeemed	—		—	4,112,541	1,383,966
Custodian Fees Payable	8,210		12	—	1,951
Due to Broker	—		250	—	—
Total Liabilities	61,255,413		7,958	4,152,641	1,579,526
Net Assets	$2,277,678,444		$48,317,862	$181,838,224	$222,312,863
Net Assets Consist of:
Paid-in Capital	$2,941,314,191		$57,786,079	$197,556,448	$255,607,250
Total Accumulated Losses	(663,635,747)		(9,468,217)	(15,718,224)	(33,294,387)
Net Assets	$2,277,678,444		$48,317,862	$181,838,224	$222,312,863
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	119,090,000		1,560,002	5,290,002	9,610,000
Net Asset Value, Offering and Redemption Price Per Share	$19.13		$30.97	$34.37	$23.13
*Includes Market Value of Securities on Loan	$40,959,809		$—	$—	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

November 30, 2023

	Global X Adaptive U.S. Risk Management ETF	Global X 1-3 Month T-Bill ETF	Global X U.S. Cash Flow Kings 100 ETF
Assets:
Cost of Investments	$93,144,214	$116,406,530	$3,668,969
Investments, at Value	$94,707,872	$116,409,075	$3,777,981
Cash	1,420	15,251	2,324
Dividend, Interest, and Securities Lending Income Receivable	112,993	—	10,623
Reclaim Receivable	244	—	—
Receivable for Capital Shares Sold	—	1,506,838	—
Receivable for Investment Securities Sold	—	17,772,574	—
Total Assets	94,822,529	135,703,738	3,790,928
Liabilities:
Payable due to Investment Adviser	29,487	6,218	758
Payable for Investment Securities Purchased	—	22,937,806	—
Total Liabilities	29,487	22,944,024	758
Net Assets	$94,793,042	$112,759,714	$3,790,170
Net Assets Consist of:
Paid-in Capital	$105,059,444	$112,417,296	$3,689,025
Total Distributable Earnings (Accumulated Losses)	(10,266,402)	342,418	101,145
Net Assets	$94,793,042	$112,759,714	$3,790,170
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,320,000	4,490,000	140,000
Net Asset Value, Offering and Redemption Price Per Share	$28.55	$25.11	$27.07

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the year ended November 30, 2023

	Global X MLP ETF	Global X MLP & Energy Infrastructure ETF	Global X Alternative Income ETF	Global X Conscious Companies ETF
Investment Income:
Distributions from Master Limited Partnerships	$107,397,006	$—	$—	$—
Less: Return of Capital Distributions	(107,397,006)	—	—	—
Dividend Income	3,766,274	25,779,111	152,445	10,603,148
Dividend Income, from Affiliated Investments	60	—	1,600,047	—
Interest Income	380,799	52,835	3,376	29,849
Security Lending Income	—	92,618	8,510	—
Less: Foreign Taxes Withheld	—	(2,027,605)	—	(19,857)
Total Investment Income	4,147,133	23,896,959	1,764,378	10,613,140
Expenses:
Supervision and Administration Fees(1)	6,180,576	4,384,924	184,088	2,680,496
Custodian Fees(2)	60,024	15,350	210	57
Net Expenses	6,240,600	4,400,274	184,298	2,680,553
Net Investment Income (Loss), Before Taxes	(2,093,467)	19,496,685	1,580,080	7,932,587
Tax Benefit/(Expense)	454,553	—	—	—
Net Investment Income (Loss), Net of Taxes	(1,638,914)	19,496,685	1,580,080	7,932,587
Net Realized Gain (Loss) on:
Investments(3)	155,918,883	89,548,885	459,116	7,310,769
Affiliated Investments	(3,568,045)	—	(217,188)	—
Foreign Currency Transactions	—	(5,165)	—	—
Tax Benefit/(Expense)	(33,079,807)	—	—	—
Capital Gain Distribution from Affiliated Investments	—	—	17,544	—
Payment from Adviser(4)	—	—	134,224	—
Net Realized Gain (Loss)	119,271,031	89,543,720	393,696	7,310,769
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	97,131,527	(29,594,737)	(387,410)	37,219,381
Affiliated Investments	13,529,542	—	(202,772)	—
Tax Benefit/(Expense)	(24,027,743)	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	86,633,326	(29,594,737)	(590,182)	37,219,381
Net Realized and Unrealized Gain (Loss)	205,904,357	59,948,983	(196,486)	44,530,150
Net Increase in Net Assets Resulting from Operations	$204,265,443	$79,445,668	$1,383,594	$52,462,737

(1)	The Supervision and Administration fees includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(2)	See Note 2 in the Notes to Financial Statements.
(3)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)
(4)	See Note 3 in the Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the year ended November 30, 2023

	Global X U.S. Preferred ETF	Global X S&P 500® Quality Dividend ETF	Global X Adaptive U.S. Factor ETF	Global X Variable Rate Preferred ETF
Investment Income:
Dividend Income	$146,928,136	$2,044,155	$3,729,566	$17,745,048
Interest Income	515,120	1,468	—	64,397
Security Lending Income	772,193	—	—	—
Less: Foreign Taxes Withheld	(45,058)	(902)	(2,666)	—
Total Investment Income	148,170,391	2,044,721	3,726,900	17,809,445
Expenses:
Supervision and Administration Fees(1)	5,155,048	121,808	464,100	613,083
Custodian Fees(2)	49,530	928	6,764	8,105
Total Expenses	5,204,578	122,736	470,864	621,188
Net Investment Income	142,965,813	1,921,985	3,256,036	17,188,257
Net Realized Gain (Loss) on:
Investments(3)	(247,896,463)	2,146,424	9,554,707	(17,014,142)
Net Realized Gain (Loss)	(247,896,463)	2,146,424	9,554,707	(17,014,142)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	88,345,353	(5,404,794)	(628,064)	9,691,065
Net Change in Unrealized Appreciation (Depreciation)	88,345,353	(5,404,794)	(628,064)	9,691,065
Net Realized and Unrealized Gain (Loss)	(159,551,110)	(3,258,370)	8,926,643	(7,323,077)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(16,585,297)	$(1,336,385)	$12,182,679	$9,865,180

(1)	The Supervision and Administration fees includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(2)	See Note 2 in the Notes to Financial Statements.
(3)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the year/period ended November 30, 2023

	Global X Adaptive U.S. Risk Management ETF	Global X 1-3 Month T-Bill ETF(1)	Global X U.S. Cash Flow Kings 100 ETF(2)
Investment Income:
Dividend Income	$1,049,164	$—	$30,844
Interest Income	556,052	1,617,313	56
Less: Foreign Taxes Withheld	242	—	(135)
Total Investment Income	1,605,458	1,617,313	30,765
Expenses:
Supervision and Administration Fees(3)	301,537	20,830	2,892
Custodian Fees(4)	9,461	7,087	—
Total Expenses	310,998	27,917	2,892
Net Investment Income	1,294,460	1,589,396	27,873
Net Realized Gain (Loss) on:
Investments(5)	3,748,699	(5,740)	54,126
Net Realized Gain (Loss)	3,748,699	(5,740)	54,126
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,267,026)	2,545	109,012
Net Change in Unrealized Appreciation (Depreciation)	(3,267,026)	2,545	109,012
Net Realized and Unrealized Gain (Loss)	481,673	(3,195)	163,138
Net Increase in Net Assets Resulting from Operations	$1,776,133	$1,586,201	$191,011

(1)	The Fund commenced operations on June 20, 2023.
(2)	The Fund commenced operations on July 10, 2023.
(3)	The Supervision and Administration fees includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(4)	See Note 2 in the Notes to Financial Statements.
(5)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X MLP ETF		Global X MLP & Energy Infrastructure ETF
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2023	Year Ended November 30, 2022
Operations:
Net Investment Income (Loss)	$(1,638,914)	$(340,029)	$19,496,685	$17,261,565
Net Realized Gain (Loss)	119,271,031	100,398,974	89,543,720	41,652,165
Net Change in Unrealized Appreciation (Depreciation)	86,633,326	265,733,843	(29,594,737)	182,187,058
Net Increase in Net Assets Resulting from Operations	204,265,443	365,792,788	79,445,668	241,100,788
Distributions:	(106,518,075)	(90,450,291)	(47,511,225)	(32,598,692)
Return of Capital:	—	—	(7,533,664)	(17,688,775)
Capital Share Transactions:
Issued	147,213,966	492,823,248	128,027,131	280,463,476
Redeemed	(134,375,997)	(382,822,455)	(243,219,768)	(119,368,893)
Increase (Decrease) in Net Assets from Capital Share Transactions	12,837,969	110,000,793	(115,192,637)	161,094,583
Total Increase (Decrease) in Net Assets	110,585,337	385,343,290	(90,791,858)	351,907,904
Net Assets:
Beginning of Year	1,378,278,772	992,935,482	1,090,000,115	738,092,211
End of Year	$1,488,864,109	$1,378,278,772	$999,208,257	$1,090,000,115
Share Transactions:
Issued	3,430,000	12,070,000	3,100,000	6,950,000
Redeemed	(3,180,000)	(9,570,000)	(5,970,000)	(3,030,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	250,000	2,500,000	(2,870,000)	3,920,000

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Alternative Income ETF		Global X Conscious Companies ETF
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2023	Year Ended November 30, 2022
Operations:
Net Investment Income	$1,580,080	$1,835,738	$7,932,587	$6,934,885
Net Realized Gain (Loss)	393,696	834,115	7,310,769	941,166
Net Change in Unrealized Appreciation (Depreciation)	(590,182)	(5,206,398)	37,219,381	(69,340,214)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,383,594	(2,536,545)	52,462,737	(61,464,163)
Distributions:	(2,657,760)	(2,282,880)	(6,163,099)	(7,480,197)
Return of Capital:	—	(390,992)	—	—
Capital Share Transactions:
Issued	6,918,197	10,836,559	46,353,658	168,852,369
Redeemed	(8,388,501)	(4,330,515)	(186,645,529)	(80,939,741)
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,470,304)	6,506,044	(140,291,871)	87,912,628
Total Increase (Decrease) in Net Assets	(2,744,470)	1,295,627	(93,992,233)	18,968,268
Net Assets:
Beginning of Year	37,216,373	35,920,746	673,732,735	654,764,467
End of Year	$34,471,903	$37,216,373	$579,740,502	$673,732,735
Share Transactions:
Issued	610,000	890,000	1,580,000	5,560,000
Redeemed	(750,000)	(360,000)	(6,220,000)	(2,600,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(140,000)	530,000	(4,640,000)	2,960,000

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X U.S. Preferred ETF		Global X S&P 500® Quality Dividend ETF
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2023	Year Ended November 30, 2022
Operations:
Net Investment Income	$142,965,813	$121,824,169	$1,921,985	$1,524,648
Net Realized Gain (Loss)	(247,896,463)	(109,993,262)	2,146,424	(2,148,867)
Net Change in Unrealized Appreciation (Depreciation)	88,345,353	(365,525,726)	(5,404,794)	2,598,502
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,585,297)	(353,694,819)	(1,336,385)	1,974,283
Distributions:	(144,784,500)	(128,023,270)	(1,991,843)	(1,339,222)
Capital Share Transactions:
Issued	413,172,813	973,349,002	40,923,453	81,220,596
Redeemed	(188,585,867)	(735,191,810)	(50,433,467)	(30,314,988)
Increase (Decrease) in Net Assets from Capital Share Transactions	224,586,946	238,157,192	(9,510,014)	50,905,608
Total Increase (Decrease) in Net Assets	63,217,149	(243,560,897)	(12,838,242)	51,540,669
Net Assets:
Beginning of Year	2,214,461,295	2,458,022,192	61,156,104	9,615,435
End of Year	$2,277,678,444	$2,214,461,295	$48,317,862	$61,156,104
Share Transactions:
Issued	21,090,000	43,900,000	1,270,000	2,510,000
Redeemed	(9,980,000)	(33,430,000)	(1,550,000)	(980,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	11,110,000	10,470,000	(280,000)	1,530,000

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Adaptive U.S. Factor ETF		Global X Variable Rate Preferred ETF
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2023	Year Ended November 30, 2022
Operations:
Net Investment Income	$3,256,036	$3,448,177	$17,188,257	$10,961,676
Net Realized Gain (Loss)	9,554,707	8,344,020	(17,014,142)	(11,913,764)
Net Change in Unrealized Appreciation (Depreciation)	(628,064)	6,336,154	9,691,065	(10,345,581)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,182,679	18,128,351	9,865,180	(11,297,669)
Distributions:	(3,511,163)	(3,989,881)	(16,361,150)	(10,414,818)
Return of Capital:	(453,852)	(204,893)	—	(515,682)
Capital Share Transactions:
Issued	276,386,515	45,617,766	45,621,449	285,890,415
Redeemed	(281,299,409)	(53,025,393)	(102,201,448)	(67,490,783)
Increase (Decrease) in Net Assets from Capital Share Transactions	(4,912,894)	(7,407,627)	(56,579,999)	218,399,632
Total Increase (Decrease) in Net Assets	3,304,770	6,525,950	(63,075,969)	196,171,463
Net Assets:
Beginning of Year	178,533,454	172,007,504	285,388,832	89,217,369
End of Year	$181,838,224	$178,533,454	$222,312,863	$285,388,832
Share Transactions:
Issued	8,580,000	1,490,000	1,990,000	11,570,000
Redeemed	(8,830,000)	(1,710,000)	(4,500,000)	(2,720,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(250,000)	(220,000)	(2,510,000)	8,850,000

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Adaptive U.S. Risk Management ETF		Global X 1-3 Month T-Bill ETF
	Year Ended November 30, 2023	Year Ended November 30, 2022	Period Ended November 30, 2023(1)
Operations:
Net Investment Income	$1,294,460	$1,224,335	$1,589,396
Net Realized Gain (Loss)	3,748,699	(18,387,366)	(5,740)
Net Change in Unrealized Appreciation (Depreciation)	(3,267,026)	6,274,011	2,545
Net Increase (Decrease) in Net Assets Resulting from Operations	1,776,133	(10,889,020)	1,586,201
Distributions:	(1,310,795)	(1,002,824)	(1,251,315)
Capital Share Transactions:
Issued	28,468,281	24,618,907	155,811,245
Redeemed	(548,364)	(50,893,766)	(43,386,417)
Increase (Decrease) in Net Assets from Capital Share Transactions	27,919,917	(26,274,859)	112,424,828
Total Increase (Decrease) in Net Assets	28,385,255	(38,166,703)	112,759,714
Net Assets:
Beginning of Year/Period	66,407,787	104,574,490	—
End of Year/Period	$94,793,042	$66,407,787	$112,759,714
Share Transactions:
Issued	990,000	860,000	6,220,000
Redeemed	(20,000)	(2,010,000)	(1,730,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	970,000	(1,150,000)	4,490,000

(1)	The Fund commenced operations on June 20, 2023.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Global X U.S. Cash Flow Kings 100 ETF
Period Ended November 30, 2023(1)
Operations:
Net Investment Income	$27,873
Net Realized Gain (Loss)	54,126
Net Change in Unrealized Appreciation (Depreciation)	109,012
Net Increase in Net Assets Resulting from Operations	191,011
Distributions:	(17,340)
Capital Share Transactions:
Issued	4,144,105
Redeemed	(527,606)
Increase in Net Assets from Capital Share Transactions	3,616,499
Total Increase in Net Assets	3,790,170
Net Assets:
Beginning of Period	—
End of Period	$3,790,170
Share Transactions:
Issued	160,000
Redeemed	(20,000)

Net Increase in Shares Outstanding from Share Transactions	140,000

(1)	The Fund commenced operations on July 10, 2023.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Financial Highlights

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
Global X MLP ETF
2023	42.99	(0.07)	6.48	6.41	(3.32)	—	—
2022	33.59	(0.02)	12.44	12.42	(3.02)	—	—
2021	26.73	(0.06)	9.97	9.91	—	—	(3.05)
2020(1)	43.92	(0.26)	(13.13)	(13.39)	—	—	(3.80)
2019(1)	51.24	(0.24)	(2.76)	(3.00)	—	—	(4.32)
Global X MLP & Energy Infrastructure ETF
2023	43.47	0.83	3.02	3.85	(2.01)	—	(0.32)
2022	34.89	0.75	9.98	10.73	(1.39)	—	(0.76)
2021	26.59	0.42	9.97	10.39	(1.05)	—	(1.04)
2020(2)	33.45	0.71	(5.33)	(4.62)	(1.95)	—	(0.29)
2019(2)	36.39	1.14	(1.89)	(0.75)	(2.01)	—	(0.18)
Global X Alternative Income ETF
2023	11.42	0.48	(0.04)	0.44	(0.81)	—	—
2022	13.16	0.61	(1.45)	(0.84)	(0.77)	—	(0.13)
2021	11.51	0.49	2.05	2.54	(0.62)	—	(0.27)
2020	14.74	0.66	(2.64)	(1.98)	(0.98)	(0.15)	(0.12)
2019	14.52	0.94	0.44	1.38	(1.07)	(0.09)	—

*	Per share data calculated using average shares method.
**	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
***	Supplemental ratio, presented for the purpose of additional analysis.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡	The Before Net Deferred Tax Expense/(Benefit) expense ratios for the periods ending November 30, 2019, 2020, 2021, 2022 and 2023 was 0.46%, 0.45%, 0.45%, 0.45%, and 0.45%.
‡‡	Includes amount of tax benefit or expense associated with expenses. Including amount of tax benefit or expense associated for all components of the Statement of Operations, for the periods ending November 30, 2022 and 2023, the impact would be 2.29% and 4.16%.
#	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
^	Effective September 28, 2021, the fund’s fees were permanently lowered to 0.50%.
@	Effective for the fiscal year ended November 30, 2022, the Fund began presenting acquired fund fees borne by the Adviser as part of its unitary fee agreement (See Note 3 in Notes to Financial Statements) as a realized gain on the Statement of Operations as compared to a contra-expense as in prior fiscal years. If such amounts had been presented as a realized gain in the year ended November 30, 2021 (first year of this agreement), the ratio of Expenses to Average Net Assets would have been 0.70%.
(1)	Per share amounts have been adjusted for a 1 for 6 reverse stock split on April 28, 2020 (See Note 9 in the Notes to Financial Statements).
(2)	Per share amounts have been adjusted for a 1 for 3 reverse share split on April 28, 2020. (See Note 9 in Notes to Financial Statements.)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets, End of Period ($) (000)	Ratio of Expenses to Average Net Assets, Net of Tax Expense/ (Benefit) (%)		Tax Expense /(Benefit) (%)***		Ratio of Net Investment Income (Loss) to Average Net Assets, Net of Tax Expense/ (Benefit) (%)	Portfolio Turnover (%)††

(3.32)	46.08	15.79	1,488,864	0.42	‡	(0.03	)‡‡	(0.15)	42.36
(3.02)	42.99	37.69	1,378,279	0.44	‡	(0.01	)‡‡	(0.04)	47.13
(3.05)	33.59	37.49	992,935	0.43	‡	(0.02)		(0.19)	33.79
(3.80)	26.73	(30.51)	687,577	0.46	‡	0.46		(0.85)	33.78
(4.32)	43.92	(6.54)	947,045	0.46	‡	—		(0.46)	55.65

(2.33)	44.99	9.42	999,208	0.45		—		2.00	24.32
(2.15)	43.47	31.26	1,090,000	0.45		—		1.85	23.48
(2.09)	34.89	39.64	738,092	0.45		—		1.25	16.88
(2.24)	26.59	(13.34)	538,344	0.45		—		2.66	35.86
(2.19)	33.45	(2.34)	612,300	0.45		—		3.03	36.57

(0.81)	11.05	4.01	34,472	0.50		—		4.29	14.38
(0.90)	11.42	(6.64)	37,216	0.50	#	—		5.03	18.10
(0.89)	13.16	22.52	35,921	0.63	#@^	—		3.77	86.85
(1.25)	11.51	(13.13)	19,573	0.75	#	—		5.61	52.78
(1.16)	14.74	9.89	28,012	0.75	#	—		6.39	18.16

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
Global X Conscious Companies ETF
2023	29.52	0.38	2.27	2.65	(0.28)	—	—
2022	32.97	0.31	(3.40)	(3.09)	(0.36)	—	—
2021	26.46	0.31	6.49	6.80	(0.29)	—	—
2020	23.10	0.33	3.32	3.65	(0.27)	(0.02)	—
2019	20.55	0.37	2.68	3.05	(0.50)	—	—
Global X U.S. Preferred ETF
2023	20.51	1.24	(1.36)	(0.12)	(1.26)	—	—
2022	25.21	1.23	(4.64)	(3.41)	(1.29)	—	—
2021	25.36	1.28	(0.12)	1.16	(1.31)	—	—
2020	24.79	1.33	0.58	1.91	(1.34)	—	—
2019	22.97	1.36	1.83	3.19	(1.37)	—	—
Global X S&P 500® Quality Dividend ETF
2023	33.24	0.99	(2.23)	(1.24)	(1.03)	—	—
2022	31.02	1.03	2.10	3.13	(0.91)	—	—
2021	25.20	0.78	5.84	6.62	(0.80)	—	—
2020	26.51	0.75	(1.24)	(0.49)	(0.82)	—	—	***
2019	24.60	0.75	1.89	2.64	(0.73)	—	—

*	Per share data calculated using average shares method.
**	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
***	Amount is less than $0.005.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
‡	Effective April 1, 2019, the Fund’s fees were permanently lowered to 0.20%. Prior to April 1, 2019, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.31% for the year ended November 30, 2019.
^^	Effective April 1, 2020, until April 1, 2021, the ratio of Expenses to Average Net Assets included the effect of a waiver. If these offsets were excluded, the ratio would have been 0.23%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets, End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)††

(0.28)	31.89	9.05	579,741	0.43		1.27	27.74
(0.36)	29.52	(9.45)	673,733	0.43		1.06	31.92
(0.29)	32.97	25.84	654,764	0.43		1.00	22.92
(0.29)	26.46	16.01	403,499	0.43		1.45	48.73
(0.50)	23.10	15.35	85,459	0.43		1.73	34.97

(1.26)	19.13	(0.51)	2,277,678	0.23		6.38	36.65
(1.29)	20.51	(13.82)	2,214,461	0.23		5.51	33.20
(1.31)	25.21	4.61	2,458,022	0.23	^^	4.99	47.89
(1.34)	25.36	8.13	868,550	0.23	^^	5.49	39.14
(1.37)	24.79	14.25	585,150	0.24		5.57	32.93

(1.03)	30.97	(3.71)	48,318	0.20		3.16	78.89
(0.91)	33.24	10.25	61,156	0.20		3.24	78.73
(0.80)	31.02	26.45	9,615	0.20		2.60	70.66
(0.82)	25.20	(1.47)	6,300	0.20		3.27	93.40
(0.73)	26.51	11.01	9,278	0.28	‡	2.99	49.18

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
Global X Adaptive U.S. Factor ETF
2023	32.23	0.59	2.28	2.87	(0.65)	—	(0.08)
2022	29.86	0.62	2.50	3.12	(0.71)	—	(0.04)
2021	24.91	0.61	5.09	5.70	(0.70)	—	(0.05)
2020	25.79	0.63	(0.67)	(0.04)	(0.70)	(0.05)	(0.09)
2019	24.39	0.89	1.53	2.42	(1.02)	— ***	—
Global X Variable Rate Preferred ETF
2023	23.55	1.60	(0.49)	1.11	(1.53)	—	—
2022	27.28	1.45	(3.70)	(2.25)	(1.39)	(0.02)	(0.07)
2021	26.97	1.40	0.37	1.77	(1.29)	(0.02)	(0.15)
2020(1)	24.85	0.61	2.00	2.61	(0.49)	—	—
Global X Adaptive U.S. Risk Management ETF
2023	28.26	0.47	0.34	0.81	(0.52)	—	—
2022	29.88	0.40	(1.71)	(1.31)	(0.31)	—	—
2021(2)	24.95	0.25	4.77	5.02	(0.09)	—	—

*	Per share data calculated using average shares method.
**	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
***	Amount is less than $0.005.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1)	The Fund commenced operations on June 22, 2020.
(2)	The Fund commenced operations on January 12, 2021.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets, End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover (%)††

(0.73)	34.37	9.13	181,838	0.27		1.89		234.57
(0.75)	32.23	10.61	178,533	0.27		2.03		115.74
(0.75)	29.86	23.01	172,008	0.27		2.09		96.21
(0.84)	24.91	0.14	144,484	0.27		2.78		159.91
(1.02)	25.79	10.27	189,564	0.27		3.63		112.43

(1.53)	23.13	5.01	222,313	0.25		7.01		81.87
(1.48)	23.55	(8.40)	285,389	0.25		5.93		74.41
(1.46)	27.28	6.60	89,217	0.25		5.01		26.17
(0.49)	26.97	10.59	1,349	0.25	†	5.38	†	10.96

(0.52)	28.55	2.92	94,793	0.40		1.67		574.56
(0.31)	28.26	(4.28)	66,408	0.39		1.49		1481.94
(0.09)	29.88	20.13	104,574	0.39	†	1.01	†	30.10

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
Global X 1-3 Month T-Bill ETF
2023(1)	24.99	0.60	(0.02)	0.58	(0.46)	—	—
Global X U.S. Cash Flow Kings 100 ETF
2023(2)	25.58	0.25	1.40	1.65	(0.16)	—	—

*	Per share data calculated using average shares method.
**	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
(1)	The Fund commenced operations on June 20, 2023.
(2)	The Fund commenced operations on July 10, 2023.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets, End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover (%)††

(0.46)	25.11	2.36	112,760	0.09	†	5.34	†	0.00

(0.16)	27.07	6.46	3,790	0.25	†	2.41	†	14.76

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

November 30, 2023

1. ORGANIZATION

The Global X Funds (the “Trust”) is a Delaware statutory trust formed on March 6, 2008. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. As of November 30, 2023, the Trust had one hundred and thirteen portfolios, one hundred and nine of which were operational. The financial statements herein and the related notes pertain to the Global X MLP ETF, Global X MLP & Energy Infrastructure ETF, Global X Alternative Income ETF (formerly, Global X SuperDividend® Alternatives ETF), Global X Conscious Companies ETF, Global X U.S. Preferred ETF, Global X S&P 500® Quality Dividend ETF, Global X Adaptive U.S. Factor ETF, Global X Variable Rate Preferred ETF, Global X Adaptive U.S. Risk Management ETF, Global X 1-3 Month T-Bill ETF and Global X U.S. Cash Flow Kings 100 ETF (each a “Fund” and collectively, the “Funds”). Each Fund, other than the Global X Alternative Income ETF, Global X Conscious Companies ETF and Global X U.S. Preferred ETF, has elected non-diversified status under the 1940 Act.

The Global X 1-3 Month T-Bill ETF commenced operations on June 20, 2023.

The Global X U.S. Cash Flow Kings 100 ETF commenced operations on July 10, 2023.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds:

USE OF ESTIMATES – The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could materially differ from those estimates.

RETURN OF CAPITAL ESTIMATES – Distributions received by the Funds from underlying master limited partnership (“MLP”) and real estate investment trust (“REIT”) investments generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from the MLPs, REITs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

Notes to Financial Statements (Continued)

November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

MLPs – Certain Funds may invest in MLPs. MLPs are publicly-traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity-level taxation. To qualify as an MLP, and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities, such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units.

Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent mean between the quoted bid and asked prices, which approximates fair value (absent both bid and asked prices on such exchange, the bid price may be used).

Notes to Financial Statements (Continued)

November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currencies and converted to U.S. dollars using currencies exchange rates as of the reporting date. The exchange rates used by the Trust for valuation are captured as of the New York or London close each day.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by Global X Management Company LLC, the Funds’ investment adviser (the “Adviser”), and approved by the Board of Trustees (the “Board”) of the Trust. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from its primary trading exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, each Fund may fair value a security if an event that may materially affect the value of a Fund’s security that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that each Fund calculates its net asset value (“NAV”). A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate their NAVs, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration all relevant information reasonably available to the Committee. As of November 30, 2023, there were no securities priced using the Fair Value Procedures.

If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less will be valued at their market value. Prices for most securities held by the Funds are provided

Notes to Financial Statements (Continued)

November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments and fair value of investments for which the Funds have the ability to fully redeem tranches at NAV as of the measurement date or within the near term, and short-term investments valued at amortized cost); and

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, and fair value of investments for which the Funds do not have the ability to fully redeem tranches at NAV as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, reference the Schedule of Investments.

The unobservable inputs used to determine fair value of Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Notes to Financial Statements (Continued)

November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

DUE TO/FROM BROKERS – Due to/from brokers includes cash and collateral balances with the Funds’ clearing brokers or counterparties as of November 30, 2023. The Funds continuously monitor the credit standing of each broker or counterparty with whom they conduct business. In the event a broker or counterparty is unable to fulfill its obligations, the Funds would be subject to counterparty credit risk.

REPURCHASE AGREEMENTS – Securities pledged as collateral for repurchase agreements by BNP Paribas are held by Brown Brothers Harriman & Co. (“BBH”) or the Bank of New York Mellon (“BNY Mellon”), as appropriate, in their roles as Custodian to respective Funds (each, a “Custodian” and together, the “Custodians”) and are designated as being held on each Fund’s behalf by the Custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest.

It is the Funds’ policy to only enter into repurchase agreements with banks and other financial institutions which are deemed by the Adviser to be creditworthy. The Funds bear the risk of loss in the event that the counterparty to a repurchase agreement defaults on its obligations, and the Funds are prevented from exercising their rights to dispose of the underlying securities received as collateral. For financial statement purposes, the Funds record the securities lending collateral (included in repurchase agreements, at value or restricted cash) as an asset and the obligation to return securities lending collateral as a liability on the Statements of Assets and Liabilities.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty, and create one single net payment due to or from the Funds.

FEDERAL INCOME TAXES – It is each Fund’s intention, except for Global X MLP ETF, to qualify, or to continue to qualify, as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Code. Accordingly, no provisions for Federal income taxes have been made in the financial statements, except for Global X MLP ETF as described below.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax positions in the current period; however, Management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on

Notes to Financial Statements (Continued)

November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), and on-going analysis of and changes to tax laws and regulations, and interpretations thereof. If a Fund has foreign tax filings that have not been made, the tax years that remain subject to examination may date back to the inception of the Fund.

As of and during the reporting period ended November 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense on the Statements of Operations. During the reporting period, the Funds did not incur any interest or penalties. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Global X MLP ETF is taxed as a C-corporation for Federal income tax purposes and as such is obligated to pay Federal and applicable state corporate income tax. Currently, the Federal income tax rate for a corporation is 21%. This differs from most investment companies, which elect to be treated as “regulated investment companies” under Subchapter M of the Code in order to avoid paying entity level income taxes. Under current law, Global X MLP ETF is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, Global X MLP ETF will be obligated to pay applicable Federal and state corporate income taxes on its taxable income as opposed to most other investment companies, which are not so obligated. Global X MLP ETF expects that a portion of the distributions that are received from MLPs may be treated as a tax-deferred return of capital, thus reducing Global X MLP ETF’s current tax liability. However, the amount of taxes currently paid by Global X MLP ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes have the potential to reduce an investor’s return from an investment in Global X MLP ETF.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date. Amortization of premiums and accretion of discounts is included in interest income.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized

Notes to Financial Statements (Continued)

November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions and translations represent net foreign exchange gains or losses from foreign currency spot contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – The Funds distribute their net investment income on a pro rata basis. Any net investment income and net realized capital gains are distributed at least annually. All distributions are recorded on the ex-dividend date.

Cash distributions from MLPs to Global X MLP ETF that exceed the Global X MLP ETF’s allocable share of such MLP’s net taxable income are considered tax-deferred return of capital that will reduce Global X MLP ETF’s adjusted tax basis in the equity securities of the MLP. These reductions in Global X MLP ETF’s adjusted tax basis in MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by Global X MLP ETF on a subsequent sale of the securities. Global X MLP ETF will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, Global X MLP ETF may be liable for previously deferred taxes. Global X MLP ETF will rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining Global X MLP ETF’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to Global X MLP ETF’s deferred tax liabilities as new information becomes available. Global X MLP ETF will generally compute deferred income taxes based on the Federal income tax rate applicable to corporations and an estimated rate attributable to state taxes.

INVESTMENTS IN REITs – With respect to the Funds, dividend income is recorded based on the income included in distributions received from REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Notes to Financial Statements (Continued)

November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Global X Alternative Income ETF’s dividend income includes reclassifications of prior year and current year dividend income to return of capital/realized gain to align those income amounts to the character of those distributions. Those reclassifications exceeded current year dividend income resulting in a negative dividend income for the current fiscal year.

CASH OVERDRAFT CHARGES – Per the terms of an agreement with BBH, if a Fund for which BBH is Custodian has a cash overdraft on a given day, it will be assessed an overdraft charge equal to the applicable BBH Base Rate plus 2.00%. Per the terms of an agreement with BNY Mellon, if a Fund for which BNY Mellon is Custodian has a cash overdraft, it will be charged interest at a rate then charged by BNY Mellon to its institutional custody clients in the relevant currency. Cash overdraft charges are included in custodian fees on the Statements of Operations.

CREATION UNITS – The Funds issue and redeem their shares (“Shares”) on a continuous basis at NAV and only in large blocks of 10,000 Shares, referred to as “Creation Units”. Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day.

An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee per transaction to the Fund’s Custodian, on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, an additional variable fee may be charged. The following table discloses the Creation Unit breakdown:

	Creation Unit Shares	Creation Fee	Value at November 30, 2023	Redemption Fee
Global X MLP ETF	10,000	$100	$460,800	$100
Global X MLP & Energy Infrastructure ETF	10,000	250	449,900	250
Global X Alternative Income ETF	10,000	250	110,500	250
Global X Conscious Companies ETF	10,000	600	318,900	600
Global X U.S. Preferred ETF	10,000	650	191,300	650
Global X S&P 500® Quality Dividend ETF	10,000	300	309,700	300
Global X Adaptive U.S. Factor ETF	10,000	600	343,700	600
Global X Variable Rate Preferred ETF	10,000	250	231,300	250
Global X Adaptive U.S. Risk Management ETF	10,000	1,300	285,500	1,300
Global X 1-3 Month T-Bill ETF	10,000	250	251,100	250
Global X U.S. Cash Flow Kings 100 ETF	10,000	250	270,700	250

Notes to Financial Statements (Continued)

November 30, 2023

3. RELATED PARTY AND SERVICE PROVIDER TRANSACTIONS

On July 2, 2018, the Adviser consummated a transaction pursuant to which it became an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae”). In this manner, the Adviser is ultimately controlled by Mirae.

The Adviser serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters and provides or causes to be furnished all supervisory, administrative and other services reasonably necessary for the operation of the Funds, including certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment advisory services (provided pursuant to a separate investment advisory agreement), under what is essentially an “all-in” fee structure.

For the Adviser’s services to the Funds, under a supervision and administration agreement (the “Supervision and Administration Agreement”), each Fund pays a monthly fee to the Adviser at the annual rate below (stated as a percentage of the average daily net assets of the respective Fund) (“Supervision and Administration Fee”). In addition, the Funds bear other expenses, directly and indirectly, that are not covered by the Supervision and Administration Agreement, which may vary and affect the total expense ratios of the Funds, such as taxes, brokerage fees, commissions, certain custodian fees, acquired fund fees and expenses (except for the Global X Alternative Income ETF, Global X U.S. Preferred ETF, Global X Variable Rate Preferred ETF and Global X Adaptive U.S. Risk Management ETF with respect to investments in affiliated investment companies), and other transaction expenses, interest expenses and extraordinary expenses (such as litigation and indemnification expenses).

The Supervision and Administration Agreement for the Global X Alternative Income ETF, Global X U.S. Preferred ETF, Global X Variable Rate Preferred ETF and Global X Adaptive U.S. Risk Management ETF provides that the Adviser also bears the costs for acquired fund fees and expenses generated by investments by the Fund in affiliated investment companies. For the year ended November 30, 2023, the Adviser paid acquired fund fees and expenses of $134,225 and made such reimbursement payments to the Global X Alternative Income ETF on a monthly basis.

Notes to Financial Statements (Continued)

November 30, 2023

3. RELATED PARTY AND SERVICE PROVIDER TRANSACTIONS (continued)

The following table discloses the supervision and administration fees payable pursuant to the Supervision and Administration Agreement:

Supervision and Administration Fee
Global X MLP ETF	0.45%
Global X MLP & Energy Infrastructure ETF	0.45%
Global X Alternative Income ETF	0.50%
Global X Conscious Companies ETF	0.43%
Global X U.S. Preferred ETF	0.23%
Global X S&P 500® Quality Dividend ETF	0.20%
Global X Adaptive U.S. Factor ETF	0.27%
Global X Variable Rate Preferred ETF	0.25%
Global X Adaptive U.S. Risk Management ETF	0.39%
Global X 1-3 Month T-Bill ETF	0.07%
Global X U.S. Cash Flow Kings 100 ETF	0.25%

SEI Investments Global Funds Services (“SEIGFS”) serves as sub-administrator to the Funds. As sub-administrator, SEIGFS provides the Funds with required general administrative services, including, without limitation: office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and assistance with the preparation and filing of reports, registration statements, proxy statements and other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, SEIGFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser.

SEI Investments Distribution Co. (“SIDCO”) serves as the Funds’ underwriter and distributor of Creation Units pursuant to a distribution agreement (the “Distribution Agreement”). SIDCO has no obligation to sell any specific quantity of Shares.

SIDCO bears the following costs and expenses relating to the distribution of Shares: (1) the costs of processing and maintaining records of creations of Creation Units; (2) all costs of maintaining the records required of a registered broker/dealer; (3) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (4) filing fees; and (5) all other expenses incurred in connection with the distribution services as contemplated

Notes to Financial Statements (Continued)

November 30, 2023

3. RELATED PARTY AND SERVICE PROVIDER TRANSACTIONS (continued)

in the Distribution Agreement. SIDCO receives no fee from the Funds for its distribution services under the Distribution Agreement; rather, the Adviser compensates SIDCO for certain expenses, out-of-pocket costs, and transaction fees.

For all Funds other than the Global X 1-3 Month T-Bill ETF and Global X U.S. Cash Flow Kings 100 ETF, BBH serves as the Custodian and transfer agent of the Funds’ assets. As Custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of the Funds; (2) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments; (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Funds concerning the Funds’ operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As transfer agent, BBH has agreed to (1) issue and redeem Shares of each Fund; (2) make dividend and other distributions to shareholders of each Fund; (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Funds. As compensation for these services, BBH receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

BNY Mellon serves as custodian and transfer agent to the Trust on behalf of the Global X 1-3 Month T-Bill ETF and Global X U.S. Cash Flow Kings 100 ETF. As custodian, BNY Mellon may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust on behalf of the Funds. Under its transfer agency agreement with the Trust, BNY Mellon has undertaken with the Trust to provide the following services with respect to the Funds for which it serves as Transfer Agent: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Funds, as applicable, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

4. INVESTMENT TRANSACTIONS

For the period ended November 30, 2023, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government, and short-term securities were:

Notes to Financial Statements (Continued)

November 30, 2023

4. INVESTMENT TRANSACTIONS (continued)

	Purchases	Sales and Maturities
Global X MLP ETF	$592,792,023	$840,182,075
Global X MLP & Energy Infrastructure ETF	237,479,386	333,412,707
Global X Alternative Income ETF	5,280,556	6,854,368
Global X Conscious Companies ETF	176,726,802	174,107,066
Global X U.S. Preferred ETF	824,005,685	821,408,620
Global X S&P 500® Quality Dividend ETF	48,125,508	48,367,032
Global X Adaptive U.S. Factor ETF	407,648,873	405,484,455
Global X Variable Rate Preferred ETF	202,894,176	200,420,674
Global X Adaptive U.S. Risk Management ETF	449,514,690	444,925,268
Global X 1-3 Month T-Bill ETF	139,458,163	89,884,482
Global X U.S. Cash Flow Kings 100 ETF	513,751	468,821

For the period ended November 30, 2023, in-kind transactions associated with creations and redemptions were:

2023	Purchases	Sales	Realized Gain/(Loss)
Global X MLP ETF	$149,809,369	$—	$—
Global X MLP & Energy Infrastructure ETF	127,022,791	176,551,338	45,109,823
Global X Alternative Income ETF	6,784,502	7,608,611	313,933
Global X Conscious Companies ETF	46,071,427	186,777,986	39,365,653
Global X U.S. Preferred ETF	404,361,219	186,610,058	4,327,024
Global X S&P 500® Quality Dividend ETF	40,977,005	50,388,136	4,370,894
Global X Adaptive U.S. Factor ETF	274,266,880	281,649,066	30,236,463
Global X Variable Rate Preferred ETF	43,303,204	101,693,085	2,619,560
Global X Adaptive U.S. Risk Management ETF	23,789,286	540,937	16,034
Global X 1-3 Month T-Bill ETF	148,171,847	43,370,624	(7,532)
Global X U.S. Cash Flow Kings 100 ETF	4,095,467	525,521	72,526

During the period ended November 30, 2023, there were no purchases or sales of long-term U.S. Government securities by the Funds.

5. TAX INFORMATION

Global X MLP ETF recognizes interest and penalties, if any, related to unrecognized tax benefits within the income tax expense line in the accompanying Statement of Operations. Accrued interest and penalties, if any, are included within the related tax liability line in the Statement of Assets and Liabilities. For the year ended November 30, 2023, Global X MLP ETF did not incur any interest or penalties.

Since Global X MLP ETF will be subject to taxation on its taxable income, the NAV of Global X MLP ETF shares will also be reduced by the accrual of any current and deferred tax liabilities.

Notes to Financial Statements (Continued)
November 30, 2023

5. TAX INFORMATION (continued)

Global X MLP ETF’s income tax expense/(benefit) consists of the following for the year ended November 30, 2023:

	Current MLP	Deferred MLP	Total MLP
Federal	$5,260,531	$46,658,187	$51,918,718
State	706,274	4,028,005	4,734,279
Valuation allowance	—	—	—
Total tax expense (benefit)	$5,966,805	$50,686,192	$56,652,997

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Global X MLP ETF’s deferred tax assets and liabilities are as follows for the year ended November 30, 2023:

MLP
Deferred tax assets:
State Net Operating Loss Carryforward	$106,254
Capital Loss Carryforward	26,901,843
Other	1,206,052
Less Variation Allowance	—

Deferred tax liabilities:
Net unrealized gain on investment securities	(60,186,881)
Book vs tax partnership income to be recognized	(35,372,177)
Net Deferred Tax Asset/(Liability)	$(67,344,909)

Global X MLP ETF reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Global X MLP ETF are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by Global X MLP ETF in those years.

Global X MLP ETF has estimated capital loss carryforwards for Federal income tax purposes as follows:

	Year Ended	Amount	Expiration
Global X MLP ETF	11/30/2020	$84,959,470	11/30/2025
	11/30/2021	37,432,903	11/30/2026

Based upon Global X MLP ETF’s assessment, it has been determined that it is more likely than not that Global X MLP ETF’s deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for Global X MLP ETF’s deferred tax assets. Global X MLP ETF will

Notes to Financial Statements (Continued)
November 30, 2023

5. TAX INFORMATION (continued)

continue to assess the need for a valuation allowance in the future. Significant increases or declines in the fair value of its portfolio of investments may change Global X MLP ETF’s assessment of the recoverability of these assets and may result in the recording or removal of a valuation allowance against all or a portion of the Global X MLP ETF’s gross deferred tax assets.

Total income tax expense/benefit (current and deferred) during the year ended November 30, 2023, differs from the amount computed by applying the Federal statutory income tax rate of 21% for Global X MLP ETF to net investment and realized and unrealized gain/ (losses) on investment before taxes as follows: For the year ended November 30, 2023:

	MLP
Income tax (benefit) at statutory rate	$54,792,872	21.00%
State income taxes (net of federal benefit)	2,557,001	0.98%
Permanent differences, net	(253,327)	-0.10%
Effect of state tax rate change	(443,549)	-0.17%
Net income tax expense/(benefit)	$56,652,997	21.71%

Global X MLP ETF recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed Global X MLP ETF’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since the inception of Global X MLP ETF. No U.S. Federal or state income tax returns are currently under examination. The tax years ended November 30, 2022, 2021, and 2020 remain subject to examination by tax authorities in the United States. Due to the nature of Global X MLP ETF’s investments, Global X MLP ETF may be required to file income tax returns in several states. Global X MLP ETF is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of Global X MLP ETF’s investments, Global X MLP ETF may be required to file franchise state tax returns in several states.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed

Notes to Financial Statements (Continued)
November 30, 2023

5. TAX INFORMATION (continued)

net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise. The permanent differences primarily consist of REIT adjustments, reclassification of distributions, investments in publically traded partnerships, PFIC gain reclassifications, and preferred stock adjustments. The permanent differences that are credited or charged to paid-in capital and distributable earnings are primarily related to redemptions in kind and return of capital distributions.

These differences have been reclassified to/from the following accounts during the fiscal year ended November 30, 2023:

Global X Funds	Paid-in Capital	Total Distributable Earnings (Accumulated Losses)
Global X MLP & Energy Infrastructure ETF	$26,970,599	$(26,970,599)
Global X Alternative Income ETF	(538,569)	538,569
Global X Conscious Companies ETF	38,366,553	(38,366,553)
Global X U.S. Preferred ETF	7,475,831	(7,475,831)
Global X S&P 500® Quality Dividend ETF	4,289,697	(4,289,697)
Global X Adaptive U.S. Factor ETF	29,840,428	(29,840,428)
Global X Variable Rate Preferred ETF	2,687,875	(2,687,875)
Global X Adaptive U.S. Risk Management ETF	(3,752,630)	3,752,630
Global X 1-3 Month T-Bill ETF	(7,532)	7,532
Global X U.S. Cash Flow Kings 100 ETF	72,526	(72,526)

The tax character of dividends and distributions declared during the years or periods ended November 30, 2023 and November 30, 2022 were as follows:

Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Global X MLP ETF
2023	$106,518,075	$–	$–	$106,518,075
2022	90,450,291	–	–	90,450,291
Global X MLP & Energy Infrastructure ETF
2023	$47,511,225	$–	$7,533,664	$55,044,889
2022	32,598,692	–	17,688,775	50,287,467
Global X Alternative Income ETF
2023	$2,657,760	$–	$–	$2,657,760
2022	2,282,880	–	390,992	2,673,872
Global X Conscious Companies ETF
2023	$6,163,099	$–	$–	$6,163,099
2022	7,480,197	–	–	7,480,197
Global X U.S. Preferred ETF
2023	$144,784,500	$–	$–	$144,784,500
2022	128,023,270	–	–	128,023,270

Notes to Financial Statements (Continued)
November 30, 2023

5. TAX INFORMATION (continued)

Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Global X S&P 500® Quality Dividend ETF
2023	$1,991,843	$–	$–	$1,991,843
2022	1,339,222	–	–	1,339,222
Global X Adaptive U.S. Factor ETF
2023	$3,511,163	$–	$453,852	$3,965,015
2022	3,989,881	–	204,893	4,194,774
Global X Variable Rate Preferred ETF
2023	$16,361,150	$–	$–	$16,361,150
2022	10,395,351	19,467	515,682	10,930,500
Global X Adaptive U.S. Risk Management ETF
2023	$1,310,795	$–	$–	$1,310,795
2022	997,056	5,768	–	1,002,824
Global X 1-3 Month T-Bill ETF
2023	$1,251,315	$–	$–	$1,251,315
Global X U.S. Cash Flow Kings 100 ETF
2023	$17,340	$–	$–	$17,340

As of November 30, 2023, the components of tax basis distributable earnings (accumulated losses) were as follows:

	Global X Funds
	Global X MLP & Energy Infrastructure ETF	Global X Alternative Income ETF
Undistributed Ordinary Income	$–	$126,128
Capital Loss Carryforwards	(137,747,647)	(1,722,291)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	191,667,293	(7,204,615)
Other Temporary Differences	(2)	8
Total Distributable Earnings (Accumulated Losses)	$53,919,644	$(8,800,770)

	Global X Funds
	Global X Conscious Companies ETF	Global X U.S. Preferred ETF	Global X S&P 500® Quality Dividend ETF
Undistributed Ordinary Income	$3,909,246	$1,494,254	$135,793
Capital Loss Carryforwards	(50,640,701)	(318,462,730)	(6,922,184)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	50,898,190	(346,668,054)	(2,681,825)
Other Temporary Differences	(2)	783	(1)
Total Distributable Earnings (Accumulated Losses)	$4,166,733	$(663,635,747)	$(9,468,217)

Notes to Financial Statements (Continued)
November 30, 2023

5. TAX INFORMATION (continued)

	Global X Funds
	Global X Adaptive U.S. Factor ETF	Global X Variable Rate Preferred ETF	Global X Adaptive U.S. Risk Management ETF
Undistributed Ordinary Income	$–	$1,015,498	$656,698
Capital Loss Carryforwards	(29,417,493)	(27,455,624)	(12,486,755)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	13,699,270	(7,921,537)	1,563,657
Other Temporary Differences	(1)	1,067,276	(2)
Total Accumulated Losses	$(15,718,224)	$(33,294,387)	$(10,266,402)

	Global X Funds
	Global X 1-3 Month T-Bill ETF	Global X U.S. Cash Flow Kings 100 ETF
Undistributed Ordinary Income	$339,872	$10,563
Capital Loss Carryforwards	–	(5,640)
Unrealized Appreciation on Investments and Foreign Currency	2,545	96,221
Other Temporary Differences	1	1
Total Distributable Earnings	$342,418	$101,145

For taxable years beginning after December 22, 2010, a registered investment company is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Losses carried forward under these provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Global X MLP & Energy Infrastructure ETF	$26,150,257	$111,597,390	$137,747,647
Global X Alternative Income ETF	281,145	1,441,146	1,722,291
Global X Conscious Companies ETF	14,636,796	36,003,905	50,640,701
Global X U.S. Preferred ETF	112,031,596	206,431,134	318,462,730
Global X S&P 500® Quality Dividend ETF	5,745,817	1,176,367	6,922,184
Global X Adaptive U.S. Factor ETF	27,165,433	2,252,060	29,417,493
Global X Variable Rate Preferred ETF	17,462,374	9,993,250	27,455,624
Global X Adaptive U.S. Risk Management ETF	12,352,177	134,578	12,486,755
Global X U.S. Cash Flow Kings 100 ETF	5,640	–	5,640

Notes to Financial Statements (Continued)
November 30, 2023

5. TAX INFORMATION (continued)

During the year ended November 30, 2023, the following Fund utilized capital loss carryforwards to offset capital gains amounting to:

	Short-Term Loss	Long-Term Loss	Total
Global X MLP & Energy Infrastructure ETF	$4,043,802	$17,423,085	$21,466,887
Global X Adaptive U.S. Risk Management ETF	6,970,587	901	6,971,488

The Federal tax cost basis of investments and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at November 30, 2023 were as follows:

Global X Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global X MLP ETF	$1,126,697,269	$434,811,094	$(2,545)	$434,808,549
Global X MLP & Energy Infrastructure ETF	820,588,696	274,834,273	(83,166,980)	191,667,293
Global X Alternative Income ETF	43,226,853	1,581,255	(8,785,870)	(7,204,615)
Global X Conscious Companies ETF	527,831,741	76,957,250	(26,059,060)	50,898,190
Global X U.S. Preferred ETF	2,652,343,236	9,514,162	(356,182,216)	(346,668,054)
Global X S&P 500® Quality Dividend ETF	50,781,219	1,475,423	(4,157,248)	(2,681,825)
Global X Adaptive U.S. Factor ETF	167,735,334	15,650,255	(1,950,985)	13,699,270
Global X Variable Rate Preferred ETF	228,807,866	2,925,949	(10,847,486)	(7,921,537)
Global X Adaptive U.S. Risk Management ETF	93,144,215	2,256,113	(692,456)	1,563,657
Global X 1-3 Month T-Bill ETF	116,406,530	4,522	(1,977)	2,545
Global X U.S. Cash Flow Kings 100 ETF	3,681,760	205,041	(108,820)	96,221

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales, mark-to-market treatment of passive foreign investment companies and adjustments in preferred stock and partnerships.

6. CONCENTRATION OF RISKS

The Funds may invest in securities in a particular asset class. Securities and other assets held in each Fund’s portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Notes to Financial Statements (Continued)
November 30, 2023

6. CONCENTRATION OF RISKS (continued)

The Funds, except for Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF, use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of an underlying index in approximately the same proportions as in the underlying index. A representative sampling strategy is an indexing strategy that involves investing in a representative sample of securities (including indirect investments through underlying ETFs) that collectively has an investment profile similar to an underlying index in terms of key risk factors, performance attributes and other characteristics. Each Fund may utilize a representative sampling strategy with respect to its underlying index when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow its underlying index, or, in certain instances, when securities in the underlying index become temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to a Fund but not its underlying index). The Global X U.S. Preferred ETF and Global X Variable Rate Preferred ETF use a representative sampling strategy.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Certain Funds may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023. There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Funds and the instruments in which the Funds invest. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Funds invest that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023.

Notes to Financial Statements (Continued)
November 30, 2023

6. CONCENTRATION OF RISKS (continued)

These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Funds could result in losses to the Funds.

Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. Government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls (i.e., government measures designed to limit the flow of foreign capital in and out of the domestic economy) and/or sanctions, which may also include retaliatory actions of one government against another government, such as the seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of a Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares of a Fund, and cause a Fund to decline in value. Please refer to each Fund’s prospectus and statement of additional information (“SAI”) for a more complete description of risks.

7. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities having a market value up to one-third of its total assets. Security loans made pursuant to a securities lending agreements with BBH and BNY Mellon are initially required to be secured by collateral equal to at least 102% of the value of domestic equity securities and American Depositary Receipts (“ADRs”) and 105% of the value of foreign equity securities (other than ADRs). Such collateral received in connection with these loans will be cash and can be invested in repurchase agreements, short-term investments or U.S. Treasury obligations and is recognized in the Schedules of Investments and Statements of Assets and Liabilities. The obligation to return securities lending collateral is also recognized as a liability in the Statements of Assets and Liabilities. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Securities pledged as collateral for repurchase agreements held in Global X MLP & Energy Infrastructure ETF, Global X Alternative Income ETF and Global X U.S. Preferred ETF are held by BNY Mellon and are designated as being held on the Fund’s behalf under a book-entry system. The Funds monitor the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. It is the Funds’ policy to only enter into repurchase agreements with banks

Notes to Financial Statements (Continued)
November 30, 2023

7. LOANS OF PORTFOLIO SECURITIES (continued)

and other financial institutions which are deemed by the Adviser to be creditworthy. The Funds bear the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is prevented from exercising its rights to dispose of the underlying securities received as collateral and the risk of a possible decline in the value of the underlying securities during the period. For financial statement purposes, the Funds record the securities lending collateral (including in repurchase agreements, at value or restricted cash) as an asset and the obligation to return securities lending collateral as a liability- on the Statement of Assets and Liabilities.

Cash collateral received in connection with securities lending is invested in repurchase agreements and short-term investments by the lending agent. The Funds do not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund’s

Schedule of Investments.

Securities lending transactions are entered into by the Funds under the Securities Lending Agreement, which permits a Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Funds, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of November 30, 2023.

	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received(1)	Net Amount
Global X MLP & Energy Infrastructure ETF	$13,993,798	$13,993,798	$—	$—
Global X Alternative Income ETF	1,582,240	1,582,240	—	—
Global X U.S. Preferred ETF	40,959,809	40,959,809	—	—

(1) Collateral and non-cash collateral received in excess of market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statements of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at November 30, 2023 are shown in the Schedules of Investments. The value of the collateral held may be temporarily less than that required under the lending contract. As of November 30, 2023, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Notes to Financial Statements (Continued)
November 30, 2023

7. LOANS OF PORTFOLIO SECURITIES (continued)

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Global X MLP & Energy Infrastructure ETF
Repurchase Agreements	$10,840,049	$—	$—	$—	$10,840,049
Total	$10,840,049	$—	$—	$—	$10,840,049
Global X Alternative Income ETF
Repurchase Agreements	$1,237,833	$—	$—	$—	$1,237,833
Total	$1,237,833	$—	$—	$—	$1,237,833
Global X U.S. Preferred ETF
Repurchase Agreements	$32,236,607	$—	$—	$—	$32,236,607
Total	$32,236,607	$—	$—	$—	$32,236,607

8. CONTRACTUAL OBLIGATION

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these contracts is unknown. However, the Funds have not had prior gains or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

Pursuant to the Trust’s organizational documents, the Trustees of the Trust (the “Trustees”) and the Trust’s officers are indemnified against certain liabilities that may arise out of the performance of their duties.

9. REVERSE SHARE SPLIT

Effective April 28, 2020, the Global X MLP ETF executed a 1-for-6 reverse share split for shareholders of record after the close of markets on April 27, 2020. The effect of this transaction for the Fund was to divide the number of outstanding Shares of the Fund by six, resulting in a corresponding increase in the NAV per Share. The capital share activity presented in the Statement of Changes in Net Assets for each of the years in the period then ended, and per share data in the financial highlights for each of the years in the period then ended, have been given retroactive effect to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.

Effective April 28, 2020, the Global X MLP & Energy Infrastructure ETF executed a 1-for-3 reverse share split for shareholders of record after the close of markets on April 27, 2020.

Notes to Financial Statements (Concluded)
November 30, 2023

9. REVERSE SHARE SPLIT (continued)

The effect of this transaction for the Fund was to divide the number of outstanding Shares of the Fund by three, resulting in a corresponding increase in the NAV per Share. The capital share activity presented in the Statement of Changes in Net Assets for each of the years in the period then ended, and per share data in the financial highlights for each of the years in the period then ended, have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

10. SUBSEQUENT EVENTS

The Funds have been evaluated by management regarding the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Global X Funds and Shareholders of each of the Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eleven of the funds constituting Global X Funds, hereafter collectively referred to as the “Funds”) as of November 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Global X U.S. Preferred ETF (1)	Global X Adaptive U.S. Factor ETF (1)
Global X Alternative Income ETF (1)	Global X Variable Rate Preferred ETF (2)
Global X Conscious Companies ETF (1)	Global X Adaptive U.S. Risk Management ETF (3)
Global X MLP & Energy Infrastructure ETF (1)	Global X 1-3 Month T-Bill ETF (4)
Global X MLP ETF (1)	Global X U.S. Cash Flow Kings 100 ETF (5)
Global X S&P 500® Quality Dividend ETF (1)

Report of Independent Registered Public Accounting Firm

1.	Statements of operations for the year ended November 30, 2023, statements of changes in net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023.
2.	Statement of operations for the year ended November 30, 2023, statement of changes in net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the three years in the period ended November 30, 2023 and for the period June 22, 2020 (commencement of operations) through November 30, 2020.
3.	Statement of operations for the year ended November 30, 2023, statement of changes in net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the two years in the period ended November 30, 2023 and for the period January 12, 2021 (commencement of operations) through November 30, 2021.
4.	Statements of operations and of changes in net assets and the financial highlights for the period June 20, 2023 (commencement of operations) through November 30, 2023.
5.	Statements of operations and of changes in net assets and the financial highlights for the period July 10, 2023 (commencement of operations) through November 30, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodians, transfer agent, and brokers; when replies were not received from

Report of Independent Registered Public Accounting Firm

brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 7, 2024

We have served as the auditor of one or more investment companies in Global X Funds since 2016.

Disclosure of Fund Expenses (Unaudited)

ETFs (such as the Funds) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of the shareholder’s investment in a Fund.

Operating expenses such as these are deducted from a Fund’s gross income and directly reduce your final investment returns. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from June 1, 2023 to November 30, 2023.

The table on the next page illustrates the Funds’ costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in a Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Disclosure of Fund Expenses (Unaudited) (Continued)

	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Annualized Expense Ratios	Expenses Paid During Period(1)
Global X MLP ETF
Actual Fund Return	$1,000.00	$1,151.80	0.42%	$2.27
Hypothetical 5% Return	1,000.00	1,022.96	0.42	2.13

Global X MLP & Energy Infrastructure ETF
Actual Fund Return	$1,000.00	$1,199.80	0.45%	$2.48
Hypothetical 5% Return	1,000.00	1,022.81	0.45	2.28

Global X Alternative Income ETF
Actual Fund Return	$1,000.00	$1,033.60	0.50%	$2.55
Hypothetical 5% Return	1,000.00	1,022.56	0.50	2.54

Global X Conscious Companies ETF
Actual Fund Return	$1,000.00	$1,087.90	0.43%	$2.25
Hypothetical 5% Return	1,000.00	1,022.91	0.43	2.18

Global X U.S. Preferred ETF
Actual Fund Return	$1,000.00	$1,026.30	0.23%	$1.17
Hypothetical 5% Return	1,000.00	1,023.92	0.23	1.17

Global X S&P 500® Quality Dividend ETF
Actual Fund Return	$1,000.00	$1,055.90	0.20%	$1.03
Hypothetical 5% Return	1,000.00	1,024.07	0.20	1.01

Global X Adaptive U.S. Factor ETF
Actual Fund Return	$1,000.00	$1,177.10	0.28%	$1.53
Hypothetical 5% Return	1,000.00	1,023.66	0.28	1.42

Global X Variable Rate Preferred ETF
Actual Fund Return	$1,000.00	$1,082.10	0.25%	$1.30
Hypothetical 5% Return	1,000.00	1,023.82	0.25	1.27

Global X Adaptive U.S. Risk Management ETF
Actual Fund Return	$1,000.00	$1,034.50	0.39%	$1.99
Hypothetical 5% Return	1,000.00	1,023.11	0.39	1.98

Disclosure of Fund Expenses (Unaudited) (Concluded)

	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Annualized Expense Ratios		Expenses Paid During Period(1)
Global X 1-3 Month T-Bill ETF*
Actual Fund Return	$1,000.00	$1,023.60	0.09	%(2)	$0.42	(3)
Hypothetical 5% Return	1,000.00	1,024.60	0.09		0.48

Global X U.S. Cash Flow Kings 100 ETF**
Actual Fund Return	$1,000.00	$1,064.60	0.25%		$1.01	(4)
Hypothetical 5% Return	1,000.00	1,023.82	0.25		1.27

*	The Fund commenced operations on 6/20/2023.
**	The Fund commenced operations on 7/10/2023.
(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(2)	Includes fees charged by the Fund’s custodian that were reimbursed by the custodian to the Fund subsequent to the reporting period. Excluding these fees, the ratio to average net assets would have been would have been 0.07%.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 163/365 (to reflect the period from inception to date.
(4)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 143/365 (to reflect the period from inception to date.

Approval of Investment Advisory Agreement(unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), requires that the board of trustees of an exchange-traded fund (“ETF”), including a majority of those trustees who are not “interested persons” of the ETF, as defined in the 1940 Act (“Independent Trustees”), consider on an initial basis and periodically thereafter (as required by the 1940 Act), at an in person meeting called for such purpose, the terms of each ETF’s investment advisory agreement and whether to approve entering into, or renewing, each agreement.

At Board meetings of the Global X Funds (the “Trust”) held on February 24, 2023 and May 19, 2023 (the “New Fund Board Meetings”), the Board of Trustees (the “Board”) (including the Trust’s Independent Trustees, voting separately) considered and unanimously approved (i) the initial Investment Advisory Agreement (“New Investment Advisory Agreement”) for the Global X U.S. Cash Flow Kings 100 ETF and the Global X 1-3 Month T-Bill ETF, respectively (each a “New Fund,” and referred to collectively as the “New Funds”) and (ii) the initial Supervision and Administration Agreement between the Trust (“New Supervision and Administration Agreement”), on behalf of the New Funds, and Global X Management Company LLC, the Trust’s investment adviser (“Global X Management”). The New Investment Advisory Agreement and New Supervision and Administration Agreement are referred to collectively as the “New Fund Agreements.”

At a Board meeting of the Trust held on November 16, 2023, called for such purpose, the Board (including the Trust’s Independent Trustees, voting separately) considered and unanimously approved the continuation of (i) the Investment Advisory Agreement (“Renewal Investment Advisory Agreement”) for each Fund included in this Annual Report (each, a “Renewal Fund” and referred to collectively as the “Renewal Funds”); and (ii) the Supervision and Administration Agreement between the Trust (“Renewal Supervision and Administration Agreement”), on behalf of each Renewal Fund, and Global X Management. The Renewal Investment Advisory Agreement and the Renewal Supervision and Administration Agreement are referred to herein as the “Renewal Agreements.”

In advance of the November 16, 2023 Board meeting, the Board (including the Trust’s Independent Trustees) and the Independent Trustees’ independent legal counsel requested (in writing) detailed information from Global X Management in connection with the Board’s consideration of the Renewal Agreements, and received and reviewed written responses from Global X Management, as well as supporting materials relating to those requests for information. Subsequent to the receipt of that information, the Independent Trustees requested additional information regarding certain changes in senior management of Global X Management, which was provided to them in advance of the November 16, 2023 Board meeting.

At the November 16, 2023 Board meeting, the Board approved the Renewal Agreements, for the period ending February 29, 2024, in order to ensure continuity of management of the Renewal Funds. However, the Independent Trustees also determined to postpone a vote on the renewal of the Renewal Agreements for a full annual period in order to provide the Independent Trustees with the opportunity to further consider certain changes in Global X

Approval of Investment Advisory Agreement(unaudited) (Continued)

Management’s senior leadership, which occurred approximately contemporaneously with the Board’s consideration of the Renewal Agreements, and in order to permit Global X Management to confirm certain information provided in advance of the November 16, 2023 Board meeting. Global X Management subsequently provided additional information to the Board in advance of a second meeting called for the purpose of considering the extension of the Renewal Agreements for a full year. At a Board meeting of the Trust held on December 21, 2023, the Trust’s Board, which was comprised entirely of Independent Trustees, unanimously approved the continuation of the Renewal Agreements for an aggregate one-year period ending November 30, 2024.

In the course of their consideration of the New Fund Agreements and Renewal Agreements, the Trust’s Independent Trustees were advised by their independent legal counsel and, in addition to meetings with management of Global X Management, the Independent Trustees met separately in executive sessions with their counsel.

NEW FUND AGREEMENTS

In determining to approve the New Fund Agreements for the New Funds, the Board considered a variety of factors, including the factors discussed in greater detail below.

Nature, Extent and Quality of Services

With respect to this factor, the Board considered:

-

the terms of the New Fund Agreements and the range of services proposed to be provided to the New Funds in accordance with the New Fund Agreements;

-

Global X Management’s key personnel and the portfolio managers who would provide investment advisory, supervision and administrative services to the New Funds;

-

Global X Management’s responsibilities under the New Fund Agreements to, among other things, (i) manage the investment operations of the New Funds and the composition of the New Funds’ assets, including the purchase, retention and disposition of its holdings, (ii) provide quarterly reports to the Trust’s officers and the Board and other reports as the Board deems necessary or appropriate, (iii) vote proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by the New Funds, (iv) select broker-dealers to execute portfolio transactions for the New Funds when necessary, (v) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of the New Funds, and the periodic updating of the registration statements, prospectuses, statements of additional information, and other reports and documents for the New Funds that are required to be filed by the Trust with the U.S. Securities and Exchange Commission (“SEC”) and other regulatory or governmental bodies, and (vi) monitor anticipated purchases and redemptions of the shares (including Creation Units) of the New Funds by shareholders and new investors;

Approval of Investment Advisory Agreement(unaudited) (Continued)

-

the nature, extent and quality of all of the services (including advisory, administrative and compliance services) that are proposed to be provided by Global X Management or made available to the New Funds; and

-

the quality of Global X Management’s resources and personnel that would be made available to the New Funds, including Global X Management’s experience and the professional qualifications of Global X Management’s key personnel.

Based on these considerations, the Board concluded, at the New Fund Board Meetings, that it was satisfied with the nature, extent and quality of the services proposed to be provided to the New Funds by Global X Management.

Performance

The Board determined that, because the New Funds had not yet begun investment operations as of the dates of the New Fund Board Meetings, meaningful data relating to the investment performance of the New Funds was not available and, therefore, could not be a factor in approving the New Fund Agreements.

Cost of Services and Profitability

With respect to this factor, the Board considered:

-

Global X Management’s expected costs to provide investment management, supervision and administrative and related services to each New Fund;

-

the management fee (including the proposed investment advisory fee) (“Management Fee”) that was proposed to be borne by each New Fund under the respective New Fund Agreement for the various investment advisory, supervisory and administrative services that the New Funds require under a unitary fee structure (including the types of fees and expenses that are not included within the unitary fee and would be borne by the New Funds); and

-

the expected profitability to Global X Management, if any, from all of the services proposed to be provided to the New Funds by Global X Management and all aspects of the relationship between Global X Management and the New Funds.

Based on these considerations, the Board concluded that the proposed Management Fee to be paid by each New Fund to Global X Management, in light of the nature, extent and quality of the services to be provided, was reasonable and in the best interests of the New Fund’s shareholders.

Comparison of Fees and Services

With respect to this factor, the Board considered:

Approval of Investment Advisory Agreement(unaudited) (Continued)

-

comparative information with respect to the proposed Management Fee to be paid to Global X Management by each New Fund. In connection with this consideration, Global X Management provided the Board with comparative expense data for each New Fund, including fees and expenses paid by unaffiliated similar specialized and/or focused ETFs, and/or other similar registered funds. The Board considered Global X Management’s detailed explanation of the proposed fee structures of any New Fund that was above the average or median for the New Fund’s peer group;

-

the structure of the proposed unitary Management Fee (which includes as one component the proposed investment advisory fee for the New Funds) and the expected total expense ratios for the New Funds. In this regard, the Board took into consideration that the purpose of adopting a unitary Management Fee structure for the New Funds was to create a simple, all-inclusive fee that would provide a level of predictability with respect to the overall expense ratios (i.e., the total fees) of the New Funds and that the proposed Management Fee for each New Fund was set at a competitive level to make the New Fund viable in the marketplace; and

-

that, under the proposed unified Management Fee structure, Global X Management would be responsible for most ordinary expenses of the New Funds, including the costs of various third-party services required by the New Funds, including investment advisory, administrative, audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, but that each New Fund would bear other expenses not covered under the proposed all-inclusive Management Fee, such as taxes, brokerage fees, commissions, and other transaction expenses, interest expenses, and extraordinary expenses.

Based on these considerations, the Board concluded, at the New Fund Board Meetings, that the services to be received and the fees to be charged under the applicable New Fund Agreements were reasonable on a comparative basis.

Economies of Scale

With respect to this factor, the Board considered:

-

the extent to which economies of scale would be realized as the New Funds grow and whether the proposed unitary Management Fees for the New Funds reflected these economies of scale;

-

the significant investment of time, personnel and other resources that Global X Management intends to make in the New Funds in order to seek to assure that the New Funds are attractive to investors; and

-

that the proposed unitary Management Fee would provide a high level of certainty as to the total level of expenses for each New Fund and its shareholders.

Approval of Investment Advisory Agreement(unaudited) (Continued)

Based on these considerations, the Board concluded, at the New Fund Board Meetings, that the proposed unitary Management Fees for the New Funds appropriately addressed economies of scale.

Other Benefits

In considering each New Fund Agreement, in addition to the factors discussed above, the Board considered other benefits that may be realized by Global X Management as a result of its relationships with the New Funds. As a result, the Board concluded that, in the case of each New Fund, in the exercise of the Board’s business judgement, all information the Board considered supported approval of the applicable New Fund Agreements.

Conclusion

After full consideration of the factors above, as well as other factors that were instructive in their consideration, the Board, including all of the Trust’s Independent Trustees voting separately, concluded, in the exercise of its business judgement, that the New Fund Agreements were fair and reasonable and in the best interest of the New Funds.

In reaching this decision, the Board did not assign relative weights to the factors above nor did the Board deem any one factor or group of them to be controlling in and of themselves. Each member of the Board may have assigned different weights to the various factors.

RENEWAL AGREEMENTS

In determining to approve the continuation of the Renewal Agreements for the Renewal Funds, the Board considered a variety of factors, including the factors discussed in greater detail below.

Nature, Extent and Quality of Services

With respect to this factor, the Board considered:

-

the terms of the Renewal Agreements and the range of services that would continue to be provided to each Renewal Fund in accordance with the Renewal Agreements;

-

Global X Management’s key personnel and the portfolio managers who would continue to provide investment advisory, supervision and administrative services to each Renewal Fund;

-

Global X Management’s responsibilities under the Renewal Agreements, among other things, to: (i) manage the investment operations of the Renewal Funds and the composition of the Renewal Funds’ assets, including the purchase, retention and disposition of their holdings, (ii) provide quarterly reports to the Trust’s officers and the Board and other reports as the Board deems necessary or appropriate, (iii) vote proxies, exercise consents, and exercise all other rights relating to securities and assets held by the Renewal Funds, (iv) select broker-dealers to execute portfolio transactions for the

Approval of Investment Advisory Agreement(unaudited) (Continued)

Renewal Funds when necessary, (v) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of the Renewal Funds, and the periodic updating of the registration statement, prospectuses, statements of additional information, and other reports and documents for the Renewal Funds that are required to be filed by the Trust with the SEC and other regulatory and governmental bodies, and (vi) monitor anticipated purchases and redemptions of the shares (including Creation Units) of the Renewal Funds by shareholders and new investors;

-

the nature, extent and quality of all of the services (including advisory, administrative and compliance services) that have been provided by Global X Management or made available to the Renewal Funds; and

-

the quality of Global X Management’s resources and personnel that would continue to be made available to the Renewal Funds, including Global X Management’s experience and the professional qualifications of Global X Management’s key personnel.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Renewal Funds by Global X Management.

Performance

The Board considered the performance of each Renewal Fund. They examined the performance of the Renewal Funds for the one-year, three-year, five-year and since-inception periods, as applicable. Also, the Board considered the total return and investments performance of the Renewal Funds relative to (i) the performance of unaffiliated comparable ETFs and/or other registered funds, which performance information is publicly available from such registered funds, as well as other third party sources; and (ii) the performance of pertinent indexes. The Board considered instances of under-performance and over-performance with respect to the competitor funds. The Board also considered the Renewal Funds’ tracking against their underlying indexes in absolute terms.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Renewal Funds did not adversely affect the Board’s approval of the continuance of the Renewal Agreements.

Cost of Services and Profitability

The Board considered Global X Management’s cost to provide investment management, supervision and administrative and related services to the Renewal Funds. In this regard, the Board considered the management fee (“Management Fee”) that has been borne or is expected to be borne by the Renewal Funds under the Renewal Agreements for the various investment advisory, supervisory and administrative services that the Renewal Funds require under a unitary fee structure (including the types of fees and expenses that are not included within the unitary fee and would be borne by the Renewal Funds).

Approval of Investment Advisory Agreement(unaudited) (Continued)

In addition, the Board considered expected profitability to Global X Management, as applicable, from all services provided or expected to be provided to the Renewal Funds and all aspects of Global X Management’s relationship with the Renewal Funds. In connection with these considerations, Global X Management provided the Board with financial information regarding its operations and the services provided to the Renewal Funds and discussed with the Board its current and expected, as applicable, profitability with respect to the Renewal Funds.

Based on these considerations, the Board concluded that the Management Fee rate paid by the Renewal Funds to Global X Management, in light of the nature, extent and quality of the services provided, was reasonable and in the best interests of the Renewal Funds’ shareholders.

Comparison of Fees and Services

With respect to this factor, the Board considered:

-

comparative information with respect to the Management Fee paid to Global X Management by the Renewal Funds. In connection with this consideration, Global X Management provided the Board with comparative expense data for the Renewal Funds, including fees and expenses paid by unaffiliated similar specialized and/or focused ETFs and/or other comparable registered funds. The Board considered the Global X Management’s detailed explanation of the fee structures of any Renewal Fund that was above the average or median for its peer group;

-

the structure of the unitary Management Fee (which includes as one component the investment advisory fee for the Renewal Funds) and the current total expense ratios for the Renewal Funds. In this regard, the Board took into consideration that the purpose of adopting a unitary Management Fee structure for the Renewal Funds was to create a simple, all-inclusive fee that would provide a level of predictability with respect to the overall expense ratio (i.e., the total fees) of the Renewal Funds and that the proposed Management Fees for the Renewal Funds were set at a competitive levels to make the Renewal Funds viable in the marketplace; and

-

that, under the unified Management Fee structure, Global X Management is responsible for most ordinary expenses of the Renewal Funds, including the costs of various third-party services required by the Renewal Funds, including investment advisory, administrative, audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, but that the Renewal Funds would bear other expenses not covered under the proposed all-inclusive Management Fee, such as taxes, brokerage fees, commissions, and other transaction expenses, interest expenses, and extraordinary expenses.

Based on these considerations, the Board concluded that the services received and the fees charged under the Renewal Agreements were reasonable on a comparative basis.

Economies of Scale

Approval of Investment Advisory Agreement(unaudited) (Concluded)

With respect to this factor, the Board considered:

-

the extent to which economies of scale would be realized as the Renewal Funds grow and whether the unitary Management Fee for the Renewal Funds reflected these economies of scale;

-

the significant investment of time, personnel and other resources that Global X Management has made and intends to continue to make in the Renewal Funds in order to seek to assure that the Renewal Funds are attractive to investors; and

-

that the unitary Management Fee would provide a high level of certainty as to the total level of expenses for the Renewal Funds and their shareholders.

Based on these considerations, the Board concluded that the unitary Management Fee for the Renewal Funds appropriately addressed economies of scale.

Other Benefits

In considering the Renewal Agreements, in addition to the factors above, the Board considered any other benefits realized by Global X Management as a result of its relationships with the Renewal Funds and concluded that, in the exercise of the Board’s business judgement, all information the Board considered supported approval of the continuation of the Renewal Agreements.

Conclusion

After full consideration of the factors above, as well as other factors that were instructive in its consideration, the Board, including all of the Trust’s Independent Trustees voting separately, concluded, in the exercise of its business judgement, that the Renewal Agreements were fair and reasonable and in the best interest of each Renewal Fund.

In reaching this decision, the Board did not assign relative weights to the factors above nor did the Board deem any one factor or group of them to be controlling in and of themselves. Each member of the Board may have assigned different weights to the various factors.

Supplemental Information (UNAUDITED)

NAV is the price per Share at which the Funds issue and redeem Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Funds’ are listed for trading, as of the time that a Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Funds’ website at www.globalxetfs.com.

Trustees and Officers of the Trust (UNAUDITED)

The Trustees and officers are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-888-493-8631. The address for all Trustees and officers is c/o Global X Funds®, 605 3rd Avenue, 43rd Floor, New York, New York 10158. The following chart lists Trustees and Officers as of December 15, 2023.

Name (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee[4]	Other Directorships Held by Trustees
Independent Trustees[1,2]
Charles A. Baker (1953)	Trustee (since 07/2018)	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012).	113 funds (109 of which were operational)	Trustee of OSI ETF Trust (2016-2022).
Susan M. Ciccarone (1973)	Trustee (since 09/2019)	Partner, Further Global Capital Management (private equity) (since 2017); formerly Chief Operating (2014-2016) and Chief Financial Officer (2012-2016), Emerging Global Advisors, LLC (ETF issuer).	113 funds (109 of which were operational)	Director of E78 Partners (since 2022); Director of ProSight Global, Inc. (since 2021); Director of Casa Holdco LP, parent of Celink (since 2018); Chairman, Payment Alliance International, Inc. 2019-2021).
Clifford J. Weber (1963)	Trustee (since 07/2018)	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013- 2015).	113 funds (109 of which were operational)	Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); Trustee of Clough Global Equity Fund (since 2017); Trustee of Clough Global Dividend and Income Fund (since 2017); Trustee of Clough Global Opportunities Fund (since 2017); Chairman (2017-2023) and Trustee (2015- 2023) of Clough Funds Trust; and Chairman and Trustee of Elevation ETF Trust (2016-2018).

Trustees and Officers of the Trust (UNAUDITED)

Name, Address (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Interested Trustee/Officers[1]
Thomas Park (1978)	President (since 11/2023)	Chief Executive Officer, GXMC (since 11/2023); Co-Chief Executive Officer Mirae Asset Global Investments (USA) (since 12/2022); President of Mirae Asset Global Investments (USA) (1/2020- 12/2022); and Executive Managing Director of Mirae Asset Global Investments (USA) (2011- 2022).	N/A	N/A
Alex Ashby (1986)	Chief Operating Officer (since 11/2023)	Head of Product Development, GXMC (since 2019); Vice President, Director of Product Development (2015 - 2018).	N/A	N/A
Susan Lively (1981)	Secretary (since 09/2020)	General Counsel, GXMC (since 9/2020); Senior Corporate Counsel at Franklin Templeton (previously, Managing Director and Associate General Counsel at Legg Mason & Co., LLC) (2014-2020).	N/A	N/A
Eric Griffith[3] (1969)	Assistant Secretary (since 02/2020)	Counsel, SEI Investments (since 10/2019); Vice President and Assistant General Counsel, JPMorgan Chase & Co. (2012-2018).	N/A	N/A
Joe Costello (1974)	Chief Compliance Officer (since 09/2016)	Chief Compliance Officer, GXMC since 09/2016).	N/A	N/A
Ronnie Riven (1984)	Chief Financial Officer (since 11/2023); Treasurer and Principal Accounting Officer (since 12/2020)	Head of Finance & Business Management, GXMC (since 01/2022); Treasurer, GXMC (since 02/2022); Director of Finance, GXMC (08/2018-12/2021); Director of Accounting and Finance at Barclays Center (2016-2018).	N/A	N/A
Eric Olsen[3] (1970)	Assistant Treasurer (since 05/2021)	Director of Accounting, SEI Investment Manager Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021).	N/A	N/A

1	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
2	Luis Berruga served as an Interested Trustee of the Trust until December 15, 2023, and as President of the Trust until November 21, 2023. John Belanger served as Chief Operating Officer of the Trust and as Chief Financial Officer of the Trust until November 28, 2023.
3	These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.
4	As of November 30, 2023.

Notice to Shareholders (UNAUDITED)

For shareholders that do not have an November 30, 2023 tax year end, this notice is for informational purposes only. For shareholders with an November 30, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2023, the Funds have designated the following items with regard to distributions paid during the year.

Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)
Global X MLP ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%
Global X MLP & Energy Infrastructure ETF
15.86%	0.00%	84.14%	100.00%	16.68%	45.50%
Global X Alternative Income ETF
0.00%	0.00%	100.00%	100.00%	1.36%	1.36%
Global X Conscious Companies ETF
0.00%	0.00%	100.00%	100.00%	100.00%	100.00%
Global X U.S. Preferred ETF
0.00%	0.00%	100.00%	100.00%	70.07%	71.00%
Global X S&P 500® Quality Dividend ETF
0.00%	0.00%	100.00%	100.00%	93.70%	98.75%
Global X Adaptive U.S. Factor ETF
11.45%	0.00%	88.55%	100.00%	87.17%	89.67%
Global X Variable Rate Preferred ETF
0.00%	0.00%	100.00%	100.00%	70.22%	71.07%
Global X Adaptive U.S. Risk Management ETF
0.00%	0.00%	100.00%	100.00%	56.65%	54.21%
Global X 1-3 Month T-Bill ETF
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%
Global X U.S. Cash Flow Kings 100 ETF
0.00%	0.00%	100.00%	100.00%	100.00%	94.09%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

Notice to Shareholders (UNAUDITED)

	U.S. Government Interest(3)	Interest Related Dividends(4)	Short Term Capital Gain Dividends (5)	Qualifying Business Income(6)	Foreign Tax Credit
Global X MLP ETF
	0.00%	0.00%	0.00%	0.00%	0.00%
Global X MLP & Energy Infrastructure ETF
	0.00%	0.15%	0.00%	0.00%	0.00%
Global X Alternative Income ETF
	0.00%	0.22%	0.00%	0.00%	0.00%
Global X Conscious Companies ETF
	0.00%	0.21%	0.00%	0.00%	0.00%
Global X U.S. Preferred ETF
	0.00%	1.12%	0.00%	0.00%	0.00%
Global X S&P 500® Quality Dividend ETF
	0.00%	0.07%	0.00%	0.00%	0.00%
Global X Adaptive U.S. Factor ETF
	0.00%	0.00%	0.00%	0.00%	0.00%
Global X Variable Rate Preferred ETF
	0.00%	0.60%	0.00%	0.00%	0.00%
Global X Adaptive U.S. Risk Management ETF
	34.04%	45.31%	0.00%	0.00%	0.00%
Global X 1-3 Month T-Bill ETF
	100.00%	99.86%	0.00%	0.00%	0.00%
Global X U.S. Cash Flow Kings 100 ETF
	0.00%	0.00%	0.00%	0.00%	0.00%

(3) “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government Obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6) The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Notes

Notes

605 3rd Avenue, 43rd Floor
New York, NY 10158
1-888-493-8631
www.globalxetfs.com

Investment Adviser and Administrator:
Global X Management Company LLC
605 3rd Avenue, 43rd Floor
New York, NY 10158

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Sub-Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Counsel for Global X Funds and the Independent Trustees:
Stradley Ronon Stevens & Young, LLP
2000 K Street, N.W.
Suite 700
Washington, DC 20006

Custodians and Transfer Agents:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Independent Registered Public Accounting Firm:
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

GLX-AR-006-1100

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Charles A. Baker and Susan M. Ciccarone and each is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the registrant.

PwC billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$1,235,693	$0	$0	$1,148,958	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(1)	$392,972	$0	$0	$406,447	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Notes:

(1)	Tax Compliance and excise distribution services.

(e) (1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2023	2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $392,972 and $406,447, respectively.

(h) During the past fiscal year, all non-audit services provided by registrant’s principal accountant to either registrant’s investment adviser or to any entity controlling, controlled by, or under common control with registrant’s investment adviser that provides ongoing services to registrant were pre-approved by the audit committee of registrant’s Board of Trustees.  Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing Audit Committee, which is composed of the registrant's Independent Trustees, Charles A. Baker, Susan M. Ciccarone and Clifford J. Weber.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Global X Funds

By (Signature and Title)	/s/ Thomas Park
Thomas Park
President

Date: February 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas Park
Thomas Park
President

Date: February 8, 2024

By (Signature and Title)	/s/ Ronnie Riven
Ronnie Riven
Chief Financial Officer

Date: February 8, 2024